As filed with the Securities and Exchange Commission on July 30, 2001
                        Securities Act File No. 33-37458
                    Investment Company Act File No. 811-06199
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]

         Pre-Effective Amendment No. ___                                  [ ]
         Post-Effective Amendment No. 43                                  [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

         Amendment No. 44                                                 [X]

                        (Check appropriate box or boxes.)


                         NOTTINGHAM INVESTMENT TRUST II
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

   116 South Franklin Street, Post Office Box 69, Rocky Mount, N.C. 27801-0069
   ---------------------------------------------------------------------------
              (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, including Area Code (252) 972-9922
                                                           --------------

                              C. Frank Watson, III
   116 South Franklin Street, Post Office Box 69, Rocky Mount, N.C. 27801-0069
   ---------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 With Copies to:
                                 ---------------
                                  Peter J. Shea
                     Parker, Poe, Adams and Bernstein L.L.P.
                            Three First Union Center
                       401 South Tryon Street, Suite 3000
                               Charlotte, NC 28202

 Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this filing
                                                -----------------------------

It is proposed that this filing will become effective: (check appropriate box)

        [X] immediately  upon filing pursuant to paragraph (b);
        [ ] on ______ (date) pursuant to paragraph (b);
        [ ] 60 days after filing pursuant to paragraph (a)(1);
        [ ] on ______ (date) pursuant to paragraph (a)(1);
        [ ] 75 days after filing pursuant to paragraph (a)(2); or
        [ ] on ______ (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         NOTTINGHAM INVESTMENT TRUST II


                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
Capital Value Fund
    -Part A - Investor Class Shares Prospectus
    -Part A - T Shares Prospectus
    -Part B - Statement of Additional Information
EARNEST Partners Fixed Income Trust
    -Part A - Institutional Shares Prospectus
    -Part B - Statement of Additional Information
WST Growth Fund
    -Part A - Institutional Class Shares Prospectus
    -Part A - Investor Class Shares Prospectus
    -Part A - Class C Shares Prospectus
    -Part B - Statement of Additional Information
The Brown Capital Management Equity Fund
The Brown Capital Management Balanced Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
    -Part A - Institutional Shares Prospectus
    -Part B - Statement of Additional Information
Part C - Other Information and Signature Page
Exhibit Index
Exhibits

                                     PART A
                                     ======

                                    FORM N-1A

                                  PROSPECTUSES



Cusip Number 66976M102                                       NASDAQ Symbol CAPVX

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                 A series of the
                         Nottingham Investment Trust II

                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS
                                  July 30, 2001




The Capital Value Fund ("Fund") seeks maximum total return consisting of any combination of capital appreciation and income. This prospectus relates to the Investor Class Shares of the Fund. The Fund also offers T Shares, which are offered by another prospectus.



                               Investment Advisor
                               ------------------

                        Capital Investment Counsel, Inc.
                               17 Glenwood Avenue
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                 1-800-525-3863




The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
   Investment Objective........................................................2
   Principal Investment Strategies.............................................2
   Principal Risks of Investing in the Fund....................................4
   Bar Chart and Performance Table.............................................6
   Fees and Expenses of the Fund...............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------
   The Investment Advisor......................................................8
   The Administrator...........................................................9
   The Transfer Agent..........................................................9
   The Distributor.............................................................9

YOUR INVESTMENT IN THE FUND...................................................10
---------------------------
   Minimum Investment.........................................................10
   Purchase and Redemption Price..............................................10
   Purchasing Shares..........................................................11
   Redeeming Your Shares......................................................13

OTHER IMPORTANT INVESTMENT INFORMATION........................................15
--------------------------------------
   Dividends, Distributions, and Taxes........................................15
   Financial Highlights.......................................................16
   Additional Information.............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Capital Value Fund seeks maximum total return consisting of any combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a flexible portfolio of:

        o  equity securities,
        o  fixed income securities, and
        o  money market instruments.

The capital appreciation portion of the Fund's objective will be achieved by investing in equity securities. The income portion of the Fund's objective will be achieved by investing in fixed income securities and money market instruments.

Capital Investment Counsel, Inc. ("Advisor") will vary the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of:

        o  market and economic conditions,
        o  trends in business environment,
        o  trends in yields and interest rates,
        o  prospects  for  particular  industries  within  the  overall   market
           environment, and
        o  possible changes in fiscal or monetary policy.

Equity Securities. The Advisor seeks to identify equities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break-up value," is close to or greater than the market valuation of those same assets.

The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a company is appropriate for inclusion in the portfolio, the Advisor considers, among other things, such factors as:

        o  strong asset holdings in cash,
        o  current market value of real estate,
        o  favorable debt to asset and debt to equity ratios, and
        o  strength of management.

In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Fixed Income Securities. The Fund's fixed income investments may include corporate debt obligations and U.S. government securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon:

        o  the current and expected trend in interest rates,
        o  credit quality of the fixed income securities,
        o relative attractiveness of fixed income securities versus equity securities, and
        o  the overall economic situation, current and expected.

Corporate debt obligations purchased by the Fund will consist of "investment-grade" securities. Investment-grade securities will include those securities that are rated at least "Baa" by Moody's Investors Services Inc. ("Moody's"), "BBB" by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Services Inc., or Duff & Phelps or, if not rated, of equivalent quality in the Advisor's opinion. While the Advisor utilizes the ratings of the various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis to determine whether an issuer is creditworthy. If a corporate debt obligation held by the Fund falls below one of the credit ratings described below and is no longer considered to be "investment-grade" by any credit rating service rating that particular security, the Advisor will re-evaluate the issuer's credit standing to determine if the investment should continue to be held by the Fund. If the Advisor determines that the issuer remains creditworthy, the Advisor may retain the investment for the Fund.

The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include:

        o  money supply growth,
        o  rate of unemployment,
        o  changes in consumer, wholesale and producer prices,
        o  prices of raw materials and commodities,
        o  industrial prices,
        o  capital spending statistics,
        o  Gross National Product ("GNP"),
        o  industrial production data,
        o  impact of inflation, or
        o attitudes and concerns of key officials in the Federal Reserve and U.S. government.

Money Market Instruments. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. The Advisor may, when it believes that a temporary or defensive investment approach is appropriate in response to adverse market, economic, political, or other conditions, invest without limitation in money market instruments. By taking such a defensive position, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested and there can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Advisor's decision to hold a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated BBB by S&P's or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds or Lower-rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by S&P's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o    Foreign  Securities:  The Fund may invest up to 10% of its total  assets in foreign securities. Investment in foreign securities presents special circumstances not typically associated with investment in domestic securities that may reduce the value of these securities, such as: additional foreign taxes on dividends; currency exchange rate fluctuations; at times, less volume and liquidity in the markets for these securities; unfavorable differences between U.S. and foreign economies and government regulations; and possible additional U.S. governmental regulations and taxation's imposed on foreign investment. Also, there may be difficulty in obtaining accurate information regarding individual securities due to lack of uniform accounting, auditing and financial reporting standards by foreign countries; less public information; and less regulation of foreign issuers. Additionally, some countries have been known to expropriate or nationalize assets; and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. Because of some of these additional risks of foreign securities, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's annual total returns from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year, five years, and since inception compare to those of a broad-based securities market index and an index representative of the bond market. How the Fund has performed in the past is not necessarily an indication of how the Fund may perform in the future.


[BAR CHART HERE]:

            Investor Class Shares
Year to Year Total Returns (as of December 31)
----------------------------------------------

                1992     5.27%
                1993    10.79%
                1994     0.95%
                1995    21.47%
                1996     9.87%
                1997    21.44%
                1998    21.32%
                1999    36.41%
                2000   -13.80%


o During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 30.75% (quarter ended December 31, 1999).
o During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (10.70)% (quarter ended December 31, 2000).
o The year-to-date return as of the most recent calendar quarter was (6.70)% (quarter ended June 30, 2001).
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

----------------------------------------- ------------- ------------ -----------
Average Annual Total Returns                 Past 1        Past 5       Since
Period ended December 31, 2000*               Year         Years     Inception**
----------------------------------------- ------------- ------------ -----------
Capital Value Fund Investor Class Shares    (16.82)%       12.91%       11.32%
----------------------------------------- ------------- ------------ -----------
S&P 500 Total Return Index***                (9.10)%       18.31%       16.08%
----------------------------------------- ------------- ------------ -----------
Lehman Brothers Aggregate Bond Index****     11.63%         6.45%        7.09%
----------------------------------------- ------------- ------------ -----------

*    The maximum sales load is reflected in the table above.
**   December 31, 1991, for the Investor Class Shares.
*** TheS&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
**** The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                   Shareholder Fees For Investor Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

  Maximum Sales Charge (Load) Imposed On Purchases
      (as a percentage of offering price) ............................3.50%
  Redemption fee
      (as a percentage of amount redeemed)............................None


            Annual Fund Operating Expenses For Investor Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

  Management Fees.....................................................0.60%
  Distribution and/or Service (12b-1) Fees............................0.50%
  Other Expenses......................................................0.89%
                                                                      ----
      Total Annual Fund Operating Expenses............................1.99%*
                                                                      =====


* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2001.



Example. The example below shows you the expenses you may pay over time by investing in the Investor Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

        (1)  You invest $10,000 in the Fund for the periods shown;
        (2)  You reinvest all dividends and distributions;
        (3)  You redeem all of your shares at the end of those periods;
        (4)  You earn a 5% total return; and
        (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

-------------------- ------------- -------------- -------------- ---------------
  Period Invested       1 Year        3 Years        5 Years        10 Years
-------------------- ------------- -------------- -------------- ---------------
    Your Costs           $545          $953           $1,385         $2,586
-------------------- ------------- -------------- -------------- ---------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Investment Counsel, Inc., 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended ("1940 Act"). Subject to the authority of the Board of Trustees ("Trustees") of the Nottingham Investment Trust II ("Trust") and pursuant to an investment advisory agreement with the Trust, the Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as a North Carolina corporation in 1984, is controlled through ownership by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). The Advisor currently serves as investment advisor to over $320 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation.

Mr. Edgerton, a principal of the Advisor and an officer of the Fund, and W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.60% of the first $250 million of the Fund's net assets and 0.50% of all assets over $250 million. As a result, during the most recent fiscal year ending March 31, 2001, advisory fees paid to the Advisor by the Fund as a percentage of average net assets were 0.60%.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades may be cleared through the Distributor, a registered broker-dealer affiliate of the Advisor.

The 1940 Act, generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Management Company, Inc. ("Administrator") serves as the Fund's administrator and fund accounting agent for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Your Investment in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Advisor. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the Investor Class Shares and T Shares of the Fund, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

Other Class of Shares. The Fund currently has two classes of shares registered for investment: Investor Class Shares and T Shares. Both classes of shares are invested in the same portfolio of securities. The only difference between the two classes of shares is that the Investor Class Shares are subject to a front-end sales load but lower Rule 12b-1 fees than the T Shares. The T Shares have no front-end sales load but higher Rule 12b-1 fees.

MINIMUM INVESTMENT

Investor Class Shares are sold subject to a sales charge of 3.50%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value.

All shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan or purchasing under the telephone purchase option). The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ---------------------- ------------------- -------------------------------
                                                                Sales Charge       Sales Dealers Discounts and
      Amount of Transactions At         Charge As % of Net     As % of Public       Brokerage Commissions as
        Public Offering Price            Amount Invested       Offering Price      % of Public Offering Price
------------------------------------- ---------------------- ------------------- -------------------------------
         Less than $100,000                   3.63%                 3.50%                     3.00%
------------------------------------- ---------------------- ------------------- -------------------------------
  $100,000 but less than $250,000             3.09%                 3.00%                     2.50%
------------------------------------- ---------------------- ------------------- -------------------------------
  $250,000 but less than $500,000             2.56%                 2.50%                     2.00%
------------------------------------- ---------------------- ------------------- -------------------------------
 $500,000 but less than $1,000,000            2.04%                 2.00%                     1.50%
------------------------------------- ---------------------- ------------------- -------------------------------
         $1,000,000 or more                   1.01%                 1.00%                     0.50%
------------------------------------- ---------------------- ------------------- -------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Class Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and Investor Class Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedures, including its terms, is contained on the Fund Shares Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Distribution of the Fund's Shares. For the Investor Class Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Class Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay annually 0.50% of the average daily net assets of the Fund's Investor Class Shares for activities primarily intended to result in the sale of those shares or servicing of shareholders investing in those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's Investor Class Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value for that class of shares after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The net asset value for each class of shares is calculated by dividing the value of the total assets, less liabilities
(including expenses, which are accrued daily) applicable to that class of shares, by the total number of outstanding shares of that class. The net asset value for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotes are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters Affecting Purchases and Redemptions. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "Capital Value Fund," to:

               Capital Value Fund
               Investor Class Shares
               c/o NC Shareholder Services
               116 South Franklin Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

               First Union National Bank of North Carolina
               Charlotte, North Carolina
               ABA # 053000219
               For the Capital Value Fund Investor Class Shares
               Acct. # 2000000862110
               For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price for that class of shares. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-525-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Telephone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-525-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange Investor Class Shares of the Fund for Investor Class Shares of any other series of the Trust advised by the Fund's Advisor and offered for sale in the state in which you reside. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                 Capital Value Fund
                 Investor Class Shares
                 c/o NC Shareholder Services
                 116 South Franklin Street
                 Post Office Box 4365
                 Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

(1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)  Any required signature guarantees (see "Signature Guarantees" below); and

(3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

        (1) The name of the Fund and the designation of class (Investor),
        (2) Shareholder name and account number,
        (3) Number of shares or dollar amount to be redeemed,
        (4) Instructions for transmittal of redemption funds to the shareholder, and
        (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors
Act) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between different series of the Trust may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the last five fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Investor Class Shares. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-525-3863.


                                                        Investor Class Shares
                                                        ---------------------
                                           (For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................... $     20.98     $     15.32     $     14.51     $     12.50     $     11.92

      (Loss) income from investment operations
           Net investment (loss) income ..............       (0.01)           0.01            0.06            0.13            0.15
           Net realized and unrealized (loss) gain
               on investments ........................       (5.70)           6.99            2.02            3.93            0.70
                                                       -----------     -----------     -----------     -----------     -----------

               Total from investment operations ......       (5.71)           7.00            2.08            4.06            0.85
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income .....................        0.00           (0.01)          (0.06)          (0.13)          (0.15)
           Tax return of capital .....................        0.00            0.00            0.00            0.00           (0.01)
           Net realized gain from investment
               transactions ..........................       (3.58)          (1.33)          (1.21)          (1.92)          (0.11)
                                                       -----------     -----------     -----------     -----------     -----------
               Total distributions ...................       (3.58)          (1.34)          (1.27)          (2.05)          (0.27)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ......................... $     11.69     $     20.98     $     15.32     $     14.51     $     12.50
                                                       ===========     ===========     ===========     ===========     ===========

Total return*.........................................      (28.82)%         46.68 %         14.67 %         32.89 %          7.08 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year ........................ $12,141,902     $16,487,247     $11,056,274     $ 9,888,068     $ 7,738,255
                                                       ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.99 %          1.95 %          2.15 %          2.12 %          2.38 %
           After expense reimbursements and waived fees       1.99 %          1.95 %          2.15 %          2.12 %          2.38 %

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees     (0.05)%          0.06 %          0.40 %          0.91 %          1.12 %
           After expense reimbursements and waived fees      (0.05)%          0.06 %          0.40 %          0.91 %          1.12 %

      Portfolio turnover rate ........................       55.35 %         34.93 %         70.65 %         33.50 %          7.31 %


* Does not reflect the current maximum sales load of 3.5%.


                             ADDITIONAL INFORMATION
________________________________________________________________________________

                               CAPITAL VALUE FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            Capital Value Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-06199

________________________________________________________________________________

                               CAPITAL VALUE FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________










                                   [logo here]





                                   PROSPECTUS











                                  July 30, 2001

Cusip Number 66976M789                                       NASDAQ Symbol (N/A)


________________________________________________________________________________

                               CAPITAL VALUE FUND

                                 A series of the
                         Nottingham Investment Trust II

                                    T SHARES
________________________________________________________________________________

                                   PROSPECTUS
                                  July 30, 2001





The Capital Value Fund ("Fund") seeks maximum total return consisting of any combination of capital appreciation and income. This prospectus relates to the T Shares of the Fund. The Fund also offers Investor Class Shares, which are offered by another prospectus.



                               Investment Advisor
                               ------------------

                        Capital Investment Counsel, Inc.
                               17 Glenwood Avenue
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                 1-800-525-3863




The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
   Investment Objective........................................................2
   Principal Investment Strategies.............................................2
   Principal Risks of Investing in the Fund....................................4
   Bar Chart and Performance Table.............................................5
   Fees and Expenses of the Fund...............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------
   The Investment Advisor......................................................8
   The Administrator...........................................................9
   The Transfer Agent..........................................................9
   The Distributor.............................................................9

YOUR INVESTMENT IN THE FUND...................................................10
---------------------------
   Minimum Investment.........................................................10
   Purchase and Redemption Price..............................................10
   Purchasing Shares..........................................................11
   Redeeming Your Shares......................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------
   Dividends, Distributions, and Taxes........................................14
   Financial Highlights.......................................................15
   Additional Information.............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Capital Value Fund seeks maximum total return consisting of any combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a flexible portfolio of:

        o  equity securities,
        o  fixed income securities, and
        o  money market instruments.

The capital appreciation portion of the Fund's objective will be achieved by investing in equity securities. The income portion of the Fund's objective will be achieved by investing in fixed income securities and money market instruments.

Capital Investment Counsel, Inc. ("Advisor") will vary the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of:

        o  market and economic conditions,
        o  trends in business environment,
        o  trends in yields and interest rates,
        o  prospects  for  particular  industries  within  the  overall   market
           environment, and
        o  possible changes in fiscal or monetary policy.

Equity Securities. The Advisor seeks to identify equities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break-up value," is close to or greater than the market valuation of those same assets.

The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a company is appropriate for inclusion in the portfolio, the Advisor considers, among other things, such factors as:

        o  strong asset holdings in cash,
        o  current market value of real estate,
        o  favorable debt to asset and debt to equity ratios, and
        o  strength of management.

In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Fixed Income Securities. The Fund's fixed income investments may include corporate debt obligations and U.S. government securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon:

        o   the current and expected trend in interest rates,
        o   credit quality of the fixed income securities,
        o relative attractiveness of fixed income securities versus equity securities, and
        o   the overall economic situation, current and expected.

Corporate debt obligations purchased by the Fund will consist of "investment-grade" securities. Investment-grade securities will include those securities that are rated at least "Baa" by Moody's Investors Services Inc. ("Moody's"), "BBB" by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Services Inc., or Duff & Phelps or, if not rated, of equivalent quality in the Advisor's opinion. While the Advisor utilizes the ratings of the various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis to determine whether an issuer is creditworthy. If a corporate debt obligation held by the Fund falls below one of the credit ratings described below and is no longer considered to be "investment-grade" by any credit rating service rating that particular security, the Advisor will re-evaluate the issuer's credit standing to determine if the investment should continue to be held by the Fund. If the Advisor determines that the issuer remains creditworthy, the Advisor may retain the investment for the Fund.

The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include:

        o  money supply growth,
        o  rate of unemployment,
        o  changes in consumer, wholesale and producer prices,
        o  prices of raw materials and commodities,
        o  industrial prices,
        o  capital spending statistics,
        o  Gross National Product ("GNP"),
        o  industrial production data,
        o  impact of inflation, or
        o attitudes and concerns of key officials in the Federal Reserve and U.S. government.

Money Market Instruments. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. The Advisor may, when it believes that a temporary or defensive investment approach is appropriate in response to adverse market, economic, political, or other conditions, invest without limitation in money market instruments. By taking such a defensive position, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested, and there can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Advisor's decision to hold a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated BBB by S&P's or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds or Lower-rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by S&P's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o    Foreign  Securities:  The Fund may invest up to 10% of its total  assets in foreign securities. Investment in foreign securities presents special circumstances not typically associated with investment in domestic securities that may reduce the value of these securities, such as: additional foreign taxes on dividends; currency exchange rate fluctuations; at times, less volume and liquidity in the markets for these securities; unfavorable differences between U.S. and foreign economies and government regulations; and possible additional U.S. governmental regulations and taxations imposed on foreign investment. Also, there may be difficulty in obtaining accurate information regarding individual securities due to lack of uniform accounting, auditing and financial reporting standards by foreign countries; less public information; and less regulation of foreign issuers. Additionally, some countries have been known to expropriate or nationalize assets; and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. Because of some of these additional risks of foreign securities, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE^1

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's annual total returns from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year, five years, and since inception compare to those of a broad-based securities market index and an index representative of the bond market. How the Fund has performed in the past is not necessarily an indication of how the Fund may perform in the future.

[BAR CHART HERE]:

            Investor Class Shares
Year to Year Total Returns (as of December 31)
----------------------------------------------

                1992     5.27%
                1993    10.79%
                1994     0.95%
                1995    21.47%
                1996     9.87%
                1997    21.44%
                1998    21.32%
                1999    36.41%
                2000   -13.80%


o During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 30.75% (quarter ended December 31, 1999).
o During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (10.70)% (quarter ended December 31, 2000).
o The year-to-date return as of the most recent calendar quarter was (6.70)% (quarter ended June 30, 2001).
o Sales loads are not reflected in the chart above or table below, since they are not applicable to the T Shares.

----------------------------------------- ------------- ------------ -----------
Average Annual Total Returns                 Past 1        Past 5       Since
Period ended December 31, 2000*               Year         Years     Inception**
----------------------------------------- ------------- ------------ -----------
Capital Value Fund Investor Class Shares    (13.80)%       13.72%       11.76%
----------------------------------------- ------------- ------------ -----------
S&P 500 Total Return Index***                (9.10)%       18.31%       16.08%
----------------------------------------- ------------- ------------ -----------
Lehman Brothers Aggregate Bond Index****     11.63%         6.45%        7.09%
----------------------------------------- ------------- ------------ -----------

* The maximum sales load of 3.50% for the Investor Class Shares is not reflected in the table above, since it is not applicable to the T Shares.
**   December 31, 1991, for the Investor Class Shares.
*** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
**** The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

     1 The performance information presented above is based upon the average annual total returns of the Investor Class Shares, without the sales load to reflect the fact that the T Shares do not charge a sales load. That performance information has been used for this purpose since the T Shares are a new class of shares that have no performance history. However, the annual returns for both classes are expected to be substantially similar because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                          Shareholder Fees For T Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum Sales Charge (Load) Imposed On Purchases
         (as a percentage of offering price) ...........................None
     Redemption fee
         (as a percentage of amount redeemed)...........................None


                   Annual Fund Operating Expenses For T Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

     Management Fees...................................................0.60%
     Distribution and/or Service (12b-1) Fees..........................0.75%
     Other Expenses....................................................0.89%
                                                                       ----
         Total Annual Fund Operating Expenses..........................2.24%*
                                                                       ====

   * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2001, adjusted to reflect the fees and expenses of the T Shares offered by this Prospectus.



Example. The example below shows you the expenses you may pay over time by investing in the T Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

        (1)  You invest $10,000 in the Fund for the periods shown;
        (2)  You reinvest all dividends and distributions;
        (3)  You redeem all of your shares at the end of those periods;
        (4)  You earn a 5% total return; and
        (5)  The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

--------------------- ------------ ------------ --------------- ---------------
   Period Invested       1 Year      3 Years        5 Years        10 Years
--------------------- ------------ ------------ --------------- ---------------
     Your Costs           $227        $700           $1,200         $2,575
--------------------- ------------ ------------ --------------- ---------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Investment Counsel, Inc., 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended ("1940 Act"). Subject to the authority of the Board of Trustees ("Trustees") of the Nottingham Investment Trust II ("Trust") and pursuant to an investment advisory agreement with the Trust, the Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as a North Carolina corporation in 1984, is controlled through ownership by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). The Advisor currently serves as investment advisor to over $320 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation.

Mr. Edgerton, a principal of the Advisor and an officer of the Fund, and W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.60% of the first $250 million of the Fund's net assets and 0.50% of all assets over $250 million. As a result, during the most recent fiscal year ending March 31, 2001, advisory fees paid to the Advisor by the Fund as a percentage of average net assets were 0.60%.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades may be cleared through the Distributor, a registered broker-dealer affiliate of the Advisor.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Management Company, Inc. ("Administrator") serves as the Fund's administrator and fund accounting agent for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Your Investment in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Advisor. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the T Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's T Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay annually 0.75% of the average daily net assets of the Fund's T Shares for activities primarily intended to result in the sale of those shares or servicing of shareholders investing in those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's T Shares. In no event is the Fund permitted to pay annually more than 0.25% of the average daily net assets of the Fund's T Shares for shareholder servicing activities with respect to that class of shares of the Fund. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the T Shares and Investor Class Shares of the Fund, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

Other Class of Shares. The Fund currently has two classes of shares registered for investment: Investor Class Shares and T Shares. Both classes of shares are invested in the same portfolio of securities. The only difference between the two classes of shares is that the Investor Class Shares are subject to a front-end sales load but lower Rule 12b-1 fees than the T Shares. The T Shares have no front-end sales load but higher Rule 12b-1 fees.


MINIMUM INVESTMENT

T Shares are sold at the net asset value applicable to the T Shares and do not include any sales load. Shares are redeemed at the net asset value applicable to the T Shares.

All shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan or purchasing under the telephone purchase option). The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value for that class of shares after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The net asset value for each class of shares is calculated by dividing the value of the total assets, less liabilities
(including expenses, which are accrued daily) applicable to that class of shares, by the total number of outstanding shares of that class. The net asset value for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotes are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters Affecting Purchases and Redemptions. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "Capital Value Fund," to:

             Capital Value Fund
             T Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise the Fund of the investment, the dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

             First Union National Bank of North Carolina
             Charlotte, North Carolina
             ABA # 053000219
             For the Capital Value Fund - T Shares
             Acct. # 2000000862110
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price for that class of shares. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-525-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Telephone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-525-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange T Shares of the Fund for T Shares of any other series of the Trust advised by the Fund's Advisor and offered for sale in the state in which you reside. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.



REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             Capital Value Fund
             T Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

(1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)  Any required signature guarantees (see "Signature Guarantees" below); and

(3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

(1)  The name of the Fund and the designation of class (T Shares),
(2)  Shareholder name and account number,
(3)  Number of shares or dollar amount to be redeemed,
(4)  Instructions for transmittal of redemption funds to the shareholder, and
(5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($1,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors
Act) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) changes of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between different series of the Trust may be treated as a sale and any gain may be subject to taxes.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the last five fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Investor Class Shares of the Fund. Because the T Shares is a new class and did not commence operations prior to March 31, 2001, there are no financial data to be presented in this Prospectus for the T Shares. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-525-3863.


                                                        Investor Class Shares
                                                        ---------------------
                                           (For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................... $     20.98     $     15.32     $     14.51     $     12.50     $     11.92

      (Loss) income from investment operations
           Net investment (loss) income ..............       (0.01)           0.01            0.06            0.13            0.15
           Net realized and unrealized (loss) gain
               on investments ........................       (5.70)           6.99            2.02            3.93            0.70
                                                       -----------     -----------     -----------     -----------     -----------

               Total from investment operations ......       (5.71)           7.00            2.08            4.06            0.85
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income .....................        0.00           (0.01)          (0.06)          (0.13)          (0.15)
           Tax return of capital .....................        0.00            0.00            0.00            0.00           (0.01)
           Net realized gain from investment
               transactions ..........................       (3.58)          (1.33)          (1.21)          (1.92)          (0.11)
                                                       -----------     -----------     -----------     -----------     -----------
               Total distributions ...................       (3.58)          (1.34)          (1.27)          (2.05)          (0.27)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ......................... $     11.69     $     20.98     $     15.32     $     14.51     $     12.50
                                                       ===========     ===========     ===========     ===========     ===========

Total return*.........................................      (28.82)%         46.68 %         14.67 %         32.89 %          7.08 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year ........................ $12,141,902     $16,487,247     $11,056,274     $ 9,888,068     $ 7,738,255
                                                       ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.99 %          1.95 %          2.15 %          2.12 %          2.38 %
           After expense reimbursements and waived fees       1.99 %          1.95 %          2.15 %          2.12 %          2.38 %

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees     (0.05)%          0.06 %          0.40 %          0.91 %          1.12 %
           After expense reimbursements and waived fees      (0.05)%          0.06 %          0.40 %          0.91 %          1.12 %

      Portfolio turnover rate ........................       55.35 %         34.93 %         70.65 %         33.50 %          7.31 %


* Does not reflect the current maximum sales load of 3.5%.


                             ADDITIONAL INFORMATION
________________________________________________________________________________

                               CAPITAL VALUE FUND

                                    T SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            Capital Value Fund
                    T Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                    T SHARES
________________________________________________________________________________








                                   [logo here]









                                   PROSPECTUS









                                  July 30, 2001

________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                                 A series of the
                         Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  July 30, 2001




The EARNEST  Partners Fixed Income Trust seeks to preserve  capital and maximize
total  return  through  active  management  of  investment-grade   fixed  income
securities.






                               Investment Advisor
                               ------------------

                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                             Atlanta, Georgia 30309

                                 1-800-525-3863






The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................8
      Purchase and Redemption Price............................................8
      Purchasing Shares........................................................9
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
      Dividends, Distributions, and Taxes.....................................13
      Financial Highlights ...................................................13
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------


INVESTMENT OBJECTIVE

The EARNEST Partners Fixed Income Trust ("Fund") seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.



PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in market sectors or particular securities that EARNEST Partners Limited, LLC ("Advisor") believes are undervalued due to market inefficiencies.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels. The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield. Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

o historical yield relationship between a security and a corresponding benchmark,

o    credit risk, o market volatility,

o    interest rate levels relative to historical interest rate levels, and

o supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

An example for such an investment might be a particular security guaranteed by the U.S. government, which may be too small for many fixed-income dealers. With fewer buyers in the marketplace for such a security, a lower price and higher yield may be available, without any increase in credit risk.

In managing the Fund, the following additional restrictions are used:

o    The Fund will not engage in "market timing."

o Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3- to 12-year average life. Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.

o At least 90% of the portfolio will be in bonds rated "A" or better at all times by a nationally recognized securities rating organization ("NRSRO").

o The Fund will not purchase any bonds rated below investment-grade by any NRSRO.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuations in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in other transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor which can effect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are generally rated by NRSROs. Fixed income securities rated BBB by Standard & Poor's(R) Rating Services or Baa by Moody's Investor Services, Inc. are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for greater impact on the Fund.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the "Financial Highlights" section of this Prospectus for the Fund's portfolio turnover rates for prior periods.



BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's average annual total return from year to year for the Fund's shares and by showing (on a calendar year basis) how the Fund's shares average annual returns for one year, five years, and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]:

Year to Year Total Returns (as of December 31)

                1992     7.78%
                1993    10.55%
                1994    -3.78%
                1995    16.82%
                1996     4.08%
                1997     9.17%
                1998     7.64%
                1999    -1.13%
                2000    11.21%



o During the 9-year period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended June 30, 1995).

o During the 9-year period shown in the bar chart, the lowest return for a calendar quarter was -3.84% (quarter ended March 31, 1994).

o The year-to-date return as of the most recent calendar quarter was 2.28% (quarter ended June 30, 2001).


--------------------------------------------- --------------- ------------------ ------------
Average Annual Total Return                       Past 1            Past 5          Since
Period ended December 31, 2000                     Year             Years         Inception
-------------------------------------------- ---------------- ------------------ ------------
EARNEST Partners Fixed Income Trust               11.21%             6.10%          6.74%
-------------------------------------------- ---------------- ------------------ ------------
Lehman Brothers Aggregate Bond Index**            11.63%             6.45%         7.39%
-------------------------------------------- ---------------- ------------------ ------------

     * November 15, 1991 (inception date of the Fund's Institutional Class Shares).
     ** The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.


FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

                 Shareholder Fees for Institutional Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

  Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price) .................................None
  Redemption Fee
   (as a percentage of amount redeemed) ................................None


          Annual Fund Operating Expenses for Institutional Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

  Management Fees.......................................................0.45%
  Distribution and/or Service (12b-1) Fees............. ................None
  Other Expenses........................................................1.54%
                                                                        ----
     Total Annual Fund Operating Expenses...............................1.99%*
     Fee Waivers and/or Expense Reimbursement..........................(1.09%)
                                                                        ----
     Net Expenses.......................................................0.90%
                                                                        ====


 * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2001. The Advisor has entered into a contractual agreement with the Nottingham Investment Trust II under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.90% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2002. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See "Management of the Fund - Expense Limitation Agreement" for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1) You invest $10,000 in the Fund for the periods shown;
     (2) You reinvest all dividends and distributions;
     (3) You redeem all of your shares at the end of those periods;
     (4) You earn a 5% total return; and
     (5) The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

----------------------------------------- ------------- -------------- -------------- ----------------
            Period Invested                  1 Year        3 Years        5 Years        10 Years
----------------------------------------- ------------- -------------- -------------- ----------------
               Your Costs                     $92           $519           $972           $2,229
----------------------------------------- ------------- -------------- -------------- ----------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

On December 20, 1999, EARNEST Partners Limited, LLC became the investment adviser of the Fund pursuant to an Interim Investment Advisory Agreement approved by the Board of Trustees ("Trustees") of the Nottingham Investment Trust II ("Trust") at a meeting held on December 20, 1999. That agreement was superceded by a new Investment Advisory Agreement that was approved by shareholders of the Fund at a meeting held on May 25, 2000. Under the new Investment Advisory Agreement, the Advisor will receive the same management fee as the Fund's previous advisor, Investek Capital Management, Inc. ("ICM"). The new Investment Advisory Agreement has an initial two-year period that began May 25, 2000, and will be in effect until May 25, 2002. Thereafter, the Investment Advisory Agreement may be renewed on an annual basis subject to an appropriate review and approval by the Trustees.

EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309, was established in 1999 as a limited liability company organized under the laws of Delaware and is a wholly owned subsidiary of EARNEST Partners II, LLC, also a Delaware limited liability company. The Advisor was formed as a result of the acquisition of the Fund's former investment advisor by EARNEST Partners II, LLC. That acquisition was completed on December 31, 1999. The Advisor has approximately $1.25 billion in assets under management and provides investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations. The Advisor is managed by Michael T. McRee and the Fund is primarily managed by an investment team consisting of Mr. McRee, Douglas S.
Folk, CFA, and John M. Friedman, who are responsible for the day-to-day management of the Fund's portfolio. Mr. McRee has been a Partner of the Advisor since its inception in 1999 and President of the Fund since its inception in 1991. Prior to that time, Mr. McRee was President of the Fund's former adviser, ICM. Mr. Folk has been a Partner of the Advisor since its inception and became a portfolio manager of the Fund in 1998. Mr. Folk was also Vice President of the Fund's former adviser from 1996 until the acquisition in 1999. Previous to that, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. Mr. Friedman has been a Partner of the Advisor since its inception in 1999 and portfolio manager of the Fund since its inception in 1991. Prior to that time, Mr. Friedman was Vice President of the Fund's former adviser.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended ("1940 Act"). Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund's assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.45%. However, to limit expenses of the Fund, the Advisor voluntarily waived all of their advisory fees for the fiscal year ended March 31, 2001.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 0.90% of the average net assets of the Fund for the fiscal year ending March 31, 2002. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Management Company, Inc. ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Trust. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fee, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000 and the minimum additional investment is $1,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotation for the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "EARNEST Partners Fixed Income Trust," to:

                      EARNEST Partners Fixed Income Trust
                      c/o NC Shareholder Services
                      116 South Franklin Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

         First Union National Bank of North Carolina
         Charlotte, North Carolina
         ABA # 053000219
         For:   EARNEST Partners Fixed Income Trust - Institutional Class Shares
         Acct. # 2000000862107
         For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $1,000. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series or class of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional or Super-Institutional Shares, and Investor Shares may not be exchanged among the various Classes of Investor Shares (i.e., Class C Shares may not be exchanged for Class A Shares or Class D Shares and Class D Shares may not be exchanged for Class A Shares).

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                        EARNEST Partners Fixed Income Trust
                        c/o NC Shareholder Services
                        116 South Franklin Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The Fund's name,
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $50,000 due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his/her account net asset value up to at least $50,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.



                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------


DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                           INSTITUTIONAL CLASS SHARES
                 (For a Share Outstanding Throughout Each Year)

======================================================= ============= ============ ============ ============= ============
                                                            Year         Year         Year          Year         Year
                                                           Ended         Ended        Ended        Ended         Ended
                                                          3/31/01       3/31/00      3/31/99      3/31/98       3/31/97
                                                          -------       -------      -------      -------       -------
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Net Asset Value, Beginning of Year                         $9.84        $10.30       $10.31        $9.98        $10.11

------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

  Income from investment operations
    Net investment income                                   0.61         0.60          0.62         0.64         0.65
    Net realized and unrealized gain (loss) on              0.48        (0.46)        (0.01)        0.33         (.13)
    investments                                             ----        -----         -----         ----         -----
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

         Total from investment operations                   1.09         0.14          0.61          0.97        0.52
                                                            ----         ----          ----          ----        ----
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

  Less distributions to shareholders from
    Net investment income                                  (0.61)       (0.60)        (0.62)        (0.64)       (.65)
                                                            ----         ----          ----          ----        ----
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Net Asset Value, End of Year                               $10.32        $9.84       $10.30         $10.31       $9.98
                                                            =====         ====        =====         =====         ====
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Total return                                               11.46%        1.47%         5.97%        9.91%        5.38%
                                                           =====         ====          ====         ====         ====
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Ratios/supplemental data
  Net assets, end of year (000's)                          $6,631       $8,193       $11,467     $13,899        $11,227
                                                            =====        =====        ======      ======         ======
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

  Ratio of expenses to average net assets
    Before expense reimbursements and waived fees          1.99%         1.57%        1.22%         1.10%         1.20%
    After expense reimbursements and waived fees           0.90%         0.90%        0.90%         0.90%         0.90%

------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

  Ratio of net investment income to average net assets
    Before expense reimbursements and waived fees          4.96%         5.26%        5.53%         6.01%         6.07%
    After expense reimbursements and waived fees           6.05%         5.93%        5.85%         6.21%         6.37%

------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

  Portfolio turnover rate                                  7.68%        15.41%       50.90%        38.46%        32.94%

======================================================= ============= ============ ============ ============= ============


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



--------------------------------------------------------------------------------
         By telephone:        1-800-525-3863

         By mail:             EARNEST Partners Fixed Income Trust
                              c/o NC Shareholder Services
                              116 South Franklin Street
                              Post Office Box 4365
                              Rocky Mount, NC 27803-0365


         By e-mail:           info@ncfunds.com


         On the Internet:     www.ncfunds.com
--------------------------------------------------------------------------------



Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                  Investment Company Act file number 811-06199

Cusip Number 66976M839                                       NASDAQ Ticker WSTSX

________________________________________________________________________________

                                 WST GROWTH FUND

                                 A series of the
                         Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 30, 2001


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Institutional Class Shares of the Fund. The Fund also offers two additional classes of shares:
Investor  Class  Shares  and  Class  C  Shares,   which  are  offered  by  other
prospectuses.





                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................5
      Fees And Expenses Of The Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
      The Investment Advisor...................................................7
      The Administrator........................................................7
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................9
      Purchase And Redemption Price............................................9
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
      Dividends, Distributions, And Taxes.....................................13
      Financial Highlights....................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

--------------------------------------------------------------------------------
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
 (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)
--------------------------------------------------------------------------------

         ---------------------------------------------------------------
                                 Sector Analysis

          Research and analysis of sectors within the research universe

         ---------------------------------------------------------------

                       ---------------------------------
                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                       ---------------------------------

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

        o  financial history of the company,
        o  consistency of earnings,
        o  return on equity,
        o  cash flow,
        o  strength of management,
        o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
        o  historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

        o the anticipated price appreciation has been achieved or is no longer probable;
        o  alternative investments  offer superior  total  return  prospects; or
        o  fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more that 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

From time to time, in response to adverse market, economic, political or other conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment-grade bonds, U.S. government securities, repurchase agreements, or money market instruments as a temporary defensive measure in response to adverse market, economic, political, or other conditions when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard & Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Institutional Class Shares of the Fund by showing (on a calendar year basis) changes in the Institutional Class Shares' annual total returns during the last three calendar years since the Fund's inception, and by showing (on a calendar year basis) how the Institutional Class Shares' average annual returns for one year, three years and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]:

        Year to Year Total Returns
           (as of December 31)

             1998    19.89%
             1999    14.12%
             2000   -13.59%


o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 23.49% (quarter ended December 31, 1998).
o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (12.98)% (quarter ended September 30, 1998).
o The calendar year-to-date return for the Institutional Class Shares as of the most recent calendar quarter was (10.43)% (quarter ended June 30, 2001).


-------------------------------------------- ----------- ----------- -----------
Average Annual Total Returns                    Past 1      Past 3      Since
Period ended December 31, 2000                   Year       Years     Inception*
-------------------------------------------- ----------- ----------- -----------
WST Growth Fund - Institutional Class Shares   (13.59)%      5.73%      5.92%
-------------------------------------------- ----------- ----------- -----------
S&P 500 Total Return Index **                   (9.10)%     12.25%     12.22%
-------------------------------------------- ----------- ----------- -----------

     * September 30, 1997 (commencement of operations of the Institutional Class Shares)
     ** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. In the prior year's prospectus, the Russell 2000 Index was also used for comparison purposes. However, the Advisor feels that the S&P 500 Total Return Index is a more accurate comparison to the Fund's investment strategy than the Russell 2000 Index. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

------------------------------------------------------------ -------------------
      Shareholder Fees for Institutional Class Shares
         (fees paid directly from your investment)
------------------------------------------------------------ -------------------
Maximum Sales Charge (Load) Imposed On Purchases
 (as a percentage of offering price)                                None
------------------------------------------------------------ -------------------
Maximum Deferred Sales Charge (Load)
 (as a percentage of amount redeemed)                               None
------------------------------------------------------------ -------------------
Maximum Imposed Sales Charge (Load) On Reinvested Dividends         None
------------------------------------------------------------ -------------------
Redemption Fee                                                      None
------------------------------------------------------------ -------------------
Exchange Fee                                                        None
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
Annual Fund Operating Expenses for Institutional Class Shares
        (expenses that are deducted from Fund assets)
------------------------------------------------------------ -------------------
Management Fees                                                     0.75 %
------------------------------------------------------------ -------------------
Distribution and/or Service (12b-1) Fees                            0.00 %
------------------------------------------------------------ -------------------
Other Expenses                                                      0.93 %
                                                                    ----
------------------------------------------------------------ -------------------
Total Annual Fund Operating Expenses                                1.68 %*
                                                                    ====
------------------------------------------------------------ -------------------

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2001. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2002. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.


Example: This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

------------------------------- ------------ ----------- ----------- -----------
        Period Invested            1 Year      3 Years     5 Years    10 Years
------------------------------- ------------ ----------- ----------- -----------
          Your Costs                $171         $530        $913      $1,987
------------------------------- ------------ ----------- ----------- -----------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, One Commercial Place, Suite 1450, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended ("1940 Act"). Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990 and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to over $1 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Other Investment Policies" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (all control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Mr. Wilbanks serves as an executive officer of the Trust.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. For the fiscal year ending March 31, 2001, the amount of compensation received by the Advisor as a percentage of assets of the Fund was 0.75%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 19, 2001 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2002. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Management Company, Inc. ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the "Investing in the Fund" section of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Institutional Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $25,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency  exists.  Redemptions  may  also be  suspended  during  other  periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund," to:

                        WST Growth Fund
                        Institutional Class Shares
                        c/o NC Shareholder Services
                        116 South Franklin Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                       First Union National Bank of North Carolina
                       Charlotte, North Carolina
                       ABA # 053000219
                       For the WST Growth Fund - Institutional Class Shares Acct. # 2000001068081
                       For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. The automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                        WST Growth Fund
                        Institutional Class Shares
                        c/o NC Shareholder Services
                        116 South Franklin Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

     (2) Any required signature  guarantees (see "Signature  Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

(1)  The   name  of  the   Fund  and  the   designation   of  class  of   shares
     (Institutional),
(2)  Shareholder name and account number,
(3)  Number of shares or dollar amount to be redeemed,
(4)  Instructions for transmittal of redemption funds to the shareholder, and
(5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named on your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Institutional Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                                                     INSTITUTIONAL CLASS SHARES
                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended      Period ended
                                                                  March 31,        March 31,        March 31,        March 31,
                                                                    2001             2000             1999           1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........................... $     14.20      $     12.77      $     11.29      $     10.02

     (Loss) income from investment operations
       Net investment loss .....................................       (0.08)           (0.04)            0.00             0.00
       Net realized and unrealized (loss) gain on investments ..       (3.35)            1.47             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ......................       (3.43)            1.43             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period ................................. $     10.77      $     14.20      $     12.77      $     11.29
                                                                 ===========      ===========      ===========      ===========

Total return ...................................................      (24.08)%          11.20 %          13.11 %          12.72 %(b)
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period ................................. $14,405,659      $16,737,026      $11,419,391      $ 6,376,193
                                                                 ===========      ===========      ===========      ===========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees ...........        1.68 %           1.68 %           2.08 %           3.15 %(c)
       After expense reimbursements and waived fees ............        1.68 %           1.60 %           1.75 %           1.75 %(c)

     Ratio of net investment (loss) income to average net assets
       Before expense reimbursements and waived fees ...........       (0.69)%          (0.45)%          (0.35)%          (1.31)%(c)
       After expense reimbursements and waived fees ............       (0.69)%          (0.37)%          (0.01)%           0.09 %(c)

     Portfolio turnover rate ...................................       74.25 %          50.40 %          31.11 %          23.64 %


(a) For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.
(b) Aggregate return.  Not annualized.
(c) Annualized.


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Institutional Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________














                                   PROSPECTUS


















                                  July 30, 2001

Cusip Number 66976M821                                       NASDAQ Ticker WSTVX


________________________________________________________________________________

                                 WST GROWTH FUND

                                 A series of the
                         Nottingham Investment Trust II

                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 30, 2001


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Investor Class Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Class C Shares, which are offered by other prospectuses.






                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................5
      Fees And Expenses Of The Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................9
      Purchase And Redemption Price............................................9
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
      Dividends, Distributions, And Taxes.....................................13
      Financial Highlights....................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

--------------------------------------------------------------------------------
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
 (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)
--------------------------------------------------------------------------------

         ---------------------------------------------------------------
                                 Sector Analysis

          Research and analysis of sectors within the research universe

         ---------------------------------------------------------------

                       ---------------------------------
                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                       ---------------------------------

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

        o  financial history of the company,
        o  consistency of earnings,
        o  return on equity,
        o  cash flow,
        o  strength of management,
        o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
        o  historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

        o the anticipated price appreciation has been achieved or is no longer probable;
        o  alternative investments offer superior total return prospects; or
        o  fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more that 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

From time to time, in response to adverse market, economic, political or other conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment-grade bonds, U.S. government securities, repurchase agreements, or money market instruments as a temporary defensive measure in response to adverse market, economic, political, or other conditions when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard &Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Investor Class Shares of the Fund by showing (on a calendar year basis) changes in the Investor Class Shares' annual total returns during the last three calendar years since the Investor Class's inception, and by showing (on a calendar year basis) how the Investor Class Shares' average annual returns for one year, three years and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]:

        Year to Year Total Returns
           (as of December 31)

             1998    19.31%
             1999    13.56%
             2000   -14.04%


o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1998).
o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (13.12)% (quarter ended September 30, 1998).
o The calendar year-to-date return for the Investor Class Shares as of the most recent calendar quarter was (10.69)% (quarter ended June 30, 2001).
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.


-------------------------------------------- ----------- ----------- -----------
Average Annual Total Returns                    Past 1      Past 3      Since
Period ended December 31, 2000*                  Year       Years    Inception**
-------------------------------------------- ----------- ----------- -----------
WST Growth Fund - Investor Class Shares        (17.26)%     3.88%       3.52%
-------------------------------------------- ----------- ----------- -----------
S&P 500 Total Return Index ***                  (9.10)%    12.25%      11.61%
-------------------------------------------- ----------- ----------- -----------

    *   The maximum sales load is reflected in the table above.
    **  October  3, 1997  (commencement  of  operations  of the  Investor  Class
        Shares)
    *** The S&P 500 Total Return Index is the Standard & Poor's  Composite Stock
        Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. In the prior year's prospectus, the Russell 2000 Index was also used for comparison purposes. However, the Advisor feels that the S&P 500 Total Return Index is a more accurate comparison to the Fund's investment strategy than the Russell 2000 Index. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

------------------------------------------------------------ -------------------
        Shareholder Fees for Investor Class Shares
        (fees paid directly from your investment)
------------------------------------------------------------ -------------------
Maximum Sales Charge (Load) Imposed On Purchases
 (as a percentage of offering price)                                3.75%
------------------------------------------------------------ -------------------
Maximum Deferred Sales Charge (Load)
 (as a percentage of amount redeemed)                               None
------------------------------------------------------------ -------------------
Maximum Imposed Sales Charge (Load) On Reinvested Dividends         None
------------------------------------------------------------ -------------------
Redemption Fee                                                      None
------------------------------------------------------------ -------------------
Exchange Fee                                                        None
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
  Annual Fund Operating Expenses for Investor Class Shares
       (expenses that are deducted from Fund assets)
------------------------------------------------------------ -------------------
Management Fees                                                     0.75 %
------------------------------------------------------------ -------------------
Distribution and/or Service (12b-1) Fees                            0.50 %
------------------------------------------------------------ -------------------
Other Expenses                                                      0.89 %
                                                                    ----
------------------------------------------------------------ -------------------
Total Annual Fund Operating Expenses                                2.14 %*
                                                                    ====
------------------------------------------------------------ -------------------

    * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2001. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Investor Class Shares of the Fund for the fiscal year ending March 31, 2002. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses you may pay over time by investing in the Investor Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

          (1)  You invest $10,000 in the Fund for the periods shown;
          (2)  You reinvest all dividends and distributions;
          (3)  You redeem all of your shares at the end of those periods;
          (4)  You earn a 5% total return; and
          (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

---------------------- ------------ ----------- --------------- ----------------
   Period Invested        1 Year      3 Years       5 Years         10 Years
---------------------- ------------ ----------- --------------- ----------------
     Your Costs            $584        $1,020        $1,481          $2,755
---------------------- ------------ ----------- --------------- ----------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, One Commercial Place, Suite 1450, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended ("1940 Act"). Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990 and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to over $1 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Other Investment Policies" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (all control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Mr. Wilbanks serves as an executive officer of the Trust.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. For the fiscal year ending March 31, 2001, the amount of compensation received by the Advisor as a percentage of assets of the Fund was 0.75%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 19, 2001 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2002. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Management Company, Inc. ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the "Investing in the Fund" section of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Investor Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Investor Class Shares are sold subject to a maximum sales charge of 3.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ---------------------- ------------------- -------------------------------
                                                                Sales Charge       Sales Dealers Discounts and
      Amount of Transactions At         Charge As % of Net     As % of Public       Brokerage Commissions as
        Public Offering Price            Amount Invested       Offering Price      % of Public Offering Price
------------------------------------- ---------------------- ------------------- -------------------------------
          Less than $250,000                   3.93%               3.75%                     3.65%
------------------------------------- ---------------------- ------------------- -------------------------------
   $250,000 but less than $500,000             2.04%               2.00%                     1.90%
------------------------------------- ---------------------- ------------------- -------------------------------
           $500,000 or more                    1.01%               1.00%                     0.90%
------------------------------------- ---------------------- ------------------- -------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.00% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Class Shares of the Fund in Investor Class Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and the Fund or the Distributor must receive a written order for the purchase of such shares within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Distribution Plan. For the Investor Class Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.50% of the average daily net assets of the Fund's Investor Class Shares for activities primarily intended to result in the sale of those Investor Class Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Investor Class Shares (this compensation is commonly referred to as "12b-1 fees"). Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees of the Trust.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency  exists.  Redemptions  may  also be  suspended  during  other  periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund," to:

                      WST Growth Fund
                      Investor Class Shares
                      c/o NC Shareholder Services
                      116 South Franklin Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For the WST Growth Fund - Investor Class Shares
                      Acct. # 2000001068081
                      For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an Automatic Investment Plan may open an account with a minimum balance of $1,000. The automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Class Shares may only be exchanged for Institutional Class Shares of another series of the Trust advised by the Advisor. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                      WST Growth Fund
                      Investor Class Shares
                      c/o NC Shareholder Services
                      116 South Franklin Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

(1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

(2)  Any required signature guarantees (see "Signature Guarantees" below); and

(3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

    (1) The name of the Fund and the designation of class of shares (Investor),
    (2) Shareholder name and account number,
    (3) Number of shares or dollar amount to be redeemed,
    (4) Instructions for transmittal of redemption funds to the shareholder, and
    (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named on your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act or $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act or $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Investor Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                                                        INVESTOR CLASS SHARES
                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended       Period ended
                                                                  March 31,        March 31,        March 31,         March 31,
                                                                    2001             2000             1999            1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................     $     14.02      $     12.67      $     11.26      $     10.22

     (Loss) income from investment operations
       Net investment loss .................................           (0.18)           (0.10)           (0.04)           (0.01)
       Net realized and unrealized (loss) gain on investments          (3.26)            1.45             1.45             1.05
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ..................           (3.44)            1.35             1.41             1.04
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period .............................     $     10.58      $     14.02      $     12.67      $     11.26
                                                                 ===========      ===========      ===========      ===========

Total return (b) ...........................................          (24.47)%          10.66 %          12.52 %          10.19 %(c)
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period .............................     $ 1,946,741      $ 4,642,922      $ 2,539,131      $   763,186
                                                                 ===========      ===========      ===========      ===========


     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees .......            2.14 %           2.15 %           2.56 %           3.63 %(d)
       After expense reimbursements and waived fees ........            2.14 %           2.10 %           2.25 %           2.25 %(d)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees .......           (1.13)%          (0.93)%          (0.84)%          (1.70)%(d)
       After expense reimbursements and waived fees ........           (1.13)%          (0.88)%          (0.53)%          (0.31)%(d)

     Portfolio turnover rate ...............................           74.25 %          50.40 %          31.11 %          23.64 %

(a)  For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.
(b)  Total return does not reflect payment of a sales charge.
(c)  Aggregate return, not annualized.
(d)  Annualized.


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________













                                   PROSPECTUS















                                  July 30, 2001

Cusip Number 66976M797                                       NASDAQ Ticker (N/A)


________________________________________________________________________________

                                 WST GROWTH FUND

                                 A series of the
                         Nottingham Investment Trust II

                                 CLASS C SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 30, 2001


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Class C Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Investor Class Shares, which are offered by other prospectuses.





                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................5
      Fees And Expenses Of The Fund............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------
      The Investment Advisor...................................................8
      The Administrator........................................................9
      The Transfer Agent.......................................................9
      The Distributor..........................................................9

INVESTING IN THE FUND.........................................................10
---------------------
      Minimum Investment......................................................10
      Purchase And Redemption Price...........................................10
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------
      Dividends, Distributions, And Taxes.....................................14
      Financial Highlights....................................................15
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

--------------------------------------------------------------------------------
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
 (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)
--------------------------------------------------------------------------------

         ---------------------------------------------------------------
                                 Sector Analysis

          Research and analysis of sectors within the research universe

         ---------------------------------------------------------------

                       ---------------------------------
                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                       ---------------------------------

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

        o  financial history of the company,
        o  consistency of earnings,
        o  return on equity,
        o  cash flow,
        o  strength of management,
        o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
        o  historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

         o the anticipated price appreciation has been achieved or is no longer probable;
         o  alternative investments offer superior total return prospects; or
         o  fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more that 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

 From time to time, in response to adverse market, economic, political or other conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment-grade bonds, U.S. government securities, repurchase agreements, or money market instruments as a temporary defensive measure in response to adverse market, economic, political, or other conditions when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.


Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can effect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard &Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Class C Shares of the Fund by showing (on a calendar year basis) the Class C Shares' annual total return during the last calendar year, and by showing (on a calendar year basis) how the Class C Shares' average annual returns for one year and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]:

        Year to Year Total Returns
           (as of December 31)
           -------------------

             2000    -14.20%


o During the 1-year period shown in the bar chart above, the highest return for a calendar quarter was 1.38% (quarter ended March 31, 2000).
o During the 1-year period shown in the bar chart above, the lowest return for a calendar quarter was (7.21)% (quarter ended December 31, 2000).
o The calendar year-to-date return for the Class C Shares as of the most recent calendar quarter was (10.81)% (quarter ended June 30, 2001).


------------------------------------------ ------------- ------------------
Average Annual Total Returns                  Past 1            Since
Period ended December 31, 2000                 Year           Inception*
------------------------------------------ ------------- ------------------
WST Growth Fund - Class C Shares             (14.20)%          (5.83)%
------------------------------------------ ------------- ------------------
S&P 500 Total Return Index**                  (9.10)%           0.31%
------------------------------------------ ------------- ------------------

   *  May 20, 1999 (commencement of operations of the Class C Shares)
   ** The S&P 500 Total Return Index is the  Standard & Poor's  Composite  Stock
      Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. In the prior year's prospectus, the Russell 2000 Index was also used for comparison purposes. However, the Advisor feels that the S&P 500 Total Return Index is a more accurate comparison to the Fund's investment strategy than the Russell 2000 Index. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Class C Shares of the Fund.

------------------------------------------------------------ -------------------
           Shareholder Fees for Class C Shares
        (fees paid directly from your investment)
------------------------------------------------------------ -------------------
Maximum Sales Charge (Load) Imposed On Purchases
 (as a percentage of offering price)                                None
------------------------------------------------------------ -------------------
Maximum Deferred Sales Charge (Load)
 (as a percentage of amount redeemed)                               None
------------------------------------------------------------ -------------------
Maximum Imposed Sales Charge (Load) On Reinvested Dividends         None
------------------------------------------------------------ -------------------
Redemption Fee                                                      None
------------------------------------------------------------ -------------------
Exchange Fee                                                        None
------------------------------------------------------------ -------------------

------------------------------------------------------------ -------------------
     Annual Fund Operating Expenses for Class C Shares
       (expenses that are deducted from Fund assets)
------------------------------------------------------------ -------------------
Management Fees                                                     0.75 %
------------------------------------------------------------ -------------------
Distribution and/or Service (12b-1) Fees                            0.75 %
------------------------------------------------------------ -------------------
Other Expenses                                                      0.94 %
                                                                    ----
------------------------------------------------------------ -------------------
Total Annual Fund Operating Expenses                                2.44 %*
                                                                    ====
------------------------------------------------------------ -------------------

   * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class C Shares of the Fund for the fiscal year ended March 31, 2001. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Class C Shares of the Fund for the fiscal year ending March 31, 2002. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Class C Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

-------------------- ------------- ------------ --------------- ----------------
  Period Invested       1 Year       3 Years        5 Years         10 Years
-------------------- ------------- ------------ --------------- ----------------
    Your Costs           $247         $761           $1,301          $2,776
-------------------- ------------- ------------ --------------- ----------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, One Commercial Place, Suite 1450, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended ("1940 Act"). Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990, and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to over $1 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Other Investment Policies" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (all control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Mr. Wilbanks serves as an executive officer of the Trust .

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. For the fiscal year ending March 31, 2001, the amount of compensation received by the Advisor as a percentage of assets of the Fund was 0.75%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 19, 2001 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2002. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Management Company, Inc. ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the "Investing in the Fund" section of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Class C Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Distribution Plan. For the Class C Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.75% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those Class C Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Class C Shares (this compensation is commonly referred to as "12b-1 fees"). Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Class C Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency  exists.  Redemptions  may  also be  suspended  during  other  periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund," to:

                      WST Growth Fund
                      Class C Shares
                      c/o NC Shareholder Services
                      116 South Franklin Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For the WST Growth Fund - Class C Shares
                      Acct. # 2000001068081
                      For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. This automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                      WST Growth Fund
                      Class C Shares
                      c/o NC Shareholder Services
                      116 South Franklin Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (the requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2) Any required  signature guarantees  (see "Signature Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and the designation of class of shares (Class C),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named on your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

                     OTHER IMPORTANT INVESTMENT INFOFMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund's Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Class C Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such year and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                                                           CLASS C SHARES
                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year ended           Period ended
                                                                                                 March 31,             March 31,
                                                                                                   2001                2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................                        $   13.99            $   13.05

     (Loss) income from investment operations
         Net investment loss ............................................                            (0.16)               (0.06)
         Net realized and unrealized (loss) gain on investments .........                            (3.29)                1.00
                                                                                                 ---------            ---------

            Total from investment operations ............................                            (3.45)                0.94
                                                                                                 ---------            ---------

Net asset value, end of period ..........................................                        $   10.54            $   13.99
                                                                                                 =========            =========

Total return ............................................................                           (24.66)%               7.20 %(b)
                                                                                                 =========            =========

Ratios/supplemental data
     Net assets, end of period ..........................................                        $ 472,698            $ 453,984
                                                                                                 =========            =========

     Ratio of expenses to average net assets
         Before expense reimbursements and waived fees ..................                             2.44 %               2.45 %(c)
         After expense reimbursements and waived fees ...................                             2.44 %               2.34 %(c)

     Ratio of net investment loss to average net assets
         Before expense reimbursements and waived fees ..................                            (1.45)%              (1.30)%(c)
         After expense reimbursements and waived fees ...................                            (1.45)%              (1.19)%(c)

     Portfolio turnover rate ............................................                            74.25 %              50.40 %


(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.
(b) Aggregate return.  Not annualized.
(c) Annualized.


                             ADDITIONAL INFORMATION
________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Class C Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________












                                   PROSPECTUS











                                  July 30, 2001

        [logo]

BROWN CAPITAL MANAGEMENT


              Prospectus



















                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund

                                                                   July 30, 2001







The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

This prospectus includes information about the four Brown Capital Management Funds ("Funds") - three equity funds:

o    The Brown Capital Management Equity Fund,
     Cusip Number 66976M300
     NASDAQ Symbol BCEIX

o    The Brown Capital Management Small Company Fund, and
     Cusip Number 66976M409
     NASDAQ Symbol BCSIX

o    The Brown Capital Management International Equity Fund;
     Cusip Number 66976M813

and one balanced fund:

o    The Brown Capital Management Balanced Fund.
     Cusip Number 66976M201
     NASDAQ Symbol BCBIX




The equity funds seek long-term capital appreciation. The balanced fund seeks a maximum total return consisting of capital appreciation and current income.

TABLE OF CONTENTS
                                                                           Page
                                                                           ----

THE FUNDS.....................................................................4

         Investment Objectives................................................4
         Principal Investment Strategies......................................5
              The Brown Capital Management Equity Fund........................5
              The Brown Capital Management Small Company Fund.................6
              The Brown Capital Management International Equity Fund..........8
              The Brown Capital Management Balanced Fund.....................10
         Principal Risks Of Investing In The Funds...........................11
              All Funds......................................................11
              Fund Specific Risk Factors.....................................11
         Bar Charts And Performance Tables...................................15
         Fees And Expenses Of The Funds......................................19

MANAGEMENT OF THE FUNDS......................................................22

         The Investment Advisor..............................................22
         The Administrator...................................................25
         The Transfer Agent..................................................26
         The Distributor.....................................................26

INVESTING IN THE FUNDS.......................................................27

         Minimum Investment..................................................27
         Purchase And Redemption Price.......................................27
         Purchasing Shares...................................................28
         Redeeming Your Shares...............................................30

OTHER IMPORTANT INVESTMENT INFORMATION.......................................33

         Dividends, Distributions, And Taxes.................................33
         Financial Highlights................................................34
         Additional Information......................................Back Cover

THE FUNDS



INVESTMENT OBJECTIVES



The investment objective of The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. The investment objective of The Brown Capital Management Balanced Fund is total return, consisting of capital appreciation and current income. Each of the Funds is a diversified series of the Nottingham Investment Trust II ("Trust").

Principal Investment Strategy

The Brown Capital Management Equity Fund


Goal
The Brown Capital Management Equity Fund ("Equity Fund") seeks capital appreciation by identifying securities that Brown Capital Management, Inc. ("Advisor") believes are undervalued relative to their growth potential. These securities may be undervalued as a result of one or more of the following:

o    presently being out of favor;
o    currently not well known; or
o possessing value that is not currently recognized by the investment community.

The Equity Fund generally consists of the equity securities of medium and large capitalization companies, generally defined as those companies with a market capitalization of $1 billion or more.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market. The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

The Equity Fund invests in a variety of companies and industries as well as economic sectors.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                % of Total Assets
                                                -----------------
         Equity securities                           70 - 99%
         Money market instruments                     1 - 30%

When market or financial conditions warrant, the Equity Fund may invest in U.S. government and agency securities, cash, money market securities, and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Equity Fund's investment objective and could result in the Equity Fund not achieving its investment objective.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal
Brown Capital Management Small Company FundThe Brown Capital Management Small Company Fund ("Small Company Fund") invests primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, ("small companies"). The Advisor seeks to build a portfolio of exceptional small companies with the following overall portfolio characteristics:

o price-to-earnings ratio to prospective earnings per share growth rate that is less than an appropriate market benchmark (on twelve month estimated earnings) and
o    profitability that is greater than the market benchmark.

Currently, the Small Company Fund uses the Russell 2000 Index as its market benchmark. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization common stocks.

Strategy
This analysis includes many factors that, in the Advisor's view, are critical to the small company sector. The Advisor believes that:

o a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
o an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

o    sustainable revenue growth;
o adequate resources to establish and defend a viable product or service market, and market share;
o    sufficient profitability to support long term growth; and
o management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                   % of Total Assets
                                                   -----------------
         Equity securities                              70 - 99%
         Money market instruments                        1 - 30%

When market or financial conditions warrant, the Small Company Fund may invest in U.S. Government and agency securities, cash, money market securities and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Small Company Fund's investment objective and could result in the Small Company Fund not achieving its investment objective.

Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal
Brown Capital Management International Equity FundThe Brown Capital Management International Equity Fund ("International Equity Fund") invests primarily in the equity securities of non-U.S. based companies. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at the deepest discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that includes:

o relative valuation within an industry sector, and between countries or economic markets;
o    fundamental analysis of the company;
o    long term forecasting of earnings and asset values;
o fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
o    use of investment industry research; and
o use of direct local contacts in various countries, investment industry research, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

o no individual country will represent more than 25% at cost of the International Equity Fund's total assets;
o no more than 15% at cost of the International Equity Fund's total assets will be invested in emerging market securities;
o no individual industry will represent more than 20% at cost of the International Equity Fund's total assets; and
o no individual security will represent more than 5% at cost of the International Equity Fund's total assets.

Under  normal  market   conditions  the  portfolio   allocation  range  for  the
International Equity Fund will be:

                                                    % of Total Assets
                                                    -----------------
         Equity securities                               70 - 99%
         Money market instruments                         1 - 30%

When market or financial conditions warrant, the International Equity Fund may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash, and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the International Equity Fund's investment objective and could result in the International Equity Fund not achieving its investment objective.

Principal Investment Strategy

The Brown Capital Management Balanced Fund

Goal
The Brown Capital Management Balanced Fund ("Balanced Fund")Brown Capital Management Balanced Fund. varies the percentage of its assets invested in equities and fixed income securities, including money market instruments, according to the Advisor's judgment of market and economic conditions and its view of which asset class can best achieve the Balanced Fund's objectives.

The percentage invested in fixed income securities (including money market instruments) will comprise not less than 25% and not more than 75% of the portfolio.

Strategy
Key elements of the Advisor's management of the Balanced Fund include:

o The equity portion of the Balanced Fund will be managed using the same investment strategies as described above for the Equity Fund.
o Fixed income securities will be selected primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.
o The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund.
o In structuring the fixed income portion of the Fund, the Advisor examines the following: spread relationships between quality grades in determining the quality distribution; and expected trends in inflation and interest rates in structuring the maturity distribution.
o Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Balanced Fund) will be invested in bonds rated below "A," as rated by Standard & Poor's Ratings Services ("S&P") or by Moody's Investor Services, Inc. ("Moody's"), both nationally recognized securities rating organizations and described in the Statement of Additional Information ("SAI").

Undernormal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                    % of Total Assets
                                                    -----------------
         Equity securities                               25 - 75%
         Fixed income securities and                     25 - 75%
            money market instruments

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their objectives.

Market Risk. The Funds will also be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk. The percentage of the Funds' assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Funds.

Equity Securities Risk. To the extent that the majority of a fund's portfolio consists of common stocks, it is expected that the fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Portfolio Turnover Risk. The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Funds' performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Funds' portfolio turnover rates for prior periods.


Fund Specific Risk Factors

Small Company Fund

The  Small   Company  Fund  is  intended  for   aggressive   investors   seeking
above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Company Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack of management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.



International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities among others, include:

     Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

     Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro is resulting in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro. Participating countries in the EMU can no longer follow independent monetary policies. This may limit a country's ability to respond to economic downturns or political upheavals, and consequently reduce the value of an investment in foreign securities.

     The consequences of the full Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the International Equity Fund are presently unclear and it is not possible to predict the eventual impact of the full Euro implementation plan. There are a number of significant risks associated with the EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to the EMU in the face of changing economic conditions. The conversion may adversely affect the International Equity Fund if the full Euro conversion does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the International Equity Fund.

     Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund's foreign investments.

     Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.



Balanced Fund

In addition to the investment and market risks outlined above with regards to the equity portion of the Balanced Fund, there will be additional risks for the fixed income portion of the portfolio.

     o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Balanced Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Balanced Fund's income may be reduced and if the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Balanced Fund's shares may be reduced. The Balanced Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Balanced Fund. Credit risk is particularly significant to the Balanced Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

     o Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Balanced Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Balanced Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Balanced Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

          In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities in the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     o Maturity Risk: Maturity risk is another factor that can affect the value of the Balanced Fund's debt holdings. The Balanced Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

     o Investment-Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment- grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

BAR CHARTS AND PERFORMANCE TABLES













The bar charts and tables shown below for the Funds provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the Funds' annual total returns from year to year and by showing (on a calendar year basis) how the Funds' average annual returns for one year, five years, and since inception (one year and since inception for the International Equity Fund) compare to those of broad-based securities market indexes. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

Equity Fund

[BAR CHART HERE]:

      Calendar Year Returns
      ---------------------
      6.81%    (0.75)%   32.04%    19.04%    22.65%     29.15%    7.82     0.48%
      1993      1994      1995      1996      1997       1998     1999     2000



o During the 8-year period shown in the bar chart above, the highest return for a calendar quarter was 26.64% (quarter ended December 31, 1998).

o During the 8-year period shown in the bar chart above, the lowest return for a calendar quarter was (14.57)% (quarter ended September 30, 1998).

o The calendar year-to-date return as of the end of the most recent calendar quarter was (12.59)% (quarter ended June 30, 2001).


--------------------------------------------- ------------- ------------ --------------
Average Annual Total Returns                    Past 1         Past 5        Since
Period ended December 31, 2000                   Year          Years       Inception*
--------------------------------------------- ------------- ------------ --------------
Brown Capital Management Equity Fund             0.48%        15.34%         14.97%
--------------------------------------------- ------------- ------------ --------------
S&P 500 Total Return Index **                   (9.10)%       18.31%         17.32%
--------------------------------------------- ------------- ------------ --------------

   * September 30, 1992 (commencement of operations of the Equity Fund)
  ** The S&P 500 Total Return Index is the Standard & Poor's  Composite Index of
     500 stocks and is a widely recognized unmanaged index of common stock prices.

Small Company Fund

[BAR CHART HERE];

     Calendar Year Returns
     ---------------------
     5.74%    4.76%    33.96%    17.08%    15.78%    18.39%    44.02%    15.30%
     1993     1994      1995      1996      1997      1998      1999      2000


o During the 8-year period shown in the bar chart above, the highest return for a calendar quarter was 34.30% (quarter ended December 31, 1999).

o During the 8-year period shown in the bar chart above, the lowest return for a calendar quarter was (14.87)% (quarter ended September 30, 1998).

o The calendar year-to-date return as of the end of the most recent calendar quarter was 4.42% (quarter ended June 30, 2001).


---------------------------------------- --------------- ------------- ---------------
Average Annual Total Returns                 Past 1          Past 5          Since
Period ended December 31, 2000                Year           Years         Inception*
---------------------------------------- --------------- ------------- ---------------
Brown Capital Management Small Company
     Fund                                    15.30%          21.63%         18.74%
---------------------------------------- --------------- ------------- ---------------
Russell 2000 Index **                       (2.91)%          10.38%         11.38%
---------------------------------------- --------------- ------------- ---------------


*    December 31, 1992 (commencement of operations of the Small Company Fund)

** The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.

International Equity Fund


[BAR CHART HERE]:

          Calendar Year Returns
          ---------------------

                (0.11)%
                 2000


     o During the 1-year period shown in the bar chart above, the highest return for a calendar quarter was 5.43% (quarter ended March 31, 2000).

     o During the 1-year period shown in the bar chart above, the lowest return for a calendar quarter was (3.42)% (quarter ended September 30, 2000).

     o The calendar year-to-date return as of the end of the most recent calendar quarter was (8.06)% (quarter ended June 30, 2001).


--------------------------------------------------------- ------------ -------------
Average Annual Total Returns                                 Past 1         Since
Period Ended December 31, 2000                                Year        Inception*
--------------------------------------------------------- ------------ -------------
Brown Capital Management International Equity Fund          (0.11)%         7.55%
--------------------------------------------------------- ------------ -------------
MSCI EAFE International Index**                            (15.21)%         4.21%
--------------------------------------------------------- ------------ -------------
MSCI All Country World EX USA Index***                     (16.28)%         3.90%
--------------------------------------------------------- ------------ -------------


     *    May 28, 1999  (commencement of operations of the International  Equity
          Fund)

     ** The MSCI EAFE International Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East.

     *** The MSCI All Country World EX USA Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States.

Balanced Fund


BAR CHART HERE]:

   Calendar Year Returns
   ---------------------
     9.75%    (1.22)%    29.75%    13.84%    18.87%    24.40%    5.27%    1.04%
     1993      1994       1995      1996      1997      1998     1999     2000

     o During the 8-year period shown in the bar chart above, the highest return for a calendar quarter was 19.63% (quarter ended December 31, 1998).

     o During the 8-year period shown in the bar chart above, the lowest return for a calendar quarter was (10.33)% (quarter ended September 30, 1998).

     o The calendar year-to-date return as of the end of the most recent calendar quarter was (8.20)% (quarter ended June 30, 2001).


------------------------------------------------ ---------- ------------- -------------
Average Annual Total Returns                       Past 1      Past 5          Since
Period ended December 31, 2000                      Year       Years        Inception*
------------------------------------------------ ---------- ------------- -------------
Brown Capital Management Balanced Fund             1.04%       12.34%         12.60%
------------------------------------------------ ---------- ------------- -------------
Benchmark of 75% S&P 500 Total Return Index /
25% Lehman Government & Corporate Bond Index**    (6.77)%      16.18%         15.29%
------------------------------------------------ ---------- ------------- -------------

*    September 30, 1992 (commencement of operations of the Balanced Fund)

** The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. The Lehman Government & Corporate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:


Shareholder Fees For Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price) .....................................None
Redemption fee
    (as a percentage of amount redeemed)....................................None


Annual Fund Operating Expenses For Institutional Shares
(expenses that are deducted from Fund assets)


                                                             Small               International
                                                  Equity    Company    Balanced     Equity

Management Fees................................... 0.65%      1.00%      0.65%      1.00%
Distribution and/or Service (12b-1) Fees.......... None       None       None       None
Other Expenses.................................... 1.10%      0.35%      0.89%      5.26%
                                                   -----      -----      -----      -----
Total Annual Fund Operating Expenses.............. 1.75%^1    1.35%^1    1.54%^1    6.26%^1
        Fee Waivers and/or Expense Reimbursements (0.55%)     0.00%     (0.34%)    (4.26%)
                                                   -----      -----      -----      -----
        Net Expenses.............................. 1.20%      1.35%      1.20%      2.00%
                                                   =====      =====      =====      =====


  1 "Total Annual Fund Operating  Expenses" are based upon actual  expenses incurred by each of the Equity Fund, the Small Company Fund, the Balanced Fund, and the International Equity Fund for the fiscal year ended March 31, 2001. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.20% of the average daily net assets of the Equity Fund and the Balanced Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund, respectively, for the fiscal year to end March 31, 2002. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Funds -
    Expense   Limitation   Agreement"   section  below  for  more  detailed
    information.

Example: This example shows you the expenses that you may pay over time by investing in the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in one or more of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


------------------------ -------------- --------------- -------------- ------------------
         Fund               1 Year          3 Years        5 Years          10 Years
------------------------ -------------- --------------- -------------- ------------------
        Equity               $122            $497           $897            $2,017
------------------------ -------------- --------------- -------------- ------------------
     Small Company           $137            $428           $739            $1,624
------------------------ -------------- --------------- -------------- ------------------
 International Equity        $203           $1,476         $2,718           $5,687
------------------------ -------------- --------------- -------------- ------------------
       Balanced              $122            $453           $807            $1,806
------------------------ -------------- --------------- -------------- ------------------


MANAGEMENT OF THE FUNDS











THE INVESTMENT ADVISOR

The Funds' investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended ("1940 Act"). Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $6 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:


------------------------- ------------------ ------------------------------------------
                              Portfolio
        Fund(s)                Manager                      Work Experience
------------------------- ------------------ ------------------------------------------
Equity Fund and           Management         The two  funds are  managed  by a team led
Balanced Fund             Team led by        by Eddie C. Brown.  Mr.  Brown is founder,
                          Eddie C. Brown     President and  controlling  shareholder of
                                             the  Advisor.  Mr. Brown has been with the
                                             Advisor   since  its  inception  in  1983.
                                             Theodore  M.  Alexander  III,   Calvin  H.
                                             Baker,  Maurice L.  Haywood and Stephon A.
                                             Jackson  work  together  with Mr. Brown in
                                             the  management  of  the  two  funds.  Mr.
                                             Alexander,  Vice  President  and Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             October   1995.   Prior   to   this,   Mr.
                                             Alexander  was  a  Securities  Analyst  at
                                             Legg Mason Wood  Walker  from June 1994 to
                                             October  1995.  From June 1990 to  January
                                             1994,  Mr.   Alexander  was  a  Securities
                                             Analyst  at Alex  Brown & Sons,  Inc.  Mr.
                                             Baker,   Vice   President   and  Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             August  2000.  Prior  to this,  Mr.  Baker
                                             was   a   Financial   Executive   at   the
                                             Wisconsin    Energy    Corporation    from
                                             September  1991 to June  2000.  From April
                                             1994  to  June   1997  he   served   as  a
                                             Financial     Executive     at    Economic
                                             Development   Corporation.   Mr.  Haywood,
                                             Portfolio  Manager,  joined the Advisor in
                                             February   2000.   Prior  to   this,   Mr.
                                             Haywood  was  a  Partner  and   Investment
                                             Analyst  at  Holland  Capital   Management
                                             from November  1993 to January 2000.  From
                                             August 1987 to November  1993, Mr. Haywood
                                             was an Assistant  Vice  President at First
                                             National  Bank of  Chicago.  Mr.  Jackson,
                                             Vice      President      and     Portfolio
                                             Manager/Analyst   joined  the  Advisor  in
                                             July  1997.  Prior  to this,  Mr.  Jackson
                                             was   Portfolio   Manager/   Director   of
                                             Research  at NCM Capital  Management  from
                                             March 1994 to June  1997.  From March 1993
                                             to March 1994,  Mr. Jackson was an Analyst
                                             at Putnam Investments.

------------------------- ------------------ -------------------------------------------
Small Company Fund        Management Team    Mr.  Lee is a Senior  Vice  President  and
                          led by Keith A.    has  been  a  portfolio   manager  of  the
                          Lee                Advisor  since  1991.  Prior to this,  Mr.
                                             Lee  was  a  Vice   President   at   Nexus
                                             Consulting  from June  1990 to June  1991.
                                             From November  1987 to July 1988,  Mr. Lee
                                             was  an  Investment  Representative  at BT
                                             Alex  Brown.  Mr. Lee works with Robert E.
                                             Hall,  Kempton  Ingersol,   and  Eddie  C.
                                             Brown in the  management of the fund.  Mr.
                                             Hall,  Senior Vice President and Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             September  1993.  Prior to this,  Mr. Hall
                                             was   an   Investment   Advisor   at   the
                                             Investment   Center  from  March  1990  to
                                             August  1993.  From April 1983 to December
                                             1989,   Mr.   Hall  was  an  Advisor   and
                                             Portfolio   Manager  for  Emerging  Growth
                                             Partners.    Mr.    Ingersol,    Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             March  1999,  but  started in his  current
                                             role in  November  2000.  From  March 1999
                                             through  October 2000, Mr. Ingersol served
                                             as Brown  Capital  Management's  Marketing
                                             Director  in the  Texas  Region.  Prior to
                                             that, he was an Investment  Banker at both
                                             Dain  Rauscher  Incorporated  and  Grigsby
                                             Brandford  &  Company  from  June  1997 to
                                             March  1999 and April  1994 to June  1997,
                                             respectively.

------------------------- ------------------ -------------------------------------------
International Equity      Management Team    Mr.  Ramos has been Vice  President of the
Fund                      led by Eddie       Advisor since December  1998.  Previously,
                          Ramos              Mr. Ramos was Vice  President at Templeton
                                             Investment   Counsel  from  July  1993  to
                                             November   1998.   Mr.  Ramos  works  with
                                             Eddie C.  Brown in the  management  of the
                                             fund.
------------------------- ------------------ -------------------------------------------

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds' average daily net assets at the annual rate of:

      Equity Fund and Balanced Fund:
      0.65% of the first $100 million
      0.50% on all assets over $100 million

      Small Company Fund:
      1.00% on all assets

      International Equity Fund:
      1.00% of the first $100 million
      0.75% on all assets over $100 million

During the Funds' last fiscal year, fiscal year ending March 31, 2001, the Advisor waived a portion of the advisory fees for the Equity Fund and the Balanced Fund and all of its fees for the International Equity Fund. Accordingly, the amount of compensation received as a percentage of assets of each of the Funds during the last fiscal year was as follows:

                                            Fees Paid to the Advisor
                Fund                        as a Percentage of Assets
                ----                        -------------------------

            Equity Fund                              0.17%
            Small Company Fund                       1.00%
            Balanced Fund                            0.33%
            International Equity Fund                0.00%

Expense Limitation Agreement. In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement with the Trust, with respect to each of the Funds ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.20% of the average daily assets of the Equity Fund and the Balanced Fund, 1.50% of the average daily assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2002. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and
(ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five fiscal years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits stated above. Consequently, no reimbursement by any of the Funds will be made unless:
(i) the particular fund's assets exceed $20 million; (ii) the particular fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Funds as a factor in the selection of brokers and dealers.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Management Company, Inc. ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor of services to the Funds, and provides the Funds with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Funds.


THE TRANSFER AGENT

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Funds. As indicated later in the section of this Prospectus, "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Other Expenses. The Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS


MINIMUM INVESTMENT

The Funds' Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh
Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Funds' net asset values per share is calculated by dividing the value of the particular fund's total assets, less liabilities (including that fund's expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing each of the Funds' total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. Each of the Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds' shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Funds' remaining shareholders to make payment in cash, each of the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

The Funds have authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker authorized designee, accepts the order. Investors may also be charged a fee if they effect transactions through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular fund(s), Administrator, and Transfer Agent. The particular fund(s) will charge a $20 fee and may redeem shares of that fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the applicable fund to:

                    Brown Capital Management Funds
                    [Name of Fund]
                    Institutional Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable fund and to "Institutional Shares" on your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4226, before wiring funds, to advise the Funds of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                    First Union National Bank of North Carolina
                    Charlotte, North Carolina
                    ABA # 053000219
                    For credit to either: (please specify)
                         The Brown Capital Management Equity Fund
                             Account # 2000000861768
                         The Brown Capital Management Small Company Fund
                             Account # 2000000861904
                         The Brown Capital Management Balanced Fund
                             Account # 2000000861917
                         The Brown Capital Management International Equity Fund
                             Account # 2000001293296
                    For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                      Brown Capital Management Funds
                      [Name of Fund]
                      Institutional Shares
                      c/o NC Shareholder Services
                      116 South Franklin Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the applicable fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) Designation of Institutional Shares and name of fund (Equity Fund, Balanced Fund, Small Company Fund, or International Equity Fund),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Shares of each of the Funds may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges the particular fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, each of the Funds will be liable for any losses due to fraudulent or unauthorized instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and
(3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

OTHER IMPORTANT INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Funds.

The Funds will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their fund shares.

If the a fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS



The financial highlights shown below are intended to help you understand each of the Funds' financial performance for the previous five fiscal years for the Equity Fund, the Small Company Fund, and the Balanced Fund and since inception of the International Equity Fund. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose reports covering such years are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds at 1-877-892-4226.


THE BROWN CAPITAL MANAGEMENT EQUITY FUND

Institutional Shares
(For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............     $     24.26     $     23.24     $     21.87     $     16.61     $     15.81
      (Loss) income from investment operations
           Net investment (loss) income ..........           (0.07)          (0.09)          (0.08)          (0.03)           0.05
           Net realized and unrealized (loss) gain
               on investments ....................           (3.67)           3.13            2.14            7.31            1.36
                                                       -----------     -----------     -----------     -----------     -----------
               Total from investment operations ..           (3.74)           3.04            2.06            7.28            1.41
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income .................            0.00            0.00            0.00            0.00           (0.05)
           Net realized gain from investment transactions    (2.03)          (2.02)          (0.69)          (1.98)          (0.56)
           Distributions in excess of net realized gains      0.00            0.00            0.00           (0.04)           0.00
                                                       -----------     -----------     -----------     -----------     -----------
               Total distributions ...............           (2.03)          (2.02)          (0.69)          (2.02)          (0.61)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year .....................     $     18.49     $     24.26     $     23.24     $     21.87     $     16.61
                                                       ===========     ===========     ===========     ===========     ===========

Total return .....................................          (16.85)%         13.41 %          9.34 %         44.68 %          8.91 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year ....................     $10,722,281     $10,394,193     $ 9,822,169     $ 8,149,770     $ 4,405,020
                                                       ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.75 %          1.75 %          1.88 %          1.98 %          3.37 %
           After expense reimbursements and waived fees       1.20 %          1.20 %          1.20 %          1.20 %          1.20 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees     (0.93)%         (0.95)%         (1.07)%         (0.94)%         (1.85)%
           After expense reimbursements and waived fees      (0.37)%         (0.40)%         (0.39)%         (0.16)%          0.32 %

      Portfolio turnover rate ....................           57.18 %         52.09 %         67.43 %         38.42 %         34.21 %


THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Institutional Shares
(For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..............     $      32.43    $      19.48    $      21.02    $      15.01    $      15.13

     (Loss) income from investment operations
        Net investment loss .....................            (0.04)          (0.18)          (0.12)          (0.11)          (0.03)
        Net realized and unrealized (loss) gain
            on investments ......................            (3.43)          15.25           (1.19)           6.36            0.27
                                                      ------------    ------------    ------------    ------------    ------------

            Total from investment operations ....            (3.47)          15.07           (1.31)           6.25            0.24
                                                      ------------    ------------    ------------    ------------    ------------

     Distributions to shareholders from
        Net realized gain from investment transactions       (1.81)          (2.12)          (0.23)          (0.24)          (0.36)
                                                      ------------    ------------    ------------    ------------    ------------

Net asset value, end of year ....................     $      27.15    $      32.43    $      19.48    $      21.02    $      15.01
                                                      ============    ============    ============    ============    ============

Total return ....................................           (11.29)%         78.85 %         (6.27)%         41.84 %          1.56 %
                                                      ============    ============    ============    ============    ============

Ratios/supplemental data
     Net assets, end of year ....................     $138,682,168    $ 61,019,633    $ 24,077,585    $ 11,565,944    $  6,518,687
                                                      ============    ============    ============    ============    ============

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         1.35 %          1.48 %          1.85 %          2.05 %          2.70 %
        After expense reimbursements and waived fees          1.35 %          1.43 %          1.50 %          1.50 %          1.50 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (0.23)%         (0.99)%         (1.33)%         (1.23)%         (1.50)%
        After expense reimbursements and waived fees         (0.23)%         (0.94)%         (0.98)%         (0.68)%         (0.30)%

     Portfolio turnover rate ....................             7.57 %         28.26 %         29.45 %         11.64 %         13.39 %


THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

Institutional Shares
(For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended             Period ended
                                                                                              March 31,               March 31,
                                                                                                2001                  2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................................              $     11.83            $     10.00

      (Loss) income from investment operations
           Net investment income ..............................................                     0.03                   0.02
           Net realized and unrealized (loss) gain on investments and translation of
                 assets and liabilities in foreign currencies .................                    (1.83)                  1.83
                                                                                             -----------            -----------

                 Total from investment operations .............................                    (1.80)                  1.85
                                                                                             -----------            -----------

      Distributions to shareholders from
           Net investment income ..............................................                    (0.02)                 (0.02)
           Net realized gain from investment transactions .....................                    (0.30)                  0.00
                                                                                             -----------            -----------

                 Total distributions ..........................................                    (0.32)                 (0.02)
                                                                                             -----------            -----------

Net asset value, end of period ................................................              $      9.71            $     11.83
                                                                                             ===========            ===========

Total return ..................................................................                   (15.67)%                18.56 %(b)
                                                                                             ===========            ===========

Ratios/supplemental data

      Net assets, end of period ...............................................              $ 2,699,045            $ 1,647,537
                                                                                             ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......................                     6.26 %                 9.23 %(c)
           After expense reimbursements and waived fees .......................                     2.00 %                 2.00 %(c)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ......................                    (3.95)%                (7.11)%(c)
           After expense reimbursements and waived fees .......................                     0.30 %                 0.12 %(c)

      Portfolio turnover rate .................................................                    14.85 %                23.61 %


(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.
(b) Aggregate return.  Not annualized.
(c) Annualized.


THE BROWN CAPITAL MANAGEMENT BALANCED FUND

Institutional Shares
(For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................    $     18.20     $     17.78     $     16.83     $     13.60     $     13.76

      Income (loss) from investment operations
           Net investment income ..................           0.16            0.10            0.13            0.17            0.21
           Net realized and unrealized (loss) gain
               on investments .....................          (2.04)           1.34            1.39            4.65            0.76
                                                       -----------     -----------     -----------     -----------     -----------

               Total from investment operations ...          (1.88)           1.44            1.52            4.82            0.97
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income ..................          (0.16)          (0.10)          (0.13)          (0.17)          (0.21)
           Net realized gain from investment transactions    (0.55)          (0.92)          (0.44)          (1.42)          (0.92)
                                                       -----------     -----------     -----------     -----------     -----------

               Total distributions ................          (0.71)          (1.02)          (0.57)          (1.59)          (1.13)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ......................    $     15.61     $     18.20     $     17.78     $     16.83     $     13.60
                                                       ===========     ===========     ===========     ===========     ===========

Total return ......................................         (10.69)%          8.22 %          8.99 %         36.19 %          7.03 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year .....................    $13,398,525     $14,278,472     $ 9,602,904     $ 6,077,737     $ 3,874,653
                                                       ===========     ===========     ===========     ===========     ===========


      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.54 %          1.59 %          2.11 %          2.22 %          2.85 %
           After expense reimbursements and waived fees       1.20 %          1.20 %          1.20 %          1.20 %          1.20 %

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees      0.59 %          0.21 %         (0.17)%          0.05 %         (0.13)%
           After expense reimbursements and waived fees       0.92 %          0.60 %          0.74 %          1.08 %          1.51 %

      Portfolio turnover rate .....................          46.05 %         45.01 %         58.38 %         33.54 %         45.58 %


The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II


Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) by contacting the Funds at:


Documented:

Brown Capital Management Funds                 World Wide Web @:
Institutional Shares
c/o NC Shareholder Services                    browncapital.com
The Nottingham Company
116 South Franklin Street                      E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365         Info@ncfunds.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

           Investment Company Act file number 811-06199

                                                                [logo]

                                                        BROWN CAPITAL MANAGEMENT

                                     PART B
                                     ======

                                    FORM N-1A

                      STATEMENTS OF ADDITIONAL INFORMATION



                       STATEMENT OF ADDITIONAL INFORMATION

                               CAPITAL VALUE FUND

                                  July 30, 2001

                                 A Series of the
                         NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863







                                Table of Contents
                                -----------------


OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................4
PORTFOLIO TRANSACTIONS.........................................................6
NET ASSET VALUE................................................................7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST.......................................................9
ADDITIONAL INFORMATION CONCERNING TAXES.......................................10
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................12
SPECIAL SHAREHOLDER SERVICES..................................................17
ADDITIONAL INFORMATION ON PERFORMANCE.........................................19
FINANCIAL STATEMENTS..........................................................20
APPENDIX A....................................................................21










This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses relating to the Capital Value Fund's ("Fund") Investor Class Shares and T Shares, each dated the same date as this SAI, as those Prospectuses may be amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectuses for the Investor Class Shares and T Shares classes of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations November 16, 1990 as a separate diversified investment portfolio to the Nottingham Investment Trust II ("Trust"). The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Equity Securities. The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a common stock is a strong candidate for inclusion in the portfolio, Capital Investment Counsel, Inc. ("Advisor"), the Fund's investment advisor, considers, among other things, such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the
Advisor; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Advisor. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The Fund may invest up to 10% of its total assets in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Fixed Income Securities. The Fund's fixed income investments may include corporate debt obligations and U.S. government securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon, among other reasons, the current and expected trend in interest rates, credit quality of the fixed income securities, relative attractiveness of fixed income securities versus equity securities, and the overall economic situation, current and expected. The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include money supply growth, the rate of unemployment, changes in consumer, wholesale and producer prices, as well as raw materials, commodities, and industrial prices, capital spending, the Gross National Product ("GNP") and industrial production. The Advisor will also consider the impact of inflation and the attitudes and concerns of key officials in the Federal Reserve and U.S. government.

Corporate debt obligations purchased by the Fund will consist of "investment-grade" securities -- those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Debt obligations rated Baa by Moody's or BBB by S&P's, Fitch, or D&P may be considered speculative. Descriptions of the quality ratings of Moody's, S&P's, Fitch, and D&P are contained in this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing. If following investment, a corporate debt obligation held by the Fund is no longer considered to be "investment-grade," or is considered to be "investment-grade" by one rating agency but not by another, the Advisor will re-evaluate the issuer's credit standing and may retain the investment if it is still determined to be creditworthy.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Description of Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will purchase Commercial Paper only if it is rated one of the top two rating categories by Moody's, S&P, Fitch or D&P or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the Trust's officers or Trustees or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, warrants, commodities contracts, futures contracts or related options;

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11)     Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities;

(13)     Invest in restricted securities;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16) Invest more than 10% of the Fund's total assets in foreign securities, including sponsored American Depository Receipts.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. Do to market conditions the Fund's portfolio turnover rate was significantly higher this past fiscal year than the previous fiscal year.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2001, 2000, and 1999, the total dollar amounts of brokerage commissions paid by the Fund were $38,534, $22,932, and $34,633, respectively. The Distributor did not receive brokerage commissions during the fiscal year ended March 31, 2001. For the fiscal year ended March 31, 2000, the Distributor received $320 of those commissions; and transactions in which the Fund used the Distributor as broker involved 1% of the aggregate dollar amount of transactions involving the payment of commissions and 1% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 2000. For the fiscal year ended March 31, 1999, the Distributor received all of the commissions that were paid during such respective periods.

                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each class of shares of the Fund will not be calculated.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2001, 2000, and 1999, the total expenses of the Fund were $287,608, $249,238, and $218,813, respectively. No T Shares of the Fund were issued during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value for the T Shares class, and net asset value plus a sales charge for Investor Class Shares of the Fund. Capital Investment Group, Inc. ("Distributor"), an affiliate of the Advisor, receives the sales charge of the Investor Class Shares as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Class Shares, along with the information on current purchases, rights of accumulation, and letters of intent, if applicable. See "Your Investment in the Fund" section in the Prospectuses for more detailed information.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution ("Plan") for the Investor Class Shares and T Shares classes of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "The Distributor - Distribution of the Fund's Shares" in the Prospectuses). Under the Plan, the Fund may expend up to 0.50% of the Investor Class Shares' average daily net assets and 0.75% of the T Shares' average daily net assets annually to finance any activity which is primarily intended to result in the sale of those classes of the Fund and the servicing of shareholder accounts, provided the Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as servicing fees to any person who sells Investor Class Shares or T Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund and each class of shares include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares or T Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares and T Shares.

The Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares and T Shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and concerning their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares and T Shares classes of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares and T Shares classes of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares and T Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares and T Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares or T Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Trustees have made such a determination for the current year of operations under the Plans. The Plan and the Distribution Agreement for each class of shares may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the class of shares affected by such termination. Any amendment materially increasing the maximum percentage payable under the Plan applicable to a specific class of shares must likewise be approved by a majority vote of that class of shares, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal year ended March 31, 2001, the Fund incurred $72,102 in costs connected with the Plan for the Investor Class Shares. Such costs were spent primarily on compensation to broker-dealers for the sale of Investor Class Shares. The T Shares were not offered to the public during any portion of the fiscal year ended March 31, 2001.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven series, as follows: Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees and executive officers of the Trust, their ages and addresses, and their principal occupations for the last five years are as follows:

                                                   TRUSTEES

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 69                             Trustee and Chairman             Retired; Independent Trustee - New
1105 Panola Street                                                               Providence Investment Trust, Gardner Lewis
Tarboro, North Carolina  27886                                                   Investment Trust, Hillman Capital
                                                                                 Management Investment Trust,
                                                                                 Rocky Mount, North Carolina
                                                                                 Previously, President, Brinson Investment
                                                                                 Co. (personal investments), President,
                                                                                 Brinson Chevrolet, Inc. (auto dealership),
                                                                                 Tarboro, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 41                       Trustee                          President, Standard Insurance and Realty,
Post Office Box 1375                                                             Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              Trustee*                         President, Brown Capital Management, Inc.,
1201 N. Calvert Street                                                           Baltimore (investment advisor), Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           Trustee*                         President, Capital Investment Group
Post Office Box 32249                                                            (Distributor for the Fund), Raleigh, North
Raleigh, North Carolina  27622                                                   Carolina; Vice President,
                                                                                 Capital Investment Counsel (Advisor for the
                                                                                 Fund), Raleigh, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

* Indicates  that Trustee is an "interested  person" of the Trust for purposes of the 1940 Act.


                                                     OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 57                            President, EARNEST Partners      Partner and Manager, EARNEST Partners
119 S. President Street                         Fixed Income Trust               Limited, LLC (investment advisor), since
2nd Floor                                                                        1999; previously, President, Investek
Jackson, Mississippi  39201                                                      Capital Management, Inc. (investment
                                                                                 advisor), Jackson, Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 40                           President, The WST Growth Fund   President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                                                 Asset Management, LLC (investment advisor),
Norfolk, Virginia  25510                                                         Norfolk, Virginia

----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              President, The Brown Capital     President, Brown Capital Management, Inc.,
1201 N. Calvert Street                          Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 59                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 40                                Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999; Vice
Suite 2300                                                                       President, Investek Capital Investment,
Atlanta, GA  30309                                                               Inc., Jackson, Mississippi, 1996 to 1999;
                                                                                 previously, Portfolio Manager, Southern
                                                                                 Farm Bureau Life Insurance Company,
                                                                                 Jackson, Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 48                              Vice President, EARNEST          Partner , EARNEST Partners Limited, LLC,
119 S. President Street                         Partners Fixed Income Trust      since 1999; previously, Vice President,
2nd Floor                                                                        Investek Capital Management, Inc., Jackson,
Jackson, MS 39201                                                                Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 57                            Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999;
Suite 2300                                                                       previously, Vice President, Investek
Atlanta, GA  30309                                                               Capital Management, Inc., Jackson,
                                                                                 Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 41                                Vice President, The Brown        Vice President, Brown Capital Management,
1201 N. Calvert Street                          Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 30                        Secretary                        President, The Nottingham Management
116 South Franklin Street                                                        Company (Administrator to the Fund),
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 32                           Treasurer and Assistant          Legal and Compliance Director, The
116 South Franklin Street                       Secretary                        Nottingham Management Company, Rocky Mount,
Rocky Mount, North Carolina  27802                                               North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------


Compensation. The Officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year, plus $250 per series of the Trust per meeting attended in person or $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                                   Compensation Table*

                                   Aggregate        Pension Retirement
                                 Compensation      Benefits Accrued As     Estimated Annual     Total Compensation
Name of Person,                from each of the        Part of Fund          Benefits Upon      from the Trust Paid
Position                             Funds               Expenses             Retirement           to Trustees**
--------                             -----               --------             ----------           -------------

Eddie C. Brown                       None                  None                  None                   None
Trustee

Richard K. Bryant                    None                  None                  None                   None
Trustee

Jack E. Brinson                     $1,286                 None                  None                  $9,250
Trustee

Thomas W. Steed***                   $786                  None                  None                  $5,750
Trustee

J. Buckley Strandberg               $1,286                 None                  None                  $9,250
Trustee

   *   Figures are for the fiscal year ended March 31, 2001.
   **  Each of the Trustees  serves as a Trustee to the seven funds of the Trust, including the Fund.
   *** Resigned as Trustee effective December 1, 2000.


Principal Holders of Voting Securities. As of July 10, 2001, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholder owned of record more than 5% of the outstanding shares of beneficial interest of the Investor Class Shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 10, 2001. No T Shares had been issued as of July 10, 2001.

Name and Address of            Amount and Nature of
Beneficial Owner               Beneficial Ownership                     Percent
----------------               --------------------                     -------

                              INVESTOR CLASS SHARES

Olcoba Company                  490,476.710 shares                      49.421%*
P.O. Box 1000
Minneapolis, Minnesota  55480-1000

* Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund. Olcoba Company holds such shares as trustee for Bryant Electric Supply, Inc 401(k)/Profit Sharing Trust, Bryant Supply Company, Inc. 401(k)/Profit Sharing Trust, and MidSouth Electric Corp. 401(k)/Profit Sharing Trust, all of Post Office Box 1000, Lowell, North Carolina 28098-1000


Investment Advisor. Information about Capital Investment Counsel, Inc. ("Advisor") and its duties and compensation as Advisor is contained in the Prospectuses. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement ("Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. W. Harold Eddina, a Portfolio Manager for the Advisor, and E. O. Edgerton, Jr. (a control person of the Advisor) are responsible for the day-to-day management of the Fund's portfolio. The Trust, Advisor, and Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which also may be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. The method for calculating the fee is based on the relative net assets of the Investor Class Shares and T Shares of the Fund. For the fiscal years ended March 31, 2001, 2000, and 1999, the Fund paid the Advisor its advisory fees of $86,522, $76,884, and $61,110, respectively.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company, Inc. ("Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.175% of the average daily net assets of the Fund on the first $50 million; 0.150% of the next $50 million; 0.125% on the next $50 million; and 0.100% of its average daily net assets in excess of $150 million, with a minimum administration fee of $2,000 per month. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 for accounting and recordkeeping services for the Fund and $750 for each class of shares beyond the initial class; plus anannual asset-based fee of 0.01% of the average daily net assets of the Fund. In addition, the Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Fund for the fiscal years ended March 31, 2001, 2000, and 1999, the Administrator received general administration fees of $25,236, $22,424, and $21,583, respectively. For the same fiscal years, the Administrator received fund accounting fees of $25,441, $24,000, and $22,500, respectively.

The Administrator performs the following services for the Fund: (1) coordinates with the Custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer  Agent.  The Trust has also  entered  into a  Dividend  Disbursing  and
Transfer Agent Agreement with North Carolina Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month, plus $500 per month for each additional class of shares. For the fiscal year ended March 31, 2001, the Transfer Agent received $12,000 in such fees. For the fiscal year ended March 31, 2000 the Transfer Agent received $9,000 in such fees. Prior to September 15, 1998, the Transfer Agent was compensated by the Administrator for its services to the Fund. For the period from September 15, 1998 to March 31, 1999, the Transfer Agent received $4,697 for its services from the Fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Trustees. The Distributor is an affiliate of the Advisor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

For the fiscal years ended March 31, 2001, 2000, and 1999, the Distributor received aggregate commissions for the sale of Investor Class Shares in the amounts of $26,073, $17,048, and $15,525, of which the Distributor retained $3,930, $2,457, and $2,240, respectively, after reallowances to broker-dealers and sales representatives.

Custodian. First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serve as independent auditors for the Fund, audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund; and Wilmer, Cutler & Pickering, Washington, District of Columbia, serves as legal counsel to the Independent Trustees.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in each Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                               Capital Value Fund
             [Investor Class Shares] or [T Shares] (please specify)
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Determining the Fund's Net Asset Value" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table in the Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the applicable Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =   average annual total return.
                 ERV = ending  redeemable  value at the end of the  period
                       covered by the  computation of a hypothetical  $1,000
                       payment made at the beginning of the period.
                 P =   hypothetical initial payment of $1,000 from which the
                       maximum sales load is deducted.
                 n =   period covered  by the computation, expressed in terms of
                       years.

The Fund may also compute the aggregate total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Investor Class Shares of the Fund for the fiscal year ended March 31, 2001, the five years ended March 31, 2001, and since inception (December 31, 1991) to March 31, 2001 are (31.31)%, 10.45%, and 9.88%, respectively. The cumulative total return quotation for the Investor Class Shares of the Fund for the period since inception through March 31, 2001, is 139.16%. These performance quotations assume that the maximum 3.5% sales load for the Fund was deducted from the initial investment. Without the deduction of the maximum 3.5% sales load, the average annual total return of the Investor Class Shares of the Fund for the fiscal year ended March 31, 2001, the five years ended March 31, 2001, and since inception through March 31, 2001, are (28.82)%, 11.24%, and 10.30%, respectively. The cumulative total return quotation for the Investor Class Shares of the Fund for the period since inception through March 31, 2001, without deducting the maximum 3.5% sales load, is 147.83%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The T Shares of the Fund were not offered during the periods of such performance quotations.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above. As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P's and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2001,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds that are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                               CAPITAL VALUE FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II






                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2001






                               INVESTMENT ADVISOR
                        Capital Investment Counsel, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622
                                  919-831-2370

                               CAPITAL VALUE FUND
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Value Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                               Capital Value Fund

                                  May 24, 2001



Our message in December, 1999 was don't fight the Fed. Equities' performance has been marginal at best over the last year. However, the Fed discount rate sits at a seven year low, and the Prime rate is 7% as of March 31, 2001. I believe now is the time to move more aggressively into stocks.

The last time the economy teetered on the brink of recession, Ronald Reagan was in the White House and interest rates were in the mid-teens! That's right mid-teens. Those high rates limited companies' ability to grow, and limited their price-to-earnings ratios. In contrast, the current lower rate environment allows much higher PE multiples than in the past. It's no accident that the grand bull market began its climb in 1982 just as interest rates began an unprecedented eighteen year decline.

I sound like a broken record, but an equity mix of technology, financial, cyclical and retail companies will lead to above average returns over the coming 18 months. We have seen the lows in the stock market, but we will still experience declines that will test the mettle of the new bull market. Those declines will need to be bought. The sign of a good market is one that doesn't slow down to let you in. I believe the stock market's spring rally qualifies. The Capital Value Fund's asset mix has been very conservative since September of 1999. In hindsight, that has been the correct decision. However, now is the time to move forward, and I look forward to increasing the fund's equity position.

Hal Eddins







--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
--------------------------------------------------------------------------------

                               CAPITAL VALUE FUND

                     Performance Update - $10,000 Investment

             For the period from December 31, 1991 to March 31, 2001


[Line graph here]:

--------------------------------------------------------------------------------
                                        60% S&P 500 Total Return Index /
               Capital Value Fund       40% Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
12/31/91            $ 9,650                          $10,000
 3/31/92              9,541                            9,797
 9/30/92              9,929                           10,432
 3/31/93             10,616                           11,213
 9/30/93             10,898                           11,659
 3/31/94             11,099                           11,418
 9/30/94             11,395                           11,763
 3/31/95             12,084                           12,711
 9/30/95             13,474                           14,547
 3/31/96             14,037                           15,767
 9/30/96             14,473                           16,702
 3/31/97             15,031                           18,098
 9/30/97             18,987                           21,780
 3/31/98             19,975                           24,773
 9/30/98             19,436                           23,890
 3/31/99             22,905                           28,597
 9/30/99             23,308                           28,663
 3/31/00             33,598                           32,656
 9/30/00             29,418                           32,052
 3/31/01             23,916                           27,900


This graph depicts the performance of Capital Value Fund versus a combined index of 60% S&P 500 Total Return Index and 40% Lehman Brothers Aggregate Bond Index. It is important to note that the Capital Value Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

  ------------------------------ ------------- ------------ -----------------
                                   One Year     Five Years    Since 12/31/91
  ------------------------------ ------------- ------------ -----------------
          No Sales Load            (28.82)%       11.24 %         10.30 %
  ------------------------------ ------------- ------------ -----------------
     3.50% Maximum Sales Load      (31.31)%       10.45 %          9.88 %
  ------------------------------ ------------- ------------ -----------------


>> The graph assumes an initial $10,000 investment at December 31, 1991 ($9,650 after maximum sales load of 3.50%). All dividends and distributions are reinvested.

>> At March 31, 2001, the value of the Capital Value Fund would have increased to $23,916 - a cumulative total investment return of 139.16% since December 31, 1991. Without the deduction of the 3.50% maximum sales load, the value of the Capital Value Fund would have increased to $24,783 - a cumulative total investment return of 147.83% since December 31, 1991. The sales load may be reduced or eliminated for larger purchases.

>> At March 31, 2001, the value of a similar investment in a combined index of 60% S&P 500 Total Return Index and 40% Lehman Brothers Aggregate Bond Index would have increased to $27,900 - a cumulative total investment return of 179.00% since December 31, 1991.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 38.20%

      Auto & Trucks - 3.17%
           DaimlerChrysler AG ....................................................                    2,000              $    89,160
           Ford Motor Company ....................................................                    5,000                  140,100
           General Motors Corporation ............................................                    3,000                  155,670
                                                                                                                         -----------
                                                                                                                             384,930
                                                                                                                         -----------
      Commercial Services - 0.78%
        (a)Gartner Group, Inc. Class A ...........................................                   14,000                   94,360
                                                                                                                         -----------

      Computers - 4.33%
           Compaq Computer Corporation ...........................................                   15,000                  273,000
           EMC Corporation .......................................................                    6,000                  176,160
        (a)Sun Microsystems, Inc. ................................................                    5,000                   76,850
                                                                                                                         -----------
                                                                                                                             526,010
                                                                                                                         -----------
      Computer Services & Software - 8.21%
        (a)Cisco Systems, Inc. ...................................................                   23,000                  362,250
        (a)Citrix Systems, Inc. ..................................................                    4,000                   84,750
        (a)McDATA Corporation ....................................................                      220                    4,153
        (a)New Era of Networks, Inc. .............................................                   17,000                  100,937
        (a)Oracle Corporation ....................................................                   12,000                  179,760
        (a)Parametric Technology Corporation .....................................                   15,000                  135,938
        (a)Synopsis, Inc. ........................................................                    2,000                   93,875
        (a)Xilinx, Inc. ..........................................................                    1,000                   35,125
                                                                                                                         -----------
                                                                                                                             996,788
                                                                                                                         -----------
      Electronics - 2.33%
        (a)Altera Corporation ....................................................                    2,000                   42,750
           Hewlett-Packard Company ...............................................                    4,000                  125,080
           Motorola, Inc. ........................................................                    7,000                   99,750
        (a)TriQuint Semiconductor, Inc. ..........................................                    1,000                   14,812
                                                                                                                         -----------
                                                                                                                             282,392
                                                                                                                         -----------
      Electronics - Semiconductor - 0.36%
        (a)Atmel Corporation .....................................................                    2,000                   19,625
        (a)LSI Logic Corporation .................................................                    1,500                   23,595
                                                                                                                         -----------
                                                                                                                              43,220
                                                                                                                         -----------
      Financial - Banks, Money Center - 4.54%
           Bank of America Corporation ...........................................                    4,000                  219,000
           Bank One Corporation ..................................................                    3,000                  108,510
           J.P. Morgan Chase & Co. ...............................................                    5,000                  224,500
                                                                                                                         -----------
                                                                                                                             552,010
                                                                                                                         -----------
      Financial - Securities Brokers - 0.96%
        (a)Knight Trading Group, Inc. ............................................                    8,000                  117,000
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Financial Services - 1.28%
        (a)Ameritrade Holding Corporation ........................................                    3,000              $    15,844
        (a)E*TRADE Group, Inc. ...................................................                   20,000                  139,600
                                                                                                                         -----------
                                                                                                                             155,444
                                                                                                                         -----------
      Restaurants & Food Services - 1.53%
           McDonald's Corporation ................................................                    7,000                  186,200
                                                                                                                         -----------

      Retail - Apparel - 1.12%
           The Gap, Inc. .........................................................                    3,000                   71,160
           Nordstrom, Inc. .......................................................                    4,000                   65,120
                                                                                                                         -----------
                                                                                                                             136,280
                                                                                                                         -----------
      Retail - Department Stores - 1.25%
           Wal-Mart Stores, Inc. .................................................                    3,000                  151,470
                                                                                                                         -----------

      Telecommunications - 2.18%
        (a)ANADIGICS, Inc. .......................................................                    4,000                   53,250
        (a)Avaya Inc. ............................................................                      541                    7,033
           Lucent Technologies Inc. ..............................................                    8,500                   83,394
           Verizon Communications Inc. ...........................................                    2,440                  120,292
                                                                                                                         -----------
                                                                                                                             263,969
                                                                                                                         -----------
      Telecommunications Equipment - 1.16%
           L.M. Ericsson AB ......................................................                    8,000                   44,750
           Nokia Oyj-ADR .........................................................                    4,000                   96,000
                                                                                                                         -----------
                                                                                                                             140,750
                                                                                                                         -----------
      Transportation - Air - 3.02%
        (a)FedEx Corp. ...........................................................                    2,000                   83,220
        (a)US Airways Group, Inc. ................................................                    8,000                  283,600
                                                                                                                         -----------
                                                                                                                             366,820
                                                                                                                         -----------
      Transportation - Miscellaneous - 0.71%
           Werner Enterprises, Inc. ..............................................                    5,000                   85,625
                                                                                                                         -----------

      Trucking & Leasing - 0.91%
        (a)J.B. Hunt Transport Services, Inc. ....................................                    7,100                  110,937
                                                                                                                         -----------

      Utilities - Telecommunications - 0.36%
           Sprint Corporation ....................................................                    2,000                   43,980
                                                                                                                         -----------

           Total Common Stocks (Cost $5,389,865) ..........................................................                4,638,185
                                                                                                                         -----------



                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Interest             Maturity                 Value
                                                        Principal               Rate                 Date                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 15.60%

      United States Treasury Bill ..................   $1,900,000              0.000%              04/19/01              $ 1,894,103
                                                                                                                         -----------
           (Cost $1,894,103)

CORPORATE OBLIGATIONS - 15.96%

      A T & T Corporation ..........................       50,000              7.500%              06/01/06                   52,250
      A T & T Corporation ..........................       50,000              8.125%              01/15/22                   50,875
      A T & T Corporation ..........................       50,000              8.125%              07/15/24                   50,125
      A T & T Corporation ..........................      100,000              8.625%              12/01/31                  104,000
      American Express Company .....................       50,000              8.625%              05/15/22                   52,828
      Anheuser-Busch Companies, Inc. ...............       25,000              9.000%              12/01/09                   30,082
      Archer Daniels Midland Corporation ...........      100,000              6.250%              05/15/03                  102,393
      Archer Daniels Midland Corporation ...........       25,000              8.875%              04/15/11                   29,909
      BellSouth Telecommunications .................       50,000              6.250%              05/15/03                   50,875
      BellSouth Telecommunications .................       50,000              7.000%              02/01/05                   52,125
      BellSouth Telecommunications .................       25,000              7.875%              08/01/32                   25,813
      BellSouth Telecommunications .................      125,000              6.750%              10/15/33                  116,563
      The Boeing Company ...........................      150,000              8.750%              09/15/31                  187,254
      The Coca-Cola Company ........................       70,000              8.500%              02/01/22                   82,054
      Du Pont (E.I.) De Nemours & Company ..........       50,000              8.125%              03/15/04                   53,643
      Du Pont (E.I.) De Nemours & Company ..........       50,000              7.950%              01/15/23                   50,478
      Duke Energy Corp .............................       20,000              6.375%              03/01/08                   95,000
      Duke Energy Corp .............................      100,000              6.750%              08/01/25                   20,150
      General Electric Capital Corporation .........      100,000              8.750%              05/21/07                  114,713
      International Business Machines ..............       50,000              8.375%              11/01/19                   57,000
      Morgan Stanley Group, Inc. ...................       75,000              7.500%              02/01/24                   73,349
      Pacific Bell .................................      100,000              6.250%              03/01/05                  101,595
      United Parcel Service of America .............       50,000              8.375%              04/01/20                   58,999
      US West Communications Group .................       50,000              6.875%              09/15/33                   42,002
      Wachovia Corporation .........................       75,000              6.375%              04/15/03                   76,474
      Wal-Mart Stores, Inc. ........................       25,000              6.500%              06/01/03                   25,803
      Wal-Mart Stores, Inc. ........................      150,000              8.875%              06/29/11                  153,818
      Wal-Mart Stores, Inc. ........................       25,000              8.500%              09/15/24                   27,354
                                                                                                                         -----------

           Total Corporate Obligations (Cost $1,799,229) ..................................................                1,937,524
                                                                                                                         -----------





                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                  Principal                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 9.88%

      Baystate Health - 0.00%, due 4/02/01 .........................................              $ 600,000              $   599,923
      Unilever Capital - 0.00%, due 4/06/01 ........................................                600,000                  599,618
                                                                                                                         -----------

           Total Commercial Paper (Cost $1,199,541) .......................................................                1,199,541
                                                                                                                         -----------

                                                                                                  ----------
INVESTMENT COMPANIES - 8.99%                                                                        Shares
                                                                                                  ----------

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares ................................                545,850                  545,850
      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares .................................                545,849                  545,849
                                                                                                                         -----------

           Total Investment Companies (Cost $1,091,699) ...................................................                1,091,699
                                                                                                                         -----------


Total Value of Investments (Cost $11,374,437 (b)) ..................................                  88.63 %            $10,761,052
Other Assets Less Liabilities ......................................................                  11.37 %              1,380,850
                                                                                                     ------              -----------
      Net Assets ...................................................................                 100.00 %            $12,141,902
                                                                                                     ======              ===========




      (a) Non-income producing investment.

      (b) Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.   Unrealized  appreciation/
          (depreciation) of investments for financial reporting and federal income tax purposes is as follows:



           Unrealized appreciation ........................................................................             $   985,567
           Unrealized depreciation ........................................................................              (1,598,952)
                                                                                                                        -----------

                      Net unrealized depreciation .........................................................             $  (613,385)
                                                                                                                        ===========






See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Investments, at value (cost $11,374,437) ........................................................                $ 10,761,052
      Cash ............................................................................................                   1,357,563
      Income receivable ...............................................................................                      44,833
      Receivable for fund shares sold .................................................................                       2,896
      Other assets ....................................................................................                          89
                                                                                                                       ------------

           Total assets ...............................................................................                  12,166,433
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      24,531
                                                                                                                       ------------

NET ASSETS
      (applicable to 1,038,541 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 12,141,902
                                                                                                                       ============

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR CLASS SHARE
      ($12,141,902 / 1,038,541 shares) ................................................................                $      11.69
                                                                                                                       ============

OFFERING PRICE PER INVESTOR CLASS SHARE
      (100 / 96.5 of $11.69) ..........................................................................                $      12.11
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 12,488,813
      Undistributed net realized gain on investments ..................................................                     266,474
      Net unrealized depreciation on investments ......................................................                    (613,385)
                                                                                                                       ------------
                                                                                                                       $ 12,141,902
                                                                                                                       ============











See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Interest .....................................................................................               $   159,716
           Dividends ....................................................................................                   120,007
                                                                                                                        -----------

               Total income .............................................................................                   279,723
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ............................................................                    86,522
           Fund administration fees (note 2) ............................................................                    25,236
           Distribution and service fees (note 3) .......................................................                    72,102
           Custody fees .................................................................................                     6,544
           Registration and filing administration fees (note 2) .........................................                     3,600
           Fund accounting fees (note 2) ................................................................                    25,441
           Audit fees ...................................................................................                    13,664
           Legal fees ...................................................................................                     9,750
           Securities pricing fees ......................................................................                     5,724
           Shareholder servicing expenses ...............................................................                     6,384
           Shareholder recordkeeping fees ...............................................................                    12,000
           Other accounting fees (note 2) ...............................................................                       351
           Registration and filing expenses .............................................................                     6,325
           Printing expenses ............................................................................                     3,965
           Trustee fees and meeting expenses ............................................................                     4,000
           Other operating expenses .....................................................................                     6,000
                                                                                                                        -----------

               Total expenses ...........................................................................                   287,608
                                                                                                                        -----------

                    Net investment loss .................................................................                    (7,885)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions ....................................................                 2,905,123
      Decrease in unrealized appreciation on investments ................................................                (7,753,602)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..............................................                (4,848,479)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .....................................               $(4,856,364)
                                                                                                                        ===========







See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                    March 31,            March 31,
                                                                                                      2001                 2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
         Net investment (loss) income ............................................                 $    (7,885)         $     7,418
         Net realized gain from investment transactions ..........................                   2,905,123              828,190
         (Decrease) increase in unrealized appreciation on investments ...........                  (7,753,602)           4,240,386
                                                                                                   -----------          -----------

              Net (decrease) increase in net assets resulting from operations ....                  (4,856,364)           5,075,994
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income ...................................................                           0               (7,418)
         Net realized gain from investment transactions ..........................                  (2,941,713)            (939,190)
                                                                                                   -----------          -----------

              Decrease in net assets resulting from distributions ................                  (2,941,713)            (946,608)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ....                   3,452,732            1,301,587
                                                                                                   -----------          -----------

                     Total (decrease) increase in net assets .....................                  (4,345,345)           5,430,973

NET ASSETS

     Beginning of year ...........................................................                  16,487,247           11,056,274
                                                                                                   -----------          -----------

     End of year .................................................................                 $12,141,902          $16,487,247
                                                                                                   ===========          ===========

(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                    Year ended                                Year ended
                                                                  March 31, 2001                            March 31, 2000

                                                           Shares                Value               Shares                Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................     139,269          $ 2,143,224               82,969          $ 1,479,836

Shares issued for reinvestment of distributions ........     225,075            2,935,575               49,947              944,653
                                                         -----------          -----------          -----------          -----------

                                                             364,344            5,078,799              132,916            2,424,489

Shares redeemed ........................................    (111,584)          (1,626,067)             (69,039)          (1,122,902)

                                                         -----------          -----------          -----------          -----------

     Net increase ......................................     252,760          $ 3,452,732               63,877          $ 1,301,587
                                                         ===========          ===========          ===========          ===========


See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................... $     20.98     $     15.32     $     14.51     $     12.50     $     11.92

      (Loss) income from investment operations
           Net investment (loss) income ..............       (0.01)           0.01            0.06            0.13            0.15
           Net realized and unrealized (loss) gain
               on investments ........................       (5.70)           6.99            2.02            3.93            0.70
                                                       -----------     -----------     -----------     -----------     -----------

               Total from investment operations ......       (5.71)           7.00            2.08            4.06            0.85
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income .....................        0.00           (0.01)          (0.06)          (0.13)          (0.15)
           Tax return of capital .....................        0.00            0.00            0.00            0.00           (0.01)
           Net realized gain from investment
               transactions ..........................       (3.58)          (1.33)          (1.21)          (1.92)          (0.11)
                                                       -----------     -----------     -----------     -----------     -----------
               Total distributions ...................       (3.58)          (1.34)          (1.27)          (2.05)          (0.27)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ......................... $     11.69     $     20.98     $     15.32     $     14.51     $     12.50
                                                       ===========     ===========     ===========     ===========     ===========

Total return .........................................      (28.82)%         46.68 %         14.67 %         32.89 %          7.08 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year ........................ $12,141,902     $16,487,247     $11,056,274     $ 9,888,068     $ 7,738,255
                                                       ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.99 %          1.95 %          2.15 %          2.12 %          2.38 %
           After expense reimbursements and waived fees       1.99 %          1.95 %          2.15 %          2.12 %          2.38 %

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees     (0.05)%          0.06 %          0.40 %          0.91 %          1.12 %
           After expense reimbursements and waived fees      (0.05)%          0.06 %          0.40 %          0.91 %          1.12 %

      Portfolio turnover rate ........................       55.35 %         34.93 %         70.65 %         33.50 %          7.31 %


See accompanying notes to financial statements


                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Capital Value Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund began operations on November 16, 1990.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Investor Class Shares of the Fund on June 15, 1995. An additional class of shares, the T Shares, was authorized on September 27, 1999. To date, only Investor Class Shares have been issued by the Fund. The T Shares will be sold without a sales charge and will bear distribution and service fees which may not exceed 0.75% of the T Shares' average net assets annually. The Investor Class Shares are subject to a maximum 3.50% sales charge and bear distribution and service fees which may not exceed 0.50% of the Investor Class Shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income and net realized gains may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% of average daily net assets over $250 million.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2001, the Distributor retained sales charges in the amount of $ 2,457.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 3 - DISTRIBUTION AND SERVICE FEES

              The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

              The Plan provides that the Fund may incur certain expenses, which may not exceed 0.50% per annum of the Investor Class Shares'
              average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets. The Fund incurred $72,102 of such expenses under the Plan for the year ended March 31, 2001.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $5,784,294 and $10,205,638, respectively, for the year ended March 31, 2001.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $3.58 per share in distributions for the year ended March 31, 2001, $3.25 represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of Capital Value Fund:


We have audited the accompanying statement of assets and liabilities of Capital Value Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001


________
Deloitte
Touche
Tohmatsu
________

                       STATEMENT OF ADDITIONAL INFORMATION


                       EARNEST PARTNERS FIXED INCOME TRUST


                                  July 30, 2001

                                 A Series of the
                         NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863




                                Table of Contents
                                -----------------


OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  4
PORTFOLIO TRANSACTIONS.......................................................  6
NET ASSET VALUE..............................................................  7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  8
DESCRIPTION OF THE TRUST.....................................................  8
ADDITIONAL INFORMATION CONCERNING TAXES......................................  9
MANAGEMENT AND OTHER SERVICE PROVIDERS......................................  10
SPECIAL SHAREHOLDER SERVICES................................................  15
ADDITIONAL INFORMATION ON PERFORMANCE.......................................  16
FINANCIAL STATEMENTS........................................................  18
APPENDIX A - DESCRIPTION OF RATINGS.........................................  19




This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for the EARNEST Partners Fixed Income Trust ("Fund") relating to the Fund's Institutional Class Shares, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations on November 15, 1991 as a separate diversified investment portfolio of the Nottingham Investment Trust II ("Trust"). The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, EARNEST Partners Limited, L.L.C. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Description of Money Market Instruments. The Fund may invest in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

Corporate Bonds. The Fund's investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors. All corporate securities will be of investment grade quality as determined by Moody's investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if no rating exists, of equivalent quality in the determination of the Advisor. In addition, the Fund intends to maintain at least 90% of its assets in bonds rated A or better (or if not rated, of equivalent quality as determined by the Advisor). This limitation is described in greater detail in "Investment Limitations - Investment Grade Securities." The Advisor will continuously monitor the ratings of securities held by the Fund and the creditworthiness of their issuers. For a more complete description of the various bond ratings for Moody's, S&P, Fitch and D&P, see Appendix A to the SAI.

Mortgage Pass-Through Certificates. Obligations of GNMA, FNMA and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations. The Fund intends to invest in collateralized mortgage obligations ("CMO's"), which are generally backed by mortgage pass-through securities or whole mortgage loans. CMO's are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO's collateral depending on the maturity and structure of that class. CMO's pay interest and principal (including prepayments) monthly, quarterly or semi-annually. The prices and yields of CMO's are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMO's very volatile when interest rates change. That volatility will affect the Fund's share prices. Most CMO's are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in classes of CMO's only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMO's mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Fund. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of the Fund's shares to fluctuate more and to fall.

The Advisor expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMO's, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future. The Fund will purchase only in asset-backed securities rated A or better by Moody's, S&P, Fitch, or D&P, or if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1-, 3- or 6-month LIBOR, 3-, 6- or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price. That volatility will affect the Fund's share prices.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration, or development programs or leases, except that the Fund may invest in the readily marketable securities of companies, which own or deal in such things, and the Fund may invest in certain mortgage-backed securities as described in this SAI;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets);

(11) Purchase real estate or interests in real estate, except that securities in which the Fund invests may themselves have investment in real estate or interests in real estate; and the Fund may invest in securities composed of mortgages against real estate as described in this SAI;

(12) Invest in securities other than securities that are readily marketable either through trading on a national securities exchange, or securities for which an active market is made in the over-the-counter trading markets;

(13) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees (each a "Trustee" or collectively, "Trustees"), the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2001, 2000, and 1999, all portfolio transactions of the Fund were handled as principal transactions. Accordingly, there were no brokerage commissions paid during those years.


                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approves such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2001, 2000, and 1999, the net expenses of the Fund after fee waivers and expense reimbursements were $66,949 (0.90% of the average daily net assets of the Institutional Class Shares), $81,615 (0.90% of the average daily net assets of the Institutional Class Shares), and $118,804 (0.90% of the average daily net assets of the Institutional Class Shares), respectively. Investor Class Shares of the Fund were not authorized for issuance during such fiscal years.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for the Investor Class Shares. Capital Investment Group, Inc. ("Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. However, the Investor Class Shares are not currently available for investment.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven active series, as follows: the EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, L.L.C. of Atlanta, Georgia; the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and the WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees and executive officers of the Trust, their ages and addresses, and their principal occupations for the last five years are as follows:

                                    TRUSTEES

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 69                             Trustee and Chairman             Retired; Independent Trustee - New
1105 Panola Street                                                               Providence Investment Trust, Gardner Lewis
Tarboro, North Carolina  27886                                                   Investment Trust, Hillman Capital
                                                                                 Management Investment Trust,
                                                                                 Rocky Mount, North Carolina
                                                                                 Previously, President, Brinson Investment
                                                                                 Co. (personal investments), President,
                                                                                 Brinson Chevrolet, Inc. (auto dealership),
                                                                                 Tarboro, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 41                       Trustee                          President, Standard Insurance and Realty,
Post Office Box 1375                                                             Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              Trustee*                         President, Brown Capital Management, Inc.
1201 N. Calvert Street                                                           (investment advisor), Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           Trustee*                         President, Capital Investment Group
Post Office Box 32249                                                            (Distributor for the Fund), Raleigh, North
Raleigh, North Carolina  27622                                                   Carolina; Vice President, Capital
                                                                                 Investment Counsel (investment advisor),
                                                                                 Raleigh, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

*Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act.




                                    OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
Name, Age and Address                           Position                         Principal Occupation(s)
                                                                                 During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 57                            President, EARNEST Partners      Partner and Manager, EARNEST Partners
119 S. President Street                         Fixed Income Trust               Limited, LLC (Advisor to the Fund), since
2nd Floor                                                                        1999; previously, President, Investek
Jackson, Mississippi  39201                                                      Capital Management, Inc. (former advisor to
                                                                                 the Fund), Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 40                           President, The WST Growth Fund   President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                                                 Asset Management, Inc. (investment
Norfolk, Virginia  25510                                                         advisor), Norfolk, Virginia
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              President, The Brown Capital     President, Brown Capital Management, Inc.,
1201 N. Calvert Street                          Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 59                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 40                                Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999; Vice
Suite 2300                                                                       President, Investek Capital Investment,
Atlanta, GA  30309                                                               Inc., Jackson, Mississippi, 1996 to 1999;
                                                                                 previously, Portfolio Manager, Southern
                                                                                 Farm Bureau Life Insurance Company,
                                                                                 Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 48                              Vice President, EARNEST          Partner, EARNEST Partners Limited, LLC,
119 S. President Street                         Partners Fixed Income Trust      since 1999; previously, Vice President,
2nd Floor                                                                        Investek Capital Management, Inc., Jackson,
Jackson, MS 39201                                                                Mississippi


----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 57                            Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999;
Suite 2300                                                                       previously, Vice President, Investek
Atlanta, GA  30309                                                               Capital Management, Inc., Jackson,
                                                                                 Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 41                                Vice President, The Brown        Vice President, Brown Capital Management,
1201 N. Calvert Street                          Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 30                        Secretary                        President, The Nottingham Management
116 South Franklin Street                                                        Company (Administrator to the Fund),
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 32                           Treasurer and Assistant          Legal and Compliance Director, The
116 South Franklin Street                       Secretary                        Nottingham Management Company, Rocky Mount,
Rocky Mount, North Carolina  27802                                               North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------


Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year, plus $250 per series of the Trust per meeting attended in person or $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*

                                                           Pension
                                                          Retirement                                    Total
                                   Aggregate               Benefits             Estimated           Compensation
                                  Compensation            Accrued As         Annual Benefits       from the Trust
Name of Person,                   from each of           Part of Fund             Upon                 Paid to
Position                           the Funds               Expenses             Retirement            Trustees**
______________                    ___________            ____________        _______________       ______________

Eddie C. Brown                       None                   None                  None                   None
Trustee
Richard K. Bryant                    None                   None                  None                   None
Trustee
Jack E. Brinson                     $1,286                  None                  None                  $9,250
Trustee
Thomas W. Steed***                   $786                   None                  None                  $5,750
Trustee
J. Buckley Strandberg               $1,286                  None                  None                  $9,250
Trustee

*    Figures  are for the  fiscal  year  ended  March 31,  2001.
** Each of the Trustees serves as a Trustee to the seven funds of the Trust, including the Fund.
***  Resigned as Trustee effective December 1, 2000.


Principal Holders of Voting Securities. As of July 10, 2001, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 18.799% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 10, 2001.

Name and Address of                     Amount and Nature of          Percent
Beneficial Owner                        Beneficial Ownership          of Fund
----------------                        --------------------          -------

Michael & Laurie McRee                    108,277.410 Shares          18.799%
Post Office Box 1006
Jackson, MS  39215

Wells Fargo Bank                           75,263.142 Shares          13.067%
fbo MBHS Foundation
Post Office Box 1533
Minneapolis, MN  55480-1533

Nancy S. Speed                             62,802.662 Shares          10.904%
1220 Luse Road
Benton, MS  39039

Field Co-operative Association, Inc.       33,966.829 Shares           5.897%
Attn. Betty May
Post Office Box 5054
Jackson, MN  39296-5054

Investment Advisor. Investek Capital Management, Inc. ("Former Advisor"), 317 East Capitol Street, Suite 101, Jackson Mississippi 39201, served as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust from commencement of operations (November 15, 1991) to December 31, 1999. On December 31, 1999, EARNEST Partners Limited, LLC, 119 S. President Street, 2nd Floor, Jackson, Mississippi 39201, became the investment advisor pursuant to an Interim Investment Advisory Agreement approved by the Trustees of the Trust at a meeting held on December 20, 1999. On May 25, 2000, shareholders approved a new Investment Advisory Agreement ("Advisory Agreement") for the Fund that is substantially the same as the previous investment advisory agreement between the Trust and the Former Advisor. Detailed information about the agreements and the Advisor and its duties and compensation as Advisor is contained in the Prospectus.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management team for the Fund is listed in the prospectus along with descriptions of their work experience. The Trust, the Advisor, and the Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which also may be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. For the fiscal year ended March 31, 2001, the Advisor voluntarily waived all of their fees in the amount of $33,455. For the fiscal year ended March 31, 2000, the Former Advisor and the Advisor voluntarily waived all of their fees in the amount of $40,766. For the fiscal year ended March 31, 1999, the Fund paid the Former Advisor $20,377 of its advisory fee, while the Former Advisor voluntarily waived the remaining portion of its fee in the amount of $39,038.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company ("Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.125% of the average daily net assets of the Fund with a minimum general administration fee of $2,000 per month. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 for fund accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class of Shares of the Fund, plus an asset-based fund accounting fee at the annual rate of 0.01% of the average daily net assets of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Fund for the fiscal years ended March 31, 2001, 2000, and 1999, the Administrator received general administration fees of $9,293, $11,324, and $18,159, respectively. For the fiscal years ended March 31, 2001, 2000, and 1999, the Administrator received fund accounting fees of $25,227, $24,000, and $22,500, respectively.

The Administrator performs the following services for the Fund: (1) coordinates with the Custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

Transfer  Agent.  The Trust has also  entered  into a  Dividend  Disbursing  and
Transfer Agent Agreement with North Carolina Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month plus and additional $500 per month, per additional Class of Shares. Prior to September 15, 1998, the Transfer Agent was compensated by the Administrator for its services to the Fund. For the period from September 15, 1998 to March 31, 1999, the Transfer Agent received $4,551 for its services from the Fund. For the fiscal year ended March 31, 2000, the Transfer Agent received $9,000 for its services from the Fund. For the fiscal year ended March 31, 2001, the Transfer Agent received $12,000 for its services from the Fund.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Trustees. The Distributor is an affiliated person of the Trust and another investment adviser to one of the Trust's other series.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and is a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. Trustmark National Bank ("Custodian"), 248 E. Capitol Street, Post Office Box 291, Jackson, Mississippi 39205-0291, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serve as independent auditors for the Fund, audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund; and Wilmer, Cutler & Pickering, Washington, District of Columbia, serves as legal counsel to the Independent Trustees.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                       EARNEST Partners Fixed Income Trust
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Funds - Purchase and Redemption Price" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return and yield of the each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

           P(1+T)^n = ERV

 Where:    T =   average annual total return.
           ERV = ending redeemable value at the end of the period covered by the
                 computation  of  a  hypothetical   $1,000  payment  made  at
                 the beginning of the period.
           P =   hypothetical initial payment of $1,000.
           n =   period covered by the computation, expressed in terms of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2001, five years ended March 31, 2001, and since inception (November 15, 1991) to March 31, 2001 are 11.46%, 6.77%, and 6.82%, respectively. The cumulative total return quotation for the Institutional Class Shares since inception through March 31, 2001 is 85.69%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Investor Class Shares of the Fund were not offered during such periods.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield =2[(A - B + 1)^6-1]
                                      -----
                                       CD

       Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period. The thirty-day yield for the period ended March 31, 2001 for the Institutional Class Shares of the Fund was 5.9924%. The Investor Class Shares of the Fund were not offered during such period.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Aggregate Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account that pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2001,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund intends to limit its investments to investment grade fixed income securities ("Investment-Grade Debt Securities"). At least 90% of the Fund's assets will be invested in Investment-Grade Debt Securities rated A or better as described below (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium -grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II





                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2001




                               INVESTMENT ADVISOR
                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                                Atlanta, GA 30309


                       EARNEST PARTNERS FIXED INCOME TRUST
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the EARNEST Partners Fixed Income Trust (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                   (This page was intentionally left blank.)

[Letterhead]

--------------------
  EARNEST PARTNERS
--------------------
________________________________________________________________________________
                           75 Fourteenth Street ~ Suite 2300 ~ Atlanta, GA 30309
                                             (404) 815-8772 ~ Fax (404) 815-8949
                                               E-Mail invest@earnestpartners.com




Dear Shareholders of the EARNEST Partners Fixed Income Trust:

         Enclosed for your review is the annual report for the EARNEST Partners Fixed Income Trust (the "Fund") for the fiscal year ended 31 March 2001. The bond market performed well over the last 12 months, especially in view of the dismal year equities had, with the Lehman Aggregate index up 12.53%. By the end of the year, all sectors performed well, but there was much volatility along the way. A year ago, the Federal Reserve's target for the short-term Fed Funds rate was 6%. The rate was increased in May to 6.5%, where it stayed until January 2001, when it started a series of declines ending at 5% on 3/31/2001. For the year, interest rates fell across the board, declining more on the short end as the yield curve returned to a normal and somewhat steep shape. As concern increased that the economy might dip into a recession, spreads widened on bonds bearing credit risk, but the first quarter of this year saw spreads come back in.

         For the trailing year ended 31 March 2001, the Fund's cumulative total return was 11.46%, placing it 130th out of 287 funds in the Lipper Intermediate Investment Grade Debt Funds classification ("Lipper Classification").1 For the trailing three years ended 31 March 2001, the Fund's average annual total return was 6.22%, ranking the Fund 68th out of 218 funds in the Lipper Classification. Finally, for the trailing five years ended 31 March 2001, the Fund's average annual total return was 6.77%, placing the Fund 54th out of 150 funds in the Lipper Classification. We continue our focus on the higher-quality end of the credit spectrum, where we still find value. In an environment like the one now, with name-brand corporations dropping from investment grade to junk, corporations like J.C. Penney and Xerox, we believe owning quality is even more important. Though California's Pacific Gas & Electric problems are well known now, it should be remembered that the company was rated investment grade on 12/31/2000. As you know, we are not in these situations.

         We  will   continue   to   invest   your   fund  in  our   time-tested,
capital-preserving style. Thank you for your continued faith in our management.

Very truly yours,

/s/ Douglas Folk

EARNEST Partners Limited, LLC
Douglas Folk, CFA
Partner

--------
1 Information based on performance data as of 31 March 2001 from Lipper, Inc.(C)Reuters SA.

                       EARNEST Partners Fixed Income Trust

                     Performance Update - $50,000 Investment

                      For the period from November 15, 1991
                 (Commencement of Operations) to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
              EARNEST Partners          Lehman Brothers    Lipper Intermediate
                Fixed Income            Aggregate Bond      Investment Grade
                   Trust                    Index           Debt Fund Index
--------------------------------------------------------------------------------
11/15/91          $50,000                  $50,000              $50,000
 3/31/92           50,612                   51,059               51,108
 9/30/92           53,918                   55,401               55,567
 3/31/93           56,875                   57,844               57,912
 9/30/93           60,027                   60,928               60,941
 3/31/94           57,694                   59,216               59,307
 9/30/94           57,278                   58,963               58,974
 3/31/95           60,423                   62,171               61,709
 9/30/95           64,915                   67,254               66,360
 3/31/96           66,888                   68,877               67,915
 9/30/96           68,955                   70,549               69,371
 3/31/97           70,484                   72,259               70,914
 9/30/97           74,761                   77,402               75,618
 3/31/98           77,470                   80,920               78,518
 9/30/98           83,663                   86,312               83,310
 3/31/99           82,095                   86,173               83,068
 9/30/99           81,534                   85,996               82,747
 3/31/00           83,298                   87,786               84,217
 9/30/00           86,573                   92,007               87,811
 3/31/01           92,844                   98,792               94,191


This graph depicts the performance of the EARNEST Partners Fixed Income Trust versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the EARNEST Partners Fixed Income Trust is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

            ------------------ ---------------- ---------------------
                                                    Since 11/15/91
                 One Year         Five Years       (Commencement of
                                                     Operations)
            ------------------ ---------------- ---------------------
                  11.46 %           6.77 %              6.82 %
            ------------------ ---------------- ---------------------


>>   The graph  assumes an initial  $50,000  investment  at  November  15,  1991
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At March 31, 2001, the value of the EARNEST Partners Fixed Income Trust would have increased to $92,844 - a cumulative total investment return of 85.69% since November 15, 1991.

>> At March 31, 2001, the value of a similar investment in the Lehman Brothers Aggregate Bond Index would have increased to $98,792 - a cumulative total investment return of 97.58%; and a similar investment in the Lipper Intermediate Investment Grade Debt Fund Index would have increased to $94,191 - a cumulative total investment return of 88.38% since November 15, 1991.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                 EARNEST Partners Fixed Income Trust

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Interest       Maturity          Value
                                                                           Principal         Rate           Date           (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 46.45%

      A.I.D. - Equador .................................................   $ 70,732         7.050%        05/01/15        $   76,209
      A.I.D. - Ivory Coast .............................................    209,097         8.100%        12/01/06           210,569
      A.I.D. - Peru ....................................................    130,511         8.350%        01/01/07           131,513
      Attransco Title XI ...............................................    399,041         6.120%        04/01/08           405,253
      B.A.L.T. Conway Partnership Title XI .............................     91,494        10.750%        11/15/03            92,402
      Federal Agricultural Mortgage Corporation
           Series AM-1003 ..............................................    623,279         6.820%        04/25/13           646,548
      Federal National Mortgage Association
           Pool #73401 .................................................    473,157         6.440%        03/01/06           481,123
      Lawrence Steamship Company Title XI ..............................    173,093         7.270%        09/01/03           178,642
      Small Business Administration 98-B ...............................    865,885         6.150%        02/01/18           857,577
                                                                                                                          ----------

           Total U.S. Government and Agency Obligations (Cost $3,043,267) ........................................         3,079,836
                                                                                                                          ----------

U.S. GOVERNMENT INSURED OBLIGATIONS - 14.10%

      Federal Housing Authority Project Loan
           Downtowner Apartments .......................................    140,287         8.375%        11/01/11           145,672
           GMAC 32 .....................................................     57,956         7.430%        12/01/21            57,376
           Reilly #046 .................................................    354,795         6.970%        06/01/14           355,278
           USGI #87 ....................................................    376,111         7.430%        08/01/23           376,523
                                                                                                                          ----------

           Total U.S. Government Insured Obligations (Cost $935,811) .............................................           934,849
                                                                                                                          ----------

CORPORATE OBLIGATIONS - 35.41%

      Burlington North Santa Fe ........................................    676,000         2.625%        01/01/10           506,155
      California Infrastructure SDG&E Series 1997-1 ....................    500,000         6.370%        12/26/09           509,688
      Continental Airlines Inc. ........................................    429,625         7.750%        07/02/14           456,140
      Tennessee Valley Authority .......................................    400,000         5.375%        11/13/08           395,334
      Union Pacific Corporation ........................................    461,861         7.280%        04/30/15           480,469
                                                                                                                          ----------

           Total Corporate Obligations (Cost $2,315,513) .........................................................         2,347,786
                                                                                                                          ----------

PRIVATE MORTGAGE BACKED SECURITY - 0.25%

      National Housing Partnership .....................................     16,551         9.500%        05/01/03            16,608
           (Cost $16,551)                                                                                                 ----------



                                                                                                                         (Continued)

                                                 EARNEST Partners Fixed Income Trust

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                           Shares          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 2.50%

      AIM Short Term Prime Fund A ................................................                         165,908        $  165,908
           (Cost $165,908)                                                                                                ----------



Total Value of Investments (Cost $6,477,050 (a)) .................................                           98.71 %      $6,544,987
Other Assets less Liabilities ....................................................                            1.29 %          85,612
                                                                                                            ------        ----------
      Net Assets .................................................................                          100.00 %      $6,630,599
                                                                                                            ======        ==========




      (a)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ...............................................................................       $   89,673
           Unrealized depreciation ...............................................................................          (21,736)
                                                                                                                         ----------

               Net unrealized appreciation .......................................................................       $   67,937
                                                                                                                         ==========



















See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Investments, at value (cost $6,477,050) .........................................................                 $ 6,544,987
      Cash ............................................................................................                       4,628
      Income receivable ...............................................................................                      82,060
      Other assets ....................................................................................                         103
      Due from advisor (note 2) .......................................................................                       6,019
                                                                                                                        -----------

           Total assets ...............................................................................                   6,637,797
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ................................................................................                       7,198
                                                                                                                        -----------

NET ASSETS
      (applicable to 642,419 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                 $ 6,630,599
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($6,630,599 / 642,419 shares) ...................................................................                 $     10.32
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $ 6,972,454
      Undistributed net investment income .............................................................                           5
      Accumulated net realized loss on investments ....................................................                    (409,797)
      Net unrealized appreciation on investments ......................................................                      67,937
                                                                                                                        -----------
                                                                                                                        $ 6,630,599
                                                                                                                        ===========


















See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT INCOME

      Income
           Interest ......................................................................................                $ 502,316
           Dividends .....................................................................................                   14,373
                                                                                                                          ---------

               Total Income ..............................................................................                  516,689
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                   33,455
           Fund administration fees (note 2) .............................................................                    9,293
           Custody fees ..................................................................................                    2,816
           Registration and filing administration fees (note 2) ..........................................                    2,719
           Fund accounting fees (note 2) .................................................................                   25,227
           Audit fees ....................................................................................                   14,000
           Legal fees ....................................................................................                   12,055
           Securities pricing fees .......................................................................                    2,367
           Shareholder recordkeeping fees ................................................................                   12,000
           Other accounting fees (note 2) ................................................................                   14,706
           Shareholder servicing expenses ................................................................                    3,995
           Registration and filing expenses ..............................................................                    3,418
           Printing expenses .............................................................................                    2,335
           Trustee fees and meeting expenses .............................................................                    4,000
           Other operating expenses ......................................................................                    5,300
                                                                                                                          ---------

               Total expenses ............................................................................                  147,686
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ......................................................                  (47,282)
                    Investment advisory fees waived (note 2) .............................................                  (33,455)
                                                                                                                          ---------

               Net expenses ..............................................................................                   66,949
                                                                                                                          ---------

                    Net investment income ................................................................                  449,740
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                  (86,752)
      Decrease in unrealized depreciation on investments .................................................                  422,539
                                                                                                                          ---------

           Net realized and unrealized gain on investments ...............................................                  335,787
                                                                                                                          ---------

               Net increase in net assets resulting from operations ......................................                $ 785,527
                                                                                                                          =========



See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                    March 31,            March 31,
                                                                                                      2001                 2000
------------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS

     Operations
         Net investment income ...................................................                 $   449,740          $   537,520
         Net realized (loss) gain from investment transactions ...................                     (86,752)              14,373
         Decrease (increase) in unrealized depreciation on investments ...........                     422,539             (438,418)
                                                                                                   -----------          -----------

              Net increase in net assets resulting from operations ...............                     785,527              113,475
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income ...................................................                    (450,310)            (537,002)
                                                                                                   -----------          -----------

     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) ....                  (1,897,866)          (2,849,995)
                                                                                                   -----------          -----------

                     Total decrease in net assets ................................                  (1,562,649)          (3,273,522)

NET ASSETS

     Beginning of year ...........................................................                   8,193,248           11,466,770
                                                                                                   -----------          -----------

     End of year     (including undistributed net investment income
                      of $5 in 2001 and $575 in 2000) ............................                 $ 6,630,599          $ 8,193,248
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:
                                                        ----------------------------------------------------------------------------
                                                                    Year ended                                Year ended
                                                                  March 31, 2001                            March 31, 2000

                                                           Shares                Value               Shares                Value
                                                        ----------------------------------------------------------------------------

Shares sold ............................................      25,120          $   249,158              133,527          $ 1,336,147

Shares issued for reinvestment of distributions ........      32,815              328,683               32,346              321,053
                                                         -----------          -----------          -----------          -----------

                                                              57,935              577,841              165,873            1,657,200

Shares redeemed ........................................    (248,030)          (2,475,707)            (447,049)          (4,507,195)
                                                         -----------          -----------          -----------          -----------

     Net decrease ......................................   (190,095)          $(1,897,866)            (281,176)         $(2,849,995)
                                                         ===========          ===========          ===========          ===========



See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended      Year ended      Year ended      Year ended      Year ended
                                                         March 31,       March 31,       March 31,       March 31,       March 31,
                                                           2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..................   $      9.84     $     10.30     $     10.31     $      9.98     $     10.11

      Income from investment operations
           Net investment income ....................          0.61            0.60            0.62            0.64            0.65
           Net realized and unrealized gain (loss)
               on investments .......................          0.48           (0.46)          (0.01)           0.33           (0.13)
                                                        -----------     -----------     -----------     -----------     -----------

               Total from investment operations .....          1.09            0.14            0.61            0.97            0.52
                                                        -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income ....................         (0.61)          (0.60)          (0.62)          (0.64)          (0.65)
                                                        -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ........................   $     10.32     $      9.84     $     10.30     $     10.31     $      9.98
                                                        ===========     ===========     ===========     ===========     ===========

Total return ........................................         11.46%           1.47%           5.97%           9.91%           5.38%
                                                        ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year .......................   $ 6,630,599     $ 8,193,248     $11,466,770     $13,899,229     $11,227,141
                                                        ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees       1.99%           1.57%           1.22%           1.10%           1.20%
           After expense reimbursements and waived fees        0.90%           0.90%           0.90%           0.90%           0.90%

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees       4.96%           5.26%           5.53%           6.01%           6.07%
           After expense reimbursements and waived fees        6.05%           5.93%           5.85%           6.21%           6.37%

      Portfolio turnover rate .......................          7.68%          15.41%          50.90%          38.46%          32.94%



See accompanying notes to financial statements


                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The EARNEST Partners Fixed Income Trust (the "Fund"), an open-end investment company formerly known as Investek Fixed Income Trust prior to June 9, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment-grade fixed-income securities. The Fund began operations on November 15, 1991.

         Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Shares of the Fund on August 1, 1996, and an additional class of shares, the Investor Shares, was authorized. To date, only Institutional Shares have been issued by the Fund. The Investor Shares will be sold with a sales charge and will bear potential distribution expenses and service fees. The Institutional Shares are sold without a sales charge and bears no shareholder servicing or distribution fees. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

                  The financial statements include securities valued at $2,514,412 (37.92% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U. S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $408,384, $246,553 of which expires in the year 2003, $70,384 of which expires in the year 2004, and $91,447 of which expires in the year 2009. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

         D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, EARNEST Partners Limited, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.45% of the Fund's average daily net assets.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $33,455 ($0.04 per share) and reimbursed expenses totaling $47,282 for the year ended March 31, 2001.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's average daily net assets. The Administrator also received a monthly fee of $2,000 for accounting and recordkeeping services through November 2000. Beginning December 1, 2000, this fee was increased to $2,250 per month with an additional charge of 0.01% of annual average net assets paid monthly. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $549,797 and $2,381,347, respectively, for the year ended March 31, 2001.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham  Investment  Trust II and Shareholders of
   EARNEST Partners Fixed Income Trust:


We have audited the accompanying statement of assets and liabilities of EARNEST Partners Fixed Income Trust (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

                   (This page was intentionally left blank.)

________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 WST GROWTH FUND

                                  July 30, 2001


                                 A Series of the
                         NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863





                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................5
PORTFOLIO TRANSACTONS..........................................................6
NET ASSET VALUE................................................................8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST......................................................10
ADDITIONAL INFORMATION CONCERNING TAXES.......................................11
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................12
SPECIAL SHAREHOLDER SERVICES..................................................18
ADDITIONAL INFORMATION ON PERFORMANCE.........................................21
FINANCIAL STATEMENTS..........................................................21
APPENDIX A....................................................................23









This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses, dated the same date as this SAI, for the WST Growth Fund ("Fund") relating to the Fund's Institutional Class Shares, Investor Class Shares, and Class C Shares, as each Prospectus may be amended or supplemented from time to time; and each is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and investment strategies as set forth in the Prospectuses for each class of shares of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations in 1997 as a separate diversified investment portfolio of the Nottingham Investment Trust II ("Trust"). The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will purchase Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. As a result, disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid Securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options Trading. The Fund may also purchase or sell certain put and call options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The obligation of the Fund to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options. The Fund may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Fund may purchase put and call stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objectives. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Lower Rated Debt Securities. The Fund may invest in debt securities which are rated Caa or higher by Moody's or CCC or higher by S&P or Fitch or equivalent unrated securities. However, the Fund may not invest more than 15% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P or Fitch or securities not rated by Moody's, S&P or Fitch which the Advisor deems to be of equivalent quality. Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing, and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by S&P or Fitch or Baa or better by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisor will attempt to reduce these risks through diversification of the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, appropriate securities in an amount sufficient to meet the purchase price. Purchasing securities on a forward commitment or when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3. Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5.       Purchase or sell  commodities  or  commodities  contracts;  real estate
         (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; and

9.       Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers of the Trust or Trustees and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (except that the Fund may engage in options transactions to the extent described in the Prospectus or this SAI);

5. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; and

6. Purchase foreign securities other than those traded on domestic U.S. exchanges and other foreign debt securities as described in the Prospectus.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives. Do to market conditions the Fund's portfolio turnover rate was much higher this past year than the previous year.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor, if it believes it can obtain the best execution of transactions from such broker; however, at this time the Advisor has not utilized the affiliated brokerage firm's services. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the Investment Company Act of 1940, as amended
("1940 Act") acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2001, 2000, and 1999, the Fund paid brokerage commissions of $34,798, $36,398, and $24,500, respectively.


                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each class of shares of the Fund will not be calculated.

The net asset value per share of each class of shares of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2001, 2000, and 1999, the total expenses of the Fund were $345,583, $300,342 (after fee waivers of $13,785), and $174,045
(after fee waivers of $31,699), respectively.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus any applicable sales charge for that Class of shares.

Plan Under Rule 12b-1. The Trust has adopted Plans of Distribution (each a "Plan" and collectively, "Plans") for the Investor Class Shares and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Distribution Plan" in the respective prospectuses). Under the Plans, the Fund will pay 0.50% of the Investor Class Shares' average net assets annually and 0.75% of the Class C Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Class Shares and Class C Shares, respectively, of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Potential benefits of the Plans to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares and Class C Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares and Class C Shares.

Each Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares or the Class C Shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Plan and concerning their annual consideration of each Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares and Class C Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares and Class C Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares and Class C Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares and Class C Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares and Class C Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plans.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

Each Plan and the Amended and Restated Distribution Agreement with the Distributor have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plans or any related agreements ("Rule 12b-1 Trustees"), by vote cast in person or at a meeting duly called for the purpose of voting on each of the Plans and the Amended and Restated Distribution Agreement. Continuation of each Plan and the Amended and Restated Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Trustees have made such a determination for the current year of operations under the Plans. Each Plan and the Amended and Restated Distribution Agreement may be terminated at any time without penalty by a majority of the Rule 12b-1 Trustees or by a majority vote of the shareholders of a particular class of the Fund. Any material amendment, including an increase in the maximum percentage payable under a Plan, must likewise be approved by a majority vote of the outstanding voting shares of the affected class, as well as by a majority vote of the Rule 12b-1 Trustees. Also, any other material amendment to a Plan must be approved by a majority vote of the Trustees including a majority of the Rule 12b-1 Trustees. In addition, in order for each of the Plans to remain effective, the selection and nomination of the Rule 12b-1 Trustees must be effected by the Trustees who themselves are Rule 12b-1 Trustees. Persons authorized to make payments under each of the Plans must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund expended $14,791, $18,962 and $7,113 under the Plan for the Investor Class Shares. For the fiscal year ended March 31, 2001 and the period since the Class C Shares commenced operations (May 20, 1999) through the March 31, 2000, the Fund expended $14,791 and $1,325, respectively, under the Plan for the Class C Shares. Such costs were spent primarily on compensation to broker-dealers for the sale of Investor Class Shares and Class C Shares, respectively.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for reasons other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust, which is an open-end management investment company, is an unincorporated business trust organized under Massachusetts's law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of the following seven series: WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and the Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multi-Class Plan which contains the general characteristics of, and conditions under which the Trust may offer, multiple Classes of Shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A matter affects a series or class unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or Officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own federal, state, local, and foreign tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees and executive officers of the Trust, their ages and addresses, and their principal occupations for the last five years are as follows:


                                                 TRUSTEES

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 69                             Trustee and Chairman             Retired; Independent Trustee - New
1105 Panola Street                                                               Providence Investment Trust, Gardner Lewis
Tarboro, North Carolina  27886                                                   Investment Trust, Hillman Capital
                                                                                 Management Investment Trust,
                                                                                 Rocky Mount, North Carolina
                                                                                 Previously, President, Brinson Investment
                                                                                 Co. (personal investments), President,
                                                                                 Brinson Chevrolet, Inc. (auto dealership),
                                                                                 Tarboro, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 41                       Trustee                          President, Standard Insurance and Realty,
Post Office Box 1375                                                             Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              Trustee*                         President, Brown Capital Management, Inc.
1201 N. Calvert Street                                                           (investment advisor), Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           Trustee*                         President, Capital Investment Group
Post Office Box 32249                                                            (Distributor for the Fund), Raleigh, North
Raleigh, North Carolina  27622                                                   Carolina; Vice President
                                                                                 Capital Investment Counsel (investment
                                                                                 advisor), Raleigh, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------

* Indicates  that Trustee is an "interested  person" of the Trust for purposes of the 1940 Act.


                                                     OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 57                            President, EARNEST Partners      Partner and Manager, EARNEST Partners
119 S. President Street                         Fixed Income Trust               Limited, LLC (investment advisor), since
2nd Floor                                                                        1999; previously, President, Investek
Jackson, Mississippi  39201                                                      Capital Management, Inc. (investment
                                                                                 advisor), Jackson, Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 40                           President, The WST Growth Fund   President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                                                 Asset Management, LLC (Advisor for the
Norfolk, Virginia  25510                                                         Fund), Norfolk, Virginia

----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              President, The Brown Capital     President, Brown Capital Management, Inc.,
1201 N. Calvert Street                          Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 59                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 40                                Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999; Vice
Suite 2300                                                                       President, Investek Capital Investment,
Atlanta, GA  30309                                                               Inc., Jackson, Mississippi, 1996 to 1999;
                                                                                 previously, Portfolio Manager, Southern
                                                                                 Farm Bureau Life Insurance Company,
                                                                                 Jackson, Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 48                              Vice President, EARNEST          Partner, EARNEST Partners Limited, LLC,
119 S. President Street                         Partners Fixed Income Trust      since 1999; previously, Vice President,
2nd Floor                                                                        Investek Capital Management, Inc., Jackson,
Jackson, MS 39201                                                                Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 57                            Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999;
Suite 2300                                                                       previously, Vice President, Investek
Atlanta, GA  30309                                                               Capital Management, Inc., Jackson,
                                                                                 Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 41                                Vice President, The Brown        Vice President, Brown Capital Management,
1201 N. Calvert Street                          Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 30                        Secretary                        President, The Nottingham Management
116 South Franklin Street                                                        Company (Administrator for the Fund),
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 32                           Treasurer and Assistant          Legal and Compliance Director, The
116 South Franklin Street                       Secretary                        Nottingham Management Company, Rocky Mount,
Rocky Mount, North Carolina  27802                                               North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year, plus $250 per series of the Trust per meeting attended in person or $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                                   Compensation Table*

                                   Aggregate        Pension Retirement
                                 Compensation      Benefits Accrued As     Estimated Annual      Total Compensation
Name of Person,                from each of the        Part of Fund          Benefits Upon      from the Trust Paid
Position                             Funds               Expenses             Retirement           to Trustees**
----------------                     -----           ----------------         ----------        -------------------

Eddie C. Brown                       None                  None                  None                   None
Trustee

Richard K. Bryant                    None                  None                  None                   None
Trustee

Jack E. Brinson                     $1,286                 None                  None                  $9,250
Trustee

Thomas W. Steed***                   $786                  None                  None                  $5,750
Trustee

J. Buckley Strandberg               $1,286                 None                  None                  $9,250
Trustee


    *   Figures are for the fiscal year ended March 31, 2001.
    ** Each of the Trustees serves as a Trustee to the seven funds of the Trust, including the Fund.
    *** Resigned as Trustee effective December 1, 2000.


Principal Holders of Voting Securities. As of July 10, 2001, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each class of shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of the Fund as of July 10, 2001.


Name and Address of                                        Amount and Nature of
Beneficial Owner                                           Beneficial Ownership                  Percent of Class
----------------                                           --------------------                  ----------------

                                             INSTITUTIONAL CLASS SHARES

Charles Schwab & Co., Inc.,                                 432,260.210 shares                       32.069%*
a Delaware Corporation,
fbo Our Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, California  94104

Koochekzadeh Partnership                                    155,664.385 shares                       11.549%
5600 Wisconsin Ave., Apt. 19C
Chevy Chase, Maryland  20815

Post & Co. # 016009                                         116,868.941 shares                        8.670%
c/o The Bank of New York
Mutual Fund Department
Post Office Box 1066
Wall Street Station
New York, New York  10268

Wilbanks, Smith & Thomas Asset Management, LLC               70,818.985 shares                        5.254%
Profit Sharing Plan
One Commercial Place, Suite 1450
Nortfolk, Virginia  23510


                                                INVESTOR CLASS SHARES

Wexford Clearing Services Corporation                        11,907.813 shares                        6.776%
fbo Warren B. Watkins, III
6691 Colonnades Drive
Warrenton, Virginia  20187-9334

DFH Properties LLC                                           10,516.575 shares                        5.985%
2726 Croasdaile Drive
Suite 101
Durham, NC  27705


                                                    CLASS C SHARES

Wachovia Securities, Inc.                                    8,669.843 shares                        19.565%
fbo WMW Realty, Inc.
Post Office Box 1220
Charlotte, North Carolina  28201

Matthew Bartucci                                             5,559.391 shares                        12.546%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Carolyn Bartucci                                             5,173.869 shares                        11.676%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Kristen Bartucci                                             5,173.869 shares                        11.676%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Legg Mason Wood Walker                                       4,212.951 shares                         9.507%
Account #435-70473-17
Post Office Box 1476
Baltimore, Maryland  21202

First Clearing Corporation                                   3,056.246 shares                         6.897%
fbo John D. & Mari M. Lucy
1304 Washington Ave.
Fredericksburg, Virginia  22401

Legg Mason Wood Walker                                       3,040.990 shares                         6.863%
Account #435-70465-17
Post Office Box 1476
Baltimore, Maryland  21202

Wachovia Securities, Inc.                                    2,528.736 shares                         5.707%
fbo 549-00625-19
Post Office Box 1220
Charlotte, North Carolina  28201

  * Pursuant to applicable SEC regulations, this shareholder is deemed to control the class of the Fund. The Fund believes that such entity does not have a beneficial ownership of such shares.


Investment Advisor. Information about Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") and its duties and compensation as Advisor is contained in the Prospectuses for each class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement ("Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a
 .majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are  authorized  by the Trustees to execute  purchases and sales of securities. The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr. (all control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Both are principals of the Advisor and Mr. Wilbanks is an affiliated person of the Fund. The Trust, Advisor, and Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which also may be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

The Advisor will receive a monthly management fee equal to an annual rate of 0.75% of the first $250 million of the average daily net assets of the Fund and 0.65% on assets over $250 million. For the fiscal year ended March 31, 2001, the Advisor received $146,812 in management fees. For the fiscal years ended March 31, 2000 and 1999, the Advisor received $117,782 and $40,044 of its fees, respectively, after waivers of $13,785 and $31,699, respectively.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (1) coordinates with the Custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator is an administration fee based upon the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a minimum administration fee of $2,000 per month. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 per Fund and $750 for each additional class of shares (although the fees are allocated equally as an expense to each class) for accounting and recordkeeping services, and an asset based fund accounting fee of 0.01% of the average daily net assets of the Fund. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid the Administrator $77,832, $71,199 and $49,740, respectively, for its services.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus a $500 per month minimum fee for each additional class of shares. For the fiscal years ended March 31, 2001, 2000, and 1999, the Fund paid the Transfer Agent $16,000, $9,000 and $7,500, respectively, for its services.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to an Amended and Restated Distribution Agreement approved by the Trustees. The Distributor is controlled by Richard K. Bryant, a Trustee and officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr., an officer of the Trust and Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall, from time to time, identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days' prior written notice to the other party may terminate the Amended and Restated Distribution Agreement.

For the fiscal years ended March 31, 2001, 2000, and 1999, the aggregate dollar amount of sales charges on the sales of Investor Class Shares of the Fund was $6,504, $51,203 and $43,189, respectively, of which the Distributor retained sales charges of $182, $3,251, and $1,070, respectively.

Custodian. First Union National Bank ("Custodian") serves as custodian for the Fund's assets. The Custodian's mailing address is 123 South Broad Street, Philadelphia, Pennsylvania 19109. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serve as independent auditors for the Fund, audit the annual financial statements, prepare federal and state tax returns for the Fund, and consult with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund; and Wilmer, Cutler & Pickering, Washington, District of Columbia, serves as legal counsel to the Independent Trustees.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:

                                 WST Growth Fund
                  [Investor Class Shares], [Class C Shares], or
                     [Institutional Shares], please specify
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Fund - Purchase and Redemption Price" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $125,000, and shares in the Fund at the total public offering price of $125,000, the sales charge would be that applicable to a $250,000 purchase as shown in the appropriate table in the applicable Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the applicable Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of shares of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =   average annual total return.
                 ERV = ending  redeemable  value at the end of the  period
                       covered by the  computation of a hypothetical  $1,000
                       payment made at the beginning of the period.
                 P =   hypothetical initial payment of $1,000 from which the
                       maximum sales load is deducted.
                 n =   period covered by the computation, expressed in terms of
                       years.

The Fund may also compute the aggregate total return of each class of shares of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total returns for the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2001, the three year period ended March 31, 2001, and for the period since the date of initial public investment (September 30, 1997) through March 31, 2001 were (24.08)%, (1.53)%, and 2.12%, respectively. The cumulative total return of the Institutional Class Shares of the Fund since the date of initial public investment through March 31, 2001, was 7.62%.

The average annual total returns for the Investor Class Shares of the Fund for the fiscal year ended March 31, 2001, the three year period ended March 31, 2001, and for the period since the date of initial public investment of the Investor Class Shares (October 3, 1997) through March 31, 2001 were (27.30)%, (3.26)%, and (0.07)%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns for those periods were (24.47)%, (2.02)%, and 1.03%, respectively. The cumulative total return of the Investor Class Shares of the Fund since the date of initial public investment through March 31, 2001, was (0.25)%. Without reflecting the effects of the maximum sales load, the cumulative total return of the Investor Class Shares of the Fund since the date of initial public investment through March 31, 2001, was 3.63%.

The average annual total return for the Class C Shares of the Fund for the Fiscal year ended March 31, 2001 and for the period since the date of initial public investment of the Class C Shares (May 20, 1999) through March 31, 2001 were (24.66)% and (10.82)%, respectively. The cumulative total return of the Class C Shares of the Fund since the date of initial public investment through March 31, 2001, was (19.23)%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index, the Lehman Aggregate Bond Index, the Russell 2000 Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2001,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire, from time to time, fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of total assets of the entire Fund) will be invested in fixed income securities that are not Investment-Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt, which is rated Baa, is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bondswhich are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                                     [LOGO]

                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II


                           INSTITUTIONAL CLASS SHARES


                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2001


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

[LETTERHEAD]


                                 WST Growth Fund
                                  Annual Report
                              Institutional Shares

           "I like to buy stocks when the bears are giving them away."
                                                                  WARREN BUFFETT


The twelve-month period ending March 31, 2001, which coincides with the fiscal year of the WST Growth Fund, was one of the most challenging ever for stock investors. From its peak on March 24, 2000 to its bottom on March 22, 2001, the S&P 500 generated a total return including income of negative 26%. Many investors, particularly those in the tech sector, are now facing portfolio losses of 60% percent or more. Fear is rampant on Wall Street, having overwhelmed its evil twin Greed, and owners of stocks are beginning to capitulate by selling into the market's weakness. Despite the continued declines in the first few days of April, we believe that the market is making a major bottom. It is more important now than ever to maintain a long-term perspective. History repeats itself and both the market's fundamentals and its technical patterns point to higher equity prices over the next twelve months. Unfortunately the fund suffered along with the market last year, declining 24.08% over the twelve-month period ending March 31st. This return is slightly below that of the S&P 500, which fell 21.7% over the same period.

We continue to fine-tune the holdings in your Fund in our ongoing effort to insure that you own the best quality companies possible. Quality is the key as investors seek safety in times of fear and these companies will participate fully in the improved market environment we expect to see soon.

Seasoned investors, who experienced similar volatility in 1990, 1994 and 1998, know that markets move in cycles and that this particularly painful bear phase is part of the long-term investment process. Investors who have joined us in the last eighteen months need to remain patient as we wait for the markets to present a few opportunities to generate profits. We appreciate your patience and hope this letter will help you gain confidence in the future of the companies you own and the Fund overall.

                     Stocks: From Overvalued To Undervalued?

One of the most widely known contrary indicators used by market technicians is the level of bearishness in the media. In recent weeks, bears have graced the covers of Time, Newsweek, Business Week and Fortune and the talking heads on CNBC have everyone feeling sick to their stomachs. Fortunately, this level of bearishness is often indicative of a market bottom and as usual the media will be late to the party when reporting the next phase of the bull market when it occurs.

As we discussed in previous letters, the current market turmoil is primarily the result of excessive valuations in general and a long overdue technology correction. As we discussed on several occasions, certain segments of the market were overvalued and the NASDAQ's 39% correction in 2000 came as no real surprise. By avoiding names like Cisco, JDS Uniphase and the entire dot com arena, we were able to minimize volatility last year. The 15% correction in the S&P 500 from March 2000 to December of 2000 was also well within the range of previous technical corrections throughout the `90s.

What has been surprising is the severity of the decline during 2001. The technology inventory correction has spread into the rest of the economy resulting in the most rapid deceleration of corporate profits ever recorded. Several CEOs have noted to us in conversations that they have never seen business slow down as quickly as in late 2000 and early 2001. The result has been a swing in the pendulum from overvaluation to undervaluation in many stocks.

                          Performance: No Place to Hide

The market performance numbers listed above indicate that unlike 1994 or last year, the U.S. stock market offered no place for investors to hide in the first part of 2001. All of the major asset classes produced negative performance with the technology laden NASDAQ once again leading the downturn. Cumulative losses for this index since its peak a year ago now stand at 65%, a startling number which even so, masks the real carnage of the internet sector where success has been defined by mere survival for the companies left standing. The 21.7% decline in the S&P 500 during the Fund's fiscal year is a figure on par with the other major bear markets experienced during the past 100 years. "Classic growth" investors suffered even more during the year as the Vanguard Growth Index Fund declined 38.5%. A number of major growth mutual funds have suffered cumulative declines of over 50%, thereby retracing all of the gains they posted in the heady market of 1997-1999.

In the midst of all of this misery, our bullish thesis is supported by our view that the current bear market has run its course. While historical averages are not precise predictors, this indicator suggests that we are nearing a bottom.

                     Growth vs. Value: Shift in Leadership?

We have spoken at length in previous letters about the ongoing performance battle between growth and value stocks. The chart we included in our last letter depicted the dramatic rebound in the value sector over the past twelve months, with value actually posting positive returns after several years of miserable performance. Wilbanks, Smith & Thomas is a core manager with an emphasis on growth. Our goal is to outperform the S&P 500 without the volatility suffered by each of the two investment disciplines as they rotate in and out of favor.

As a core manager, a fundamental part of our top down research involves an evaluation of the relative attractiveness of various sectors of the market. While it may take several more quarters to finish washing out certain richly valued parts of the market, many former growth stocks are now priced like value stocks. Microsoft, Dell Computer and Tellabs are examples of very high quality names in the tech sector, which through their declines, are now priced like old-fashioned value stocks. Like Mr. Buffett, we like to buy stocks when the bears are giving them away and we now have our sights set on a number of other great growth companies that are for the first time in several years trading at prices that we deem reasonable. We will take advantage of these great opportunities.

                   Sector Research: Watching the Fundamentals

During the first quarter several sectors sold off without significant fundamental deterioration and represent attractive areas for investment now. The financial and health care sectors are each down over 20% this year. Although each is impacted to an extent by the weaker economy, each has fundamentals that remain relatively strong.

The backdrop for the financial sector has rarely been better with falling interest rates, expanding profit margins, and strong credit quality. The WST Growth Fund owns a trophy team of stallions. These include names such as AFLAC, American Express, and American International Group, (representing 2.0%, 2.7%, and 2.5% of the Fund's net assets, respectively) and recent additions such as Marsh McLennan and JP Morgan Chase, (representing 3.1% and 2.7% of the Fund's net assets, respectively). These companies generate massive amounts of free cash flow and most have a global presence.

We believe the graying of the American public and the new generation of drug technologies over the next five years will drive the success of our health care investments. Major drug companies can now be purchased at P/E ratios close to that of the market, a compelling level given these businesses' unique growth and defensive characteristics. Merck, Johnson & Johnson, Pharmacia, and Schering-Plough, (representing 2.5%, 2.6%, 2.7%, and 2.6% of the Fund's net assets, respectively) each have enviable business models which sport 75% gross margins and billions of dollars of free cash flow. These companies are on sale and it's time to go shopping!!


                     Research: Regulation FD Raises the Bar

Wilbanks, Smith & Thomas' research team has been working diligently during the past five months as Regulation FD took full effect on Wall Street with rather tumultuous results. Under the new regulation, whenever a company, or person acting on its behalf, discloses material nonpublic information to certain specified persons (in general, securities market professionals or holders of the company's securities who may be expected to trade on the basis of the information), the issuer must make public disclosure of that same information simultaneously (for intentional disclosures), or promptly - at least within the later of (i) 24 hours or (ii) the beginning of the next New York Stock Exchange trading day - (for unintentional disclosures). The impact of the new rule coupled with the rapid change in economic conditions resulted in an earnings season resembling a minefield. Whereas companies used to manage the Street's expectations for their quarterly earnings by discreetly leaking bits of information to a few analysts, the information flow is very lumpy now. Companies remain quiet until the information gap concerns them, then they preannounce their expectations causing huge volatility in the price of their stock. In a positive economic environment these surprises would be good news. Unfortunately the new regulations come at a time when many business models are under pressure, so negative surprises are the norm.

As a result, our analysts are mining more information from sources outside of corporate management. While we feel that hearing management's spin is a critical part of the due diligence process, conversations with suppliers, customers, and lower level management often afford us a view of both company and industry trends before the Street sees them. While we deeply believe in the excellence of our management teams we are also fans of the Ronald Reagan "trust but verify" doctrine. Put pejoratively, we view corporate management as the suspect and we are detectives. In that role we want to interview all of the witnesses we can in addition to listening to the suspect's side of the story.

We have also increased our reliance on our internal earnings models rather than using Wall Street research as Reg FD has diminished the quality of the published material. To that end we have actually increased the time spent reviewing our estimates with senior management as well as the other industry contacts. For example, during the first quarter of 2001, we had private one-on-one meetings with the CEOs of Kimberly-Clark, WorldCom, and Dollar Tree Stores. These meetings reinforce our conviction that our business models will stand the test of the economic slowdown and will remain great investments in the future. We are very encouraged by the direction that this work is taking us, although the market conditions during the first quarter made it seem at times that these efforts were futile.

              Portfolio Management: Put Your Best Team On The Floor

When a basketball team reaches the key moment in a game, the coach makes sure he has his best team on the floor. We view portfolio management in the same light. It will be critical for investors to own the highest quality securities with the best fundamentals in order to take maximum advantage of the rally we expect over the next twelve months. Our goal is to make sure we have 30-40 stocks in your Fund, all of which are hitting on all cylinders, so that the portfolio is positioned to outperform the S&P 500 in a better environment.

Occasionally we are forced to eliminate companies that are not performing up to our expectations and we use these situations to upgrade the overall quality of the portfolio. Our recent swap out of Motorola and into Dell Computer (representing 2.6% of the Fund's net assets) is an example of such a swap. After considerable research including visits with Motorola management, we concluded that CEO Tom Galvin lacked the resources we felt he needed to deliver the results that we were attempting to achieve through our investment in the company. After repeated failures with what was formerly a great business model, we made the decision to sell Motorola and replace it with a company with better management and greater business visibility for the next twelve months.

Dell is run by the revered business leader, Michael Dell, and is clearly the "best in breed" within the PC sector in terms of its business model. Compaq, IBM, and Hewlett Packard are all suffering the pains of having to compete with Dell. We expect a mini boom in PC spending next year as corporations upgrade the technology purchased in 1998 and 1999 in anticipation of Y2K and Dell will lead the market out as the PC cycle turns more favorable.

In addition to the Dell trade, seasoned portfolios saw sales of partial positions in several other companies in order to rebalance portfolios. Positions trimmed back this quarter include Tyco, Lowe's, Oracle and AOL (now representing 3.1%, 2.0%, 1.8% and 2.4% of the Fund's net assets, respectively). These sales reduced positions back to a normal allocation and gave us the opportunity to invest the proceeds in new ideas.

                       Market Outlook: 2002 Looks Great!!!

While this letter focuses primarily on our views of certain sectors and stocks and on the research process, we realize that most investors are much more concerned with the macro picture as it relates to the short term direction of the stock market. Occasionally one of the press's "Perma Bears" will draw parallels between the U.S. market at current levels and during periods such as 1929 and the early `70s. We believe the underlying fundaments of the U.S. economy are dramatically different today than they were in those cases. Today's economy enjoys low inflation (3%), low interest rates (4.5% - 5%), a massive $6 trillion budget surplus, a healthy financial and banking system and a relatively peaceful global political backdrop. The U.S. economy is also supported by a very accommodative Federal Reserve, which has even recently shown its willingness to aggressively cut interest rates to stimulate economic growth. These actions contrast those of government officials in the late `20s or early `70s when interest rates actually increased despite economic weakness.

Another parallel we see being drawn is that between the U.S. stock market and the Japanese stock market. Again we believe this comparison is invalid given the abundance of capital and raw materials available in the U.S. While last year's internet bubble does resemble the Nikkei index in 1989, we remain convinced that the majority of the high quality, fast growing companies in the U.S. technology sector are approaching such reasonable valuations that strong returns are likely going forward.

We believe that the shake out that has occurred in technology will result in a more reasonably capitalized and well-positioned set of companies. We mentioned our belief that a major PC investment cycle should occur over the next 12 - 18 months as the productivity boom in the U.S. continues and there is a good chance that this up cycle will catch Wall Street off guard.

Most importantly, our outlook for corporate profit growth in 2002 is much stronger than many Wall Street analysts expect. The recent round of layoffs will result in lean and mean corporate structures and these revitalized corporate engines will generate substantially higher profit with any increase in top line revenue. For example, once General Electric lays off 60,000 workers from its Honeywell acquisition, the remaining company will be far more profitable as business rebounds. Also, 2002 corporate profits will be compared with a miserable 2001, providing investors with even greater year-over-year earnings growth.

Investors need to remember that the market is a discounting mechanism and "Mr. Market" always looks 9-12 months ahead. We believe large institutional investors will focus on the robust 2002 outlook during the next three months and will begin to bid U.S. stock prices higher. Our technical indicators look very promising, just as they did in December of 1987, January of 1991, August of 1994 and October of 1998. These were the times when the market outlook appeared most bleak, and each proved to be unique buying opportunities for investors who maintained a long-term focus and were able to ignore the Wall Street Journal and the shrill of CNBC.

                                     Summary

We sincerely appreciate your support and ability to maintain a long-term focus in what has been a unique and volatile market environment. The Fund is full of great growing businesses run by top management teams and this is what drives stock values over the long haul.

We continue to work diligently on the firm's website and anticipate a number of upgrades in the near future. Our goal over the next six to nine months is to keep the website more current and include more up to the minute data on our views of your companies. We have expanded the section which discusses current portfolio holdings and have long term plans to include an audio section which will enable clients to listen to interviews with the portfolio management team. We will keep you apprised of our activities in this area.

Finally we thank all of you for the outpouring of support and affection in response to the untimely passing of Norwood Thomas. His commitment to his clients and our firm was unwavering. We appreciate the continued confidence of these clients and look forward to maintaining the same commitment to service and attention to detail that was Norwood's trademark.

Please let us know if you have any further questions or comments. We hope you have a pleasant spring and we look forward to improved markets ahead.

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
T. Carl Turnage
Lawrence A. Bernert, III
D. J. Kyle Elliott





   *Statistical data provided herein was obtained from the following sources:
                         Baseline Financial Services.*

--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated. Important factors that could result in such differences, include general economic conditions such as inflation, recession and interest rates.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

                                 WST GROWTH FUND
                           Institutional Class Shares

                     Performance Update - $25,000 Investment
             For the period from September 30, 1997 (Date of Initial
                      Public Investment) to March 31, 2001


--------------------------------------------------------------------------------
          WST Growth Fund                   60% S&P 500 Total Return Index,
           Institutional    S&P 500 Total   20% Russell 2000 Index and
           Class Shares     Return Index    20% Lehman Int. Govt/Corp Bond Index
--------------------------------------------------------------------------------
 9/30/97      $25,000         $25,000                 $25,000
12/31/97       25,502          25,718                  25,383
 3/31/98       28,179          29,306                  28,124
 6/30/98       28,453          30,273                  28,572
 9/30/98       24,759          27,262                  26,005
12/31/98       30,575          33,068                  30,165
 3/31/99       31,873          34,715                  30,894
 6/30/99       33,670          37,162                  33,030
 9/30/99       30,675          34,842                  31,369
12/31/99       34,893          40,026                  35,381
 3/31/00       35,442          40,944                  36,433
 6/30/00       34,444          39,856                  35,658
 9/30/00       32,422          39,470                  35,681
12/31/00       30,151          36,382                  33,667
 3/31/01       26,906          32,069                  30,953


This graph depicts the performance of the WST Growth Fund Institutional Class Shares versus the S&P 500 Total Return Index and the combined index of 60% S&P 500 Total Return Index, 20% Russell 2000 Index and 20% Lehman Intermediate Government/Corporate Bond Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns
          ---------------- --------------- ---------------------------
              One Year       Three Years     Since 9/30/97 (Date of
                                             Initial Public Investment)
          ---------------- --------------- ---------------------------
              (24.08)%          (1.53)%               2.12 %
          ---------------- --------------- ---------------------------


>>   The graph assumes an initial $25,000 investment at September 30, 1997 (date
     of  initial  public  investment).   All  dividends  and  distributions  are
     reinvested.

>> At March 31, 2001, the value of the WST Growth Fund Institutional Class Shares would have increased to $26,906 - a cumulative total investment return of 7.62% since September 30, 1997.

>> At March 31, 2001, the value of a similar investment in the S&P 500 Total Return Index would have increased to $32,069 - a cumulative total investment return of 28.27%; and the combined index of 60% S&P 500 Total
     Return Index, 20% Russell 2000 Index and 20% Lehman Intermediate Government/Corporate Bond Index ("Combined Index") would have increased to $ 30,953 - a cumulative total investment return of 23.81%, since September 30, 1997. The S&P 500 Total Return Index will replace the Combined Index used for illustrative purposes in prior annual reports as the Investment Advisor feels that the S&P 500 Total Return Index is a more accurate representation of the WST Growth Fund's current investment strategy than the Combined Index. Prior to March 31, 2000, the investment strategy of the WST Growth Fund focused on equity and income securities. Subsequent to March 31, 2000, this strategy was modified to focus primarily on equity securities, such as those included in the S&P 500 Total Return Index. For the fiscal year ended March 31, 2001, the investment in the WST Growth Fund Institutional Class Shares would have decreased in value by $8,536; the similar investment in the S&P 500 Total Return Index would have decreased in value by $8,875; and the similar investment in the Combined Index would have decreased in value by $5,480.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.24%

      Beverages - 3.13%
           Pepsico, Inc. .......................................................                    12,000               $   526,800
                                                                                                                         -----------

      Biopharmaceuticals - 2.69%
           Pharmacia Corporation ...............................................                     9,000                   453,330
                                                                                                                         -----------

      Building Materials - 1.97%
           Lowe's Companies, Inc. ..............................................                     5,700                   331,854
                                                                                                                         -----------

      Computers - 4.47%
        (a)Dell Computer Corporation ...........................................                    17,000                   436,688
        (a)Sun Microsystems, Inc. ..............................................                    20,500                   315,085
                                                                                                                         -----------
                                                                                                                             751,773
                                                                                                                         -----------
      Computer Software & Services - 9.74%
        (a)AOL Time Warner Inc. ................................................                    10,000                   402,500
           First Data Corporation ..............................................                     7,000                   417,970
        (a)Microsoft Corporation ...............................................                     9,500                   518,937
        (a)Oracle Corporation ..................................................                    20,000                   299,600
                                                                                                                         -----------
                                                                                                                           1,639,007
                                                                                                                         -----------
      Electrical Equipment - 3.31%
           Emerson Electric Co. ................................................                     9,000                   557,640
                                                                                                                         -----------

      Electronics - Semiconductor - 3.93%
           Intel Corporation ...................................................                    11,000                   289,437
           Texas Instruments Incorporated ......................................                    12,000                   371,760
                                                                                                                         -----------
                                                                                                                             661,197
                                                                                                                         -----------
      Entertainment - 2.38%
           The Walt Disney Company .............................................                    14,000                   400,260
                                                                                                                         -----------

      Financial - Banks, Money Centers - 5.66%
           Citigroup Inc. ......................................................                    11,166                   502,247
           J.P. Morgan Chase & Co. .............................................                    10,000                   449,000
                                                                                                                         -----------
                                                                                                                             951,247
                                                                                                                         -----------
      Financial Services - 5.53%
           American Express Company ............................................                    11,000                   454,300
           Fannie Mae ..........................................................                     6,000                   476,700
                                                                                                                         -----------
                                                                                                                             931,000
                                                                                                                         -----------
      Industrial Materials - Specialty - 2.97%
        (a)The AES Corporation .................................................                    10,000                   499,600
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Insurance - Life & Health - 5.07%
           AFLAC  INCORPORATED ...................................................                   12,000              $   330,480
           Marsh & McLennan Companies, Inc. ......................................                    5,500                  522,610
                                                                                                                         -----------
                                                                                                                             853,090
                                                                                                                         -----------
      Insurance - Multiline - 4.43%
           American International Group, Inc. ....................................                    5,250                  422,625
           CIGNA Corporation .....................................................                    3,000                  321,780
                                                                                                                         -----------
                                                                                                                             744,405
                                                                                                                         -----------
      Medical Supplies - 2.60%
           Johnson & Johnson .....................................................                    5,000                  437,300
                                                                                                                         -----------

      Miscellaneous - Manufacturing - 3.08%
           Tyco International Ltd. ...............................................                   12,000                  518,760
                                                                                                                         -----------

      Oil & Gas - International - 2.47%
        (a)Noble Drilling Corporation ............................................                    9,000                  415,350
                                                                                                                         -----------

      Oil & Gas - Equipment & Services - 2.74%
           Schlumberger Limited ..................................................                    8,000                  460,880
                                                                                                                         -----------

      Oil & Gas - Exploration - 2.89%
           Exxon Mobil Corporation ...............................................                    6,000                  486,000
                                                                                                                         -----------

      Packaging & Containers - 3.23%
           Kimberly-Clark Corporation ............................................                    8,000                  542,800
                                                                                                                         -----------

      Pharmaceuticals - 5.08%
           Merck & Co., Inc. .....................................................                    5,500                  417,450
           Schering-Plough Corporation ...........................................                   12,000                  438,000
                                                                                                                         -----------
                                                                                                                             855,450
                                                                                                                         -----------
      Publishing - Newspaper - 2.68%
           The New York Times Company ............................................                   11,000                  450,340
                                                                                                                         -----------

      Retail - Drugstores - 2.78%
           CVS Corporation .......................................................                    8,000                  467,920
                                                                                                                         -----------

      Retail - General Merchandise - 3.09%
        (a)Dollar Tree Stores, Inc. ..............................................                   27,000                  520,171
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Telecommunications - 7.21%
           ALLTEL Corporation ..........................................................              6,500              $   340,990
        (a)Tellabs, Inc. ...............................................................             11,000                  447,563
           Verizon Communications Inc. .................................................              8,600                  423,980
                                                                                                                         -----------
                                                                                                                           1,212,533
                                                                                                                         -----------
      Utilities - Telecommunications - 3.11%
        (a)Worldcom, Inc. ..............................................................             28,000                  523,250
                                                                                                                         -----------

           Total Common Stocks (Cost $16,534,437) .........................................................               16,191,957
                                                                                                                         -----------

INVESTMENT COMPANY - 3.09%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares (Cost $520,468) .....................            520,468                  520,468
                                                                                                                         -----------



Total Value of Investments (Cost $17,054,905 (b)) ......................................              99.33 %            $16,712,425
Other Assets Less Liabilities ..........................................................               0.67 %                112,673
                                                                                                     ------              -----------
      Net Assets .......................................................................             100.00 %            $16,825,098
                                                                                                     ======              ===========



      (a) Non-income producing investment.

      (b) Aggregate cost for federal income tax purposes is $17,063,618.   Unrealized appreciation/(depreciation) of
          investments for federal income tax purposes is as follows:



           Unrealized appreciation .........................................................................            $ 1,286,877
           Unrealized depreciation .........................................................................             (1,638,070)
                                                                                                                        -----------

                      Net unrealized depreciation ..........................................................            $  (351,193)
                                                                                                                        ===========








See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Investments, at value (cost $17,054,905) ........................................................                $ 16,712,425
      Cash ............................................................................................                         297
      Income receivable ...............................................................................                      15,058
      Receivable for investments sold .................................................................                     263,991
      Deferred organization expenses, net (note 4) ....................................................                      12,298
                                                                                                                       ------------

           Total assets ...............................................................................                  17,004,069
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      25,489
      Payable for investment purchases ................................................................                     153,000
      Other liabilities ...............................................................................                         482
                                                                                                                       ------------

           Total liabilities ..........................................................................                     178,971
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 16,825,098
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 17,578,781
      Accumulated net realized loss on investments ....................................................                    (411,203)
      Net unrealized depreciation on investments ......................................................                    (342,480)
                                                                                                                       ------------
                                                                                                                       $ 16,825,098
                                                                                                                       ============

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($472,698 / 44,856 shares) .................................................................                $      10.54
                                                                                                                       ============

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($14,405,659 / 1,337,066 shares) ...........................................................                $      10.77
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($1,946,741 / 183,946 shares) ..............................................................                $      10.58
                                                                                                                       ============
      Maximum offering price per share (100 / 96.25 of $10.58) ........................................                $      10.99
                                                                                                                       ============








See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................              $     7,131
           Dividends .....................................................................................                  185,810
                                                                                                                        -----------

               Total income ..............................................................................                  192,941
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                  146,812
           Fund administration fees (note 2) .............................................................                   34,256
           Distribution and service fees - Investor Class Shares (note 3) ................................                   14,791
           Distribution and service fees - Class C Shares (note 3) .......................................                    3,791
           Custody fees ..................................................................................                    5,972
           Registration and filing administration fees (note 2) ..........................................                    6,108
           Fund accounting fees (note 2) .................................................................                   43,576
           Audit fees ....................................................................................                   13,501
           Legal fees ....................................................................................                   10,920
           Securities pricing fees .......................................................................                    3,069
           Shareholder recordkeeping fees ................................................................                   16,000
           Shareholder servicing expenses ................................................................                    9,000
           Registration and filing expenses ..............................................................                    5,701
           Printing expenses .............................................................................                   12,859
           Amortization of deferred organization expenses (note 4) .......................................                    8,227
           Trustee fees and meeting expenses .............................................................                    4,000
           Other operating expenses ......................................................................                    7,000
                                                                                                                        -----------

               Total expenses ............................................................................                  345,583
                                                                                                                        -----------

                    Net investment loss ..................................................................                 (152,642)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                  765,833
      Decrease in unrealized appreciation on investments .................................................               (5,697,958)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (4,932,125)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(5,084,767)
                                                                                                                        ===========




See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended         Year ended
                                                                                                   March 31,          March 31,
                                                                                                     2001               2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................              $  (152,642)       $   (85,187)
         Net realized gain (loss) from investment transactions .....................                  765,833           (555,913)
         (Decrease) increase in unrealized appreciation on investments .............               (5,697,958)         2,771,724
                                                                                                  -----------        -----------
              Net (decrease) increase in net assets resulting from operations ......               (5,084,767)         2,130,624
                                                                                                  -----------        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                   75,933          5,744,786
                                                                                                  -----------        -----------

                     Total (decrease) increase in net assets .......................               (5,008,834)         7,875,410

NET ASSETS
     Beginning of year .............................................................               21,833,932         13,958,522
                                                                                                  -----------        -----------

     End of year ...................................................................              $16,825,098        $21,833,932
                                                                                                  ===========        ===========


(a) A summary of capital share activity follows:
                                                           -------------------------------------------------------------------------
                                                                      Year ended                            Year ended
                                                                    March 31, 2001                        March 31, 2000
                                                              Shares              Value             Shares              Value
                                                           -------------------------------------------------------------------------
---------------------------------------------------
                CLASS C SHARES
---------------------------------------------------
Shares sold .......................................              23,456        $   283,691             32,451        $   426,228 (b)
Shares redeemed ...................................             (11,052)          (137,035)                 0                  0 (b)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................              12,404        $   146,656             32,451        $   426,228 (b)
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
          INSTITUTIONAL CLASS SHARES
---------------------------------------------------
Shares sold .......................................             364,928        $ 4,545,241            331,219        $ 4,408,827
Shares redeemed ...................................            (206,613)        (2,601,649)           (46,784)          (604,849)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................             158,315        $ 1,943,592            284,435        $ 3,803,978
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
            INVESTOR CLASS SHARES
---------------------------------------------------
Shares sold .......................................              21,742        $   280,289            221,528        $ 2,686,217
Shares redeemed ...................................            (168,984)        (2,294,604)           (90,704)        (1,171,637)
                                                            -----------        -----------        -----------        -----------
     Net (decrease) increase ......................            (147,242)       $(2,014,315)           130,824        $ 1,514,580
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
                Fund Summary
---------------------------------------------------
Shares sold .......................................             410,126        $ 5,109,221            585,198        $ 7,521,272
Shares redeemed ...................................            (386,649)        (5,033,288)          (137,488)        (1,776,486)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................              23,477        $    75,933            447,710        $ 5,744,786
                                                            ===========        ===========        ===========        ===========


(b) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year ended           Period ended
                                                                                                 March 31,             March 31,
                                                                                                   2001                2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................                        $   13.99            $   13.05

     (Loss) income from investment operations
         Net investment loss ............................................                            (0.16)               (0.06)
         Net realized and unrealized (loss) gain on investments .........                            (3.29)                1.00
                                                                                                 ---------            ---------

            Total from investment operations ............................                            (3.45)                0.94
                                                                                                 ---------            ---------

Net asset value, end of period ..........................................                        $   10.54            $   13.99
                                                                                                 =========            =========

Total return ............................................................                           (24.66)%               7.20 %
                                                                                                 =========            =========

Ratios/supplemental data
    Net assets, end of period ...........................................                        $ 472,698            $ 453,984
                                                                                                 =========            =========

     Ratio of expenses to average net assets
         Before expense reimbursements and waived fees ..................                             2.44 %               2.45 %(b)
         After expense reimbursements and waived fees ...................                             2.44 %               2.34 %(b)

     Ratio of net investment loss to average net assets
         Before expense reimbursements and waived fees ..................                            (1.45)%              (1.30)%(b)
         After expense reimbursements and waived fees ...................                            (1.45)%              (1.19)%(b)

     Portfolio turnover rate ............................................                            74.25 %              50.40 %


(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.
(b) Annualized.








See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended      Period ended
                                                                  March 31,        March 31,        March 31,        March 31,
                                                                    2001             2000             1999           1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........................... $     14.20      $     12.77      $     11.29      $     10.02

     (Loss) income from investment operations
       Net investment loss .....................................       (0.08)           (0.04)            0.00             0.00
       Net realized and unrealized (loss) gain on investments ..       (3.35)            1.47             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ......................       (3.43)            1.43             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period ................................. $     10.77      $     14.20      $     12.77      $     11.29
                                                                 ===========      ===========      ===========      ===========

Total return ...................................................      (24.08)%          11.20 %          13.11 %          12.72 %
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period ................................. $14,405,659      $16,737,026      $11,419,391      $ 6,376,193
                                                                 ===========      ===========      ===========      ===========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees ...........        1.68 %           1.68 %           2.08 %           3.15 %(b)
       After expense reimbursements and waived fees ............        1.68 %           1.60 %           1.75 %           1.75 %(b)

     Ratio of net investment (loss) income to average net assets
       Before expense reimbursements and waived fees ...........       (0.69)%          (0.45)%          (0.35)%          (1.31)%(b)
       After expense reimbursements and waived fees ............       (0.69)%          (0.37)%          (0.01)%           0.09 %(b)

     Portfolio turnover rate ...................................       74.25 %          50.40 %          31.11 %          23.64 %


(a) For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.
(b) Annualized.







See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended       Period ended
                                                                  March 31,        March 31,        March 31,         March 31,
                                                                    2001             2000             1999            1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................     $     14.02      $     12.67      $     11.26      $     10.22

     (Loss) income from investment operations
       Net investment loss .................................           (0.18)           (0.10)           (0.04)           (0.01)
       Net realized and unrealized (loss) gain on investments          (3.26)            1.45             1.45             1.05
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ..................           (3.44)            1.35             1.41             1.04
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period .............................     $     10.58      $     14.02      $     12.67      $     11.26
                                                                 ===========      ===========      ===========      ===========

Total return (b) ...........................................          (24.47)%          10.66 %          12.52 %          10.19 %
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period .............................     $ 1,946,741      $ 4,642,922      $ 2,539,131      $   763,186
                                                                 ===========      ===========      ===========      ===========


     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees .......            2.14 %           2.15 %           2.56 %           3.63 %(c)
       After expense reimbursements and waived fees ........            2.14 %           2.10 %           2.25 %           2.25 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees .......           (1.13)%          (0.93)%          (0.84)%          (1.70)%(c)
       After expense reimbursements and waived fees ........           (1.13)%          (0.88)%          (0.53)%          (0.31)%(c)

     Portfolio turnover rate ...............................           74.25 %          50.40 %          31.11 %          23.64 %

(a)  For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.
(b)  Total return does not reflect payment of a sales charge.
(c)  Annualized.






See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), an open-end investment company formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.


         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $402,490, of which $38,052 expires in the year 2007 and $364,438 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $152,642 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.


                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $14,791 of such expenses for the Investor Class Shares and $3,791 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2001.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,066,608 and $14,567,624, respectively, for the year ended March 31, 2001.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:


We have audited the accompanying statement of assets and liabilities of WST Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

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











                   (This page was intentionally left blank.)

________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

________________________________________________________________________________


                                     [LOGO]

                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II


                              INVESTOR CLASS SHARES


                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2001


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

[LETTERHEAD]


                                 WST Growth Fund
                                  Annual Report
                                 Investor Shares

           "I like to buy stocks when the bears are giving them away."
                                                                  WARREN BUFFETT


The twelve-month period ending March 31, 2001, which coincides with the fiscal year of the WST Growth Fund, was one of the most challenging ever for stock investors. From its peak on March 24, 2000 to its bottom on March 22, 2001, the S&P 500 generated a total return including income of negative 26%. Many investors, particularly those in the tech sector, are now facing portfolio losses of 60% percent or more. Fear is rampant on Wall Street, having overwhelmed its evil twin Greed, and owners of stocks are beginning to capitulate by selling into the market's weakness. Despite the continued declines in the first few days of April, we believe that the market is making a major bottom. It is more important now than ever to maintain a long-term perspective. History repeats itself and both the market's fundamentals and its technical patterns point to higher equity prices over the next twelve months. Unfortunately the fund suffered along with the market last year, declining 24.47% over the twelve-month period ending March 31st. This return is slightly below that of the S&P 500, which fell 21.7% over the same period.

We continue to fine-tune the holdings in your Fund in our ongoing effort to insure that you own the best quality companies possible. Quality is the key as investors seek safety in times of fear and these companies will participate fully in the improved market environment we expect to see soon.

Seasoned investors, who experienced similar volatility in 1990, 1994 and 1998, know that markets move in cycles and that this particularly painful bear phase is part of the long-term investment process. Investors who have joined us in the last eighteen months need to remain patient as we wait for the markets to present a few opportunities to generate profits. We appreciate your patience and hope this letter will help you gain confidence in the future of the companies you own and the Fund overall.

                     Stocks: From Overvalued To Undervalued?

One of the most widely known contrary indicators used by market technicians is the level of bearishness in the media. In recent weeks, bears have graced the covers of Time, Newsweek, Business Week and Fortune and the talking heads on CNBC have everyone feeling sick to their stomachs. Fortunately, this level of bearishness is often indicative of a market bottom and as usual the media will be late to the party when reporting the next phase of the bull market when it occurs.

As we discussed in previous letters, the current market turmoil is primarily the result of excessive valuations in general and a long overdue technology correction. As we discussed on several occasions, certain segments of the market were overvalued and the NASDAQ's 39% correction in 2000 came as no real surprise. By avoiding names like Cisco, JDS Uniphase and the entire dot com arena, we were able to minimize volatility last year. The 15% correction in the S&P 500 from March 2000 to December of 2000 was also well within the range of previous technical corrections throughout the `90s.

What has been surprising is the severity of the decline during 2001. The technology inventory correction has spread into the rest of the economy resulting in the most rapid deceleration of corporate profits ever recorded. Several CEOs have noted to us in conversations that they have never seen business slow down as quickly as in late 2000 and early 2001. The result has been a swing in the pendulum from overvaluation to undervaluation in many stocks.

                          Performance: No Place to Hide

The market performance numbers listed above indicate that unlike 1994 or last year, the U.S. stock market offered no place for investors to hide in the first part of 2001. All of the major asset classes produced negative performance with the technology laden NASDAQ once again leading the downturn. Cumulative losses for this index since its peak a year ago now stand at 65%, a startling number which even so, masks the real carnage of the internet sector where success has been defined by mere survival for the companies left standing. The 21.7% decline in the S&P 500 during the Fund's fiscal year is a figure on par with the other major bear markets experienced during the past 100 years. "Classic growth" investors suffered even more during the year as the Vanguard Growth Index Fund declined 38.5%. A number of major growth mutual funds have suffered cumulative declines of over 50%, thereby retracing all of the gains they posted in the heady market of 1997-1999.

In the midst of all of this misery, our bullish thesis is supported by our view that the current bear market has run its course. While historical averages are not precise predictors, this indicator suggests that we are nearing a bottom.

                     Growth vs. Value: Shift in Leadership?

We have spoken at length in previous letters about the ongoing performance battle between growth and value stocks. The chart we included in our last letter depicted the dramatic rebound in the value sector over the past twelve months, with value actually posting positive returns after several years of miserable performance. Wilbanks, Smith & Thomas is a core manager with an emphasis on growth. Our goal is to outperform the S&P 500 without the volatility suffered by each of the two investment disciplines as they rotate in and out of favor.

As a core manager, a fundamental part of our top down research involves an evaluation of the relative attractiveness of various sectors of the market. While it may take several more quarters to finish washing out certain richly valued parts of the market, many former growth stocks are now priced like value stocks. Microsoft, Dell Computer and Tellabs are examples of very high quality names in the tech sector, which through their declines, are now priced like old-fashioned value stocks. Like Mr. Buffett, we like to buy stocks when the bears are giving them away and we now have our sights set on a number of other great growth companies that are for the first time in several years trading at prices that we deem reasonable. We will take advantage of these great opportunities.

                   Sector Research: Watching the Fundamentals

During the first quarter several sectors sold off without significant fundamental deterioration and represent attractive areas for investment now. The financial and health care sectors are each down over 20% this year. Although each is impacted to an extent by the weaker economy, each has fundamentals that remain relatively strong.

The backdrop for the financial sector has rarely been better with falling interest rates, expanding profit margins, and strong credit quality. The WST Growth Fund owns a trophy team of stallions. These include names such as AFLAC, American Express, and American International Group, (representing 2.0%, 2.7%, and 2.5% of the Fund's net assets, respectively) and recent additions such as Marsh McLennan and JP Morgan Chase, (representing 3.1% and 2.7% of the Fund's net assets, respectively). These companies generate massive amounts of free cash flow and most have a global presence.

We believe the graying of the American public and the new generation of drug technologies over the next five years will drive the success of our health care investments. Major drug companies can now be purchased at P/E ratios close to that of the market, a compelling level given these businesses' unique growth and defensive characteristics. Merck, Johnson & Johnson, Pharmacia, and Schering-Plough, (representing 2.5%, 2.6%, 2.7%, and 2.6% of the Fund's net assets, respectively) each have enviable business models which sport 75% gross margins and billions of dollars of free cash flow. These companies are on sale and it's time to go shopping!!


                     Research: Regulation FD Raises the Bar

Wilbanks, Smith & Thomas' research team has been working diligently during the past five months as Regulation FD took full effect on Wall Street with rather tumultuous results. Under the new regulation, whenever a company, or person acting on its behalf, discloses material nonpublic information to certain specified persons (in general, securities market professionals or holders of the company's securities who may be expected to trade on the basis of the information), the issuer must make public disclosure of that same information simultaneously (for intentional disclosures), or promptly - at least within the later of (i) 24 hours or (ii) the beginning of the next New York Stock Exchange trading day - (for unintentional disclosures). The impact of the new rule coupled with the rapid change in economic conditions resulted in an earnings season resembling a minefield. Whereas companies used to manage the Street's expectations for their quarterly earnings by discreetly leaking bits of information to a few analysts, the information flow is very lumpy now. Companies remain quiet until the information gap concerns them, then they preannounce their expectations causing huge volatility in the price of their stock. In a positive economic environment these surprises would be good news. Unfortunately the new regulations come at a time when many business models are under pressure, so negative surprises are the norm.

As a result, our analysts are mining more information from sources outside of corporate management. While we feel that hearing management's spin is a critical part of the due diligence process, conversations with suppliers, customers, and lower level management often afford us a view of both company and industry trends before the Street sees them. While we deeply believe in the excellence of our management teams we are also fans of the Ronald Reagan "trust but verify" doctrine. Put pejoratively, we view corporate management as the suspect and we are detectives. In that role we want to interview all of the witnesses we can in addition to listening to the suspect's side of the story.

We have also increased our reliance on our internal earnings models rather than using Wall Street research as Reg FD has diminished the quality of the published material. To that end we have actually increased the time spent reviewing our estimates with senior management as well as the other industry contacts. For example, during the first quarter of 2001, we had private one-on-one meetings with the CEOs of Kimberly-Clark, WorldCom, and Dollar Tree Stores. These meetings reinforce our conviction that our business models will stand the test of the economic slowdown and will remain great investments in the future. We are very encouraged by the direction that this work is taking us, although the market conditions during the first quarter made it seem at times that these efforts were futile.

              Portfolio Management: Put Your Best Team On The Floor

When a basketball team reaches the key moment in a game, the coach makes sure he has his best team on the floor. We view portfolio management in the same light. It will be critical for investors to own the highest quality securities with the best fundamentals in order to take maximum advantage of the rally we expect over the next twelve months. Our goal is to make sure we have 30-40 stocks in your Fund, all of which are hitting on all cylinders, so that the portfolio is positioned to outperform the S&P 500 in a better environment.

Occasionally we are forced to eliminate companies that are not performing up to our expectations and we use these situations to upgrade the overall quality of the portfolio. Our recent swap out of Motorola and into Dell Computer (representing 2.6% of the Fund's net assets) is an example of such a swap. After considerable research including visits with Motorola management, we concluded that CEO Tom Galvin lacked the resources we felt he needed to deliver the results that we were attempting to achieve through our investment in the company. After repeated failures with what was formerly a great business model, we made the decision to sell Motorola and replace it with a company with better management and greater business visibility for the next twelve months.

Dell is run by the revered business leader, Michael Dell, and is clearly the "best in breed" within the PC sector in terms of its business model. Compaq, IBM, and Hewlett Packard are all suffering the pains of having to compete with Dell. We expect a mini boom in PC spending next year as corporations upgrade the technology purchased in 1998 and 1999 in anticipation of Y2K and Dell will lead the market out as the PC cycle turns more favorable.

In addition to the Dell trade, seasoned portfolios saw sales of partial positions in several other companies in order to rebalance portfolios. Positions trimmed back this quarter include Tyco, Lowe's, Oracle and AOL (now representing 3.1%, 2.0%, 1.8% and 2.4% of the Fund's net assets, respectively). These sales reduced positions back to a normal allocation and gave us the opportunity to invest the proceeds in new ideas.

                       Market Outlook: 2002 Looks Great!!!

While this letter focuses primarily on our views of certain sectors and stocks and on the research process, we realize that most investors are much more concerned with the macro picture as it relates to the short term direction of the stock market. Occasionally one of the press's "Perma Bears" will draw parallels between the U.S. market at current levels and during periods such as 1929 and the early `70s. We believe the underlying fundaments of the U.S. economy are dramatically different today than they were in those cases. Today's economy enjoys low inflation (3%), low interest rates (4.5% - 5%), a massive $6 trillion budget surplus, a healthy financial and banking system and a relatively peaceful global political backdrop. The U.S. economy is also supported by a very accommodative Federal Reserve, which has even recently shown its willingness to aggressively cut interest rates to stimulate economic growth. These actions contrast those of government officials in the late `20s or early `70s when interest rates actually increased despite economic weakness.

Another parallel we see being drawn is that between the U.S. stock market and the Japanese stock market. Again we believe this comparison is invalid given the abundance of capital and raw materials available in the U.S. While last year's internet bubble does resemble the Nikkei index in 1989, we remain convinced that the majority of the high quality, fast growing companies in the U.S. technology sector are approaching such reasonable valuations that strong returns are likely going forward.

We believe that the shake out that has occurred in technology will result in a more reasonably capitalized and well-positioned set of companies. We mentioned our belief that a major PC investment cycle should occur over the next 12 - 18 months as the productivity boom in the U.S. continues and there is a good chance that this up cycle will catch Wall Street off guard.

Most importantly, our outlook for corporate profit growth in 2002 is much stronger than many Wall Street analysts expect. The recent round of layoffs will result in lean and mean corporate structures and these revitalized corporate engines will generate substantially higher profit with any increase in top line revenue. For example, once General Electric lays off 60,000 workers from its Honeywell acquisition, the remaining company will be far more profitable as business rebounds. Also, 2002 corporate profits will be compared with a miserable 2001, providing investors with even greater year-over-year earnings growth.

Investors need to remember that the market is a discounting mechanism and "Mr. Market" always looks 9-12 months ahead. We believe large institutional investors will focus on the robust 2002 outlook during the next three months and will begin to bid U.S. stock prices higher. Our technical indicators look very promising, just as they did in December of 1987, January of 1991, August of 1994 and October of 1998. These were the times when the market outlook appeared most bleak, and each proved to be unique buying opportunities for investors who maintained a long-term focus and were able to ignore the Wall Street Journal and the shrill of CNBC.

                                     Summary

We sincerely appreciate your support and ability to maintain a long-term focus in what has been a unique and volatile market environment. The Fund is full of great growing businesses run by top management teams and this is what drives stock values over the long haul.

We continue to work diligently on the firm's website and anticipate a number of upgrades in the near future. Our goal over the next six to nine months is to keep the website more current and include more up to the minute data on our views of your companies. We have expanded the section which discusses current portfolio holdings and have long term plans to include an audio section which will enable clients to listen to interviews with the portfolio management team. We will keep you apprised of our activities in this area.

Finally we thank all of you for the outpouring of support and affection in response to the untimely passing of Norwood Thomas. His commitment to his clients and our firm was unwavering. We appreciate the continued confidence of these clients and look forward to maintaining the same commitment to service and attention to detail that was Norwood's trademark.

Please let us know if you have any further questions or comments. We hope you have a pleasant spring and we look forward to improved markets ahead.

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
T. Carl Turnage
Lawrence A. Bernert, III
D. J. Kyle Elliott





   *Statistical data provided herein was obtained from the following sources:
                         Baseline Financial Services.*

--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated. Important factors that could result in such differences, include general economic conditions such as inflation, recession and interest rates.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

                                 WST GROWTH FUND
                              Investor Class Shares

                     Performance Update - $10,000 Investment
              For the period from October 3, 1997 (Date of Initial
                      Public Investment) to March 31, 2001

[Line graph here]:

--------------------------------------------------------------------------------
          WST Growth Fund                   60% S&P 500 Total Return Index,
          Investor         S&P 500 Total    20% Russell 2000 Index and
          Class Shares     Return Index     20% Lehman Int. Govt/Corp Bond Index
--------------------------------------------------------------------------------

 10/3/97     $ 9,625         $10,000                 $10,000
12/31/97       9,607          10,096                  10,015
 3/31/98      10,606          11,505                  11,093
 6/30/98      10,701          11,885                  11,269
 9/30/98       9,297          10,702                  10,261
12/31/98      11,463          12,982                  11,895
 3/31/99      11,934          13,629                  12,181
 6/30/99      12,593          14,589                  13,021
 9/30/99      11,454          13,678                  12,368
12/31/99      13,017          15,713                  13,946
 3/31/00      13,206          16,074                  14,292
 6/30/00      12,819          15,647                  14,057
 9/30/00      12,056          15,495                  14,067
12/31/00      11,190          14,283                  13,259
 3/31/01       9,975          12,590                  12,213


This graph depicts the performance of the WST Growth Fund Investor Class Shares versus the S&P 500 Total Return Index and the combined index of 60% S&P 500
Total Return Index, 20% Russell 2000 Index and 20% Lehman Intermediate Government/Corporate Bond Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns
------------------------- ------------ --------------- -------------------------
                                                        Since 10/3/97 (Date of
                            One Year     Three Years        Initial Public
                                                              Investment)
------------------------- ------------ --------------- -------------------------
      No Sales Load         (24.47)%       (2.02)%              1.03 %
------------------------- ------------ --------------- -------------------------
3.75% Maximum Sales Load    (27.30)%       (3.26)%             (0.07)%
------------------------- ------------ --------------- -------------------------


>>   The graph  assumes an initial  $10,000  investment  ($9,625 after a maximum
     sales  load  of  3.75%)  at  October  3,  1997  (date  of  initial   public
     investment). All dividends and distributions are reinvested.

>> At March 31, 2001, the value of the WST Growth Fund Investor Class Shares would have decreased to $9,975 - a cumulative total investment return of (0.25)% since October 3, 1997. Without the deduction of the 3.75% maximum sales load, the WST Growth Fund Investor Class Shares would have grown to $10,363 - a cumulative total investment return of 3.63% since October 3, 1997.

>> At March 31, 2001, the value of a similar investment in the S&P 500 Total Return Index would have increased to $12,590 - a cumulative total investment return of 25.90%; and a similar investment in the combined index of 60% S&P 500 Total Return Index, 20% Russell 2000 Index and 20% Lehman Intermediate Government/Corporate Bond Index ("Combined Index") would have increased to $12,213 - a cumulative total investment return of 22.13% since October 3, 1997. The S&P 500 Total Return Index will replace the Combined Index used for illustrative purposes in prior annual reports as the Investment Advisor feels that the S&P 500 Total Return Index is a more accurate representation of the WST Growth Fund's current investment strategy than the Combined Index. Prior to March 31, 2000, the investment strategy of the WST Growth Fund focused on equity and income securities. Subsequent to March 31, 2000, this strategy was modified to focus primarily on equity securities, such as those included in the S&P 500 Total Return Index. For the fiscal year ended March 31, 2001, the investment in the WST Growth Fund Investor Class Shares decreased in value by $3,231; the similar investment in the S&P 500 Total Return Index would have decreased in value by $3,484; and the similar investment in the Combined Index would have decreased in value by $2,079.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.24%

      Beverages - 3.13%
           Pepsico, Inc. .......................................................                    12,000               $   526,800
                                                                                                                         -----------

      Biopharmaceuticals - 2.69%
           Pharmacia Corporation ...............................................                     9,000                   453,330
                                                                                                                         -----------

      Building Materials - 1.97%
           Lowe's Companies, Inc. ..............................................                     5,700                   331,854
                                                                                                                         -----------

      Computers - 4.47%
        (a)Dell Computer Corporation ...........................................                    17,000                   436,688
        (a)Sun Microsystems, Inc. ..............................................                    20,500                   315,085
                                                                                                                         -----------
                                                                                                                             751,773
                                                                                                                         -----------
      Computer Software & Services - 9.74%
        (a)AOL Time Warner Inc. ................................................                    10,000                   402,500
           First Data Corporation ..............................................                     7,000                   417,970
        (a)Microsoft Corporation ...............................................                     9,500                   518,937
        (a)Oracle Corporation ..................................................                    20,000                   299,600
                                                                                                                         -----------
                                                                                                                           1,639,007
                                                                                                                         -----------
      Electrical Equipment - 3.31%
           Emerson Electric Co. ................................................                     9,000                   557,640
                                                                                                                         -----------

      Electronics - Semiconductor - 3.93%
           Intel Corporation ...................................................                    11,000                   289,437
           Texas Instruments Incorporated ......................................                    12,000                   371,760
                                                                                                                         -----------
                                                                                                                             661,197
                                                                                                                         -----------
      Entertainment - 2.38%
           The Walt Disney Company .............................................                    14,000                   400,260
                                                                                                                         -----------

      Financial - Banks, Money Centers - 5.66%
           Citigroup Inc. ......................................................                    11,166                   502,247
           J.P. Morgan Chase & Co. .............................................                    10,000                   449,000
                                                                                                                         -----------
                                                                                                                             951,247
                                                                                                                         -----------
      Financial Services - 5.53%
           American Express Company ............................................                    11,000                   454,300
           Fannie Mae ..........................................................                     6,000                   476,700
                                                                                                                         -----------
                                                                                                                             931,000
                                                                                                                         -----------
      Industrial Materials - Specialty - 2.97%
        (a)The AES Corporation .................................................                    10,000                   499,600
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Insurance - Life & Health - 5.07%
           AFLAC  INCORPORATED ...................................................                   12,000              $   330,480
           Marsh & McLennan Companies, Inc. ......................................                    5,500                  522,610
                                                                                                                         -----------
                                                                                                                             853,090
                                                                                                                         -----------
      Insurance - Multiline - 4.43%
           American International Group, Inc. ....................................                    5,250                  422,625
           CIGNA Corporation .....................................................                    3,000                  321,780
                                                                                                                         -----------
                                                                                                                             744,405
                                                                                                                         -----------
      Medical Supplies - 2.60%
           Johnson & Johnson .....................................................                    5,000                  437,300
                                                                                                                         -----------

      Miscellaneous - Manufacturing - 3.08%
           Tyco International Ltd. ...............................................                   12,000                  518,760
                                                                                                                         -----------

      Oil & Gas - International - 2.47%
        (a)Noble Drilling Corporation ............................................                    9,000                  415,350
                                                                                                                         -----------

      Oil & Gas - Equipment & Services - 2.74%
           Schlumberger Limited ..................................................                    8,000                  460,880
                                                                                                                         -----------

      Oil & Gas - Exploration - 2.89%
           Exxon Mobil Corporation ...............................................                    6,000                  486,000
                                                                                                                         -----------

      Packaging & Containers - 3.23%
           Kimberly-Clark Corporation ............................................                    8,000                  542,800
                                                                                                                         -----------

      Pharmaceuticals - 5.08%
           Merck & Co., Inc. .....................................................                    5,500                  417,450
           Schering-Plough Corporation ...........................................                   12,000                  438,000
                                                                                                                         -----------
                                                                                                                             855,450
                                                                                                                         -----------
      Publishing - Newspaper - 2.68%
           The New York Times Company ............................................                   11,000                  450,340
                                                                                                                         -----------

      Retail - Drugstores - 2.78%
           CVS Corporation .......................................................                    8,000                  467,920
                                                                                                                         -----------

      Retail - General Merchandise - 3.09%
        (a)Dollar Tree Stores, Inc. ..............................................                   27,000                  520,171
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Telecommunications - 7.21%
           ALLTEL Corporation ..........................................................              6,500              $   340,990
        (a)Tellabs, Inc. ...............................................................             11,000                  447,563
           Verizon Communications Inc. .................................................              8,600                  423,980
                                                                                                                         -----------
                                                                                                                           1,212,533
                                                                                                                         -----------
      Utilities - Telecommunications - 3.11%
        (a)Worldcom, Inc. ..............................................................             28,000                  523,250
                                                                                                                         -----------

           Total Common Stocks (Cost $16,534,437) .........................................................               16,191,957
                                                                                                                         -----------

INVESTMENT COMPANY - 3.09%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares (Cost $520,468) .....................            520,468                  520,468
                                                                                                                         -----------



Total Value of Investments (Cost $17,054,905 (b)) ......................................              99.33 %            $16,712,425
Other Assets Less Liabilities ..........................................................               0.67 %                112,673
                                                                                                     ------              -----------
      Net Assets .......................................................................             100.00 %            $16,825,098
                                                                                                     ======              ===========



      (a) Non-income producing investment.

      (b) Aggregate cost for federal income tax purposes is $17,063,618.   Unrealized appreciation/(depreciation) of
          investments for federal income tax purposes is as follows:



           Unrealized appreciation .........................................................................            $ 1,286,877
           Unrealized depreciation .........................................................................             (1,638,070)
                                                                                                                        -----------

                      Net unrealized depreciation ..........................................................            $  (351,193)
                                                                                                                        ===========








See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Investments, at value (cost $17,054,905) ........................................................                $ 16,712,425
      Cash ............................................................................................                         297
      Income receivable ...............................................................................                      15,058
      Receivable for investments sold .................................................................                     263,991
      Deferred organization expenses, net (note 4) ....................................................                      12,298
                                                                                                                       ------------

           Total assets ...............................................................................                  17,004,069
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      25,489
      Payable for investment purchases ................................................................                     153,000
      Other liabilities ...............................................................................                         482
                                                                                                                       ------------

           Total liabilities ..........................................................................                     178,971
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 16,825,098
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 17,578,781
      Accumulated net realized loss on investments ....................................................                    (411,203)
      Net unrealized depreciation on investments ......................................................                    (342,480)
                                                                                                                       ------------
                                                                                                                       $ 16,825,098
                                                                                                                       ============

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($472,698 / 44,856 shares) .................................................................                $      10.54
                                                                                                                       ============

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($14,405,659 / 1,337,066 shares) ...........................................................                $      10.77
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($1,946,741 / 183,946 shares) ..............................................................                $      10.58
                                                                                                                       ============
      Maximum offering price per share (100 / 96.25 of $10.58) ........................................                $      10.99
                                                                                                                       ============








See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................              $     7,131
           Dividends .....................................................................................                  185,810
                                                                                                                        -----------

               Total income ..............................................................................                  192,941
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                  146,812
           Fund administration fees (note 2) .............................................................                   34,256
           Distribution and service fees - Investor Class Shares (note 3) ................................                   14,791
           Distribution and service fees - Class C Shares (note 3) .......................................                    3,791
           Custody fees ..................................................................................                    5,972
           Registration and filing administration fees (note 2) ..........................................                    6,108
           Fund accounting fees (note 2) .................................................................                   43,576
           Audit fees ....................................................................................                   13,501
           Legal fees ....................................................................................                   10,920
           Securities pricing fees .......................................................................                    3,069
           Shareholder recordkeeping fees ................................................................                   16,000
           Shareholder servicing expenses ................................................................                    9,000
           Registration and filing expenses ..............................................................                    5,701
           Printing expenses .............................................................................                   12,859
           Amortization of deferred organization expenses (note 4) .......................................                    8,227
           Trustee fees and meeting expenses .............................................................                    4,000
           Other operating expenses ......................................................................                    7,000
                                                                                                                        -----------

               Total expenses ............................................................................                  345,583
                                                                                                                        -----------

                    Net investment loss ..................................................................                 (152,642)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                  765,833
      Decrease in unrealized appreciation on investments .................................................               (5,697,958)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (4,932,125)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(5,084,767)
                                                                                                                        ===========




See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended         Year ended
                                                                                                   March 31,          March 31,
                                                                                                     2001               2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................              $  (152,642)       $   (85,187)
         Net realized gain (loss) from investment transactions .....................                  765,833           (555,913)
         (Decrease) increase in unrealized appreciation on investments .............               (5,697,958)         2,771,724
                                                                                                  -----------        -----------
              Net (decrease) increase in net assets resulting from operations ......               (5,084,767)         2,130,624
                                                                                                  -----------        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                   75,933          5,744,786
                                                                                                  -----------        -----------

                     Total (decrease) increase in net assets .......................               (5,008,834)         7,875,410

NET ASSETS
     Beginning of year .............................................................               21,833,932         13,958,522
                                                                                                  -----------        -----------

     End of year ...................................................................              $16,825,098        $21,833,932
                                                                                                  ===========        ===========


(a) A summary of capital share activity follows:
                                                           -------------------------------------------------------------------------
                                                                      Year ended                            Year ended
                                                                    March 31, 2001                        March 31, 2000
                                                              Shares              Value             Shares              Value
                                                           -------------------------------------------------------------------------
---------------------------------------------------
                CLASS C SHARES
---------------------------------------------------
Shares sold .......................................              23,456        $   283,691             32,451        $   426,228 (b)
Shares redeemed ...................................             (11,052)          (137,035)                 0                  0 (b)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................              12,404        $   146,656             32,451        $   426,228 (b)
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
          INSTITUTIONAL CLASS SHARES
---------------------------------------------------
Shares sold .......................................             364,928        $ 4,545,241            331,219        $ 4,408,827
Shares redeemed ...................................            (206,613)        (2,601,649)           (46,784)          (604,849)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................             158,315        $ 1,943,592            284,435        $ 3,803,978
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
            INVESTOR CLASS SHARES
---------------------------------------------------
Shares sold .......................................              21,742        $   280,289            221,528        $ 2,686,217
Shares redeemed ...................................            (168,984)        (2,294,604)           (90,704)        (1,171,637)
                                                            -----------        -----------        -----------        -----------
     Net (decrease) increase ......................            (147,242)       $(2,014,315)           130,824        $ 1,514,580
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
                Fund Summary
---------------------------------------------------
Shares sold .......................................             410,126        $ 5,109,221            585,198        $ 7,521,272
Shares redeemed ...................................            (386,649)        (5,033,288)          (137,488)        (1,776,486)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................              23,477        $    75,933            447,710        $ 5,744,786
                                                            ===========        ===========        ===========        ===========


(b) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year ended           Period ended
                                                                                                 March 31,             March 31,
                                                                                                   2001                2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................                        $   13.99            $   13.05

     (Loss) income from investment operations
         Net investment loss ............................................                            (0.16)               (0.06)
         Net realized and unrealized (loss) gain on investments .........                            (3.29)                1.00
                                                                                                 ---------            ---------

            Total from investment operations ............................                            (3.45)                0.94
                                                                                                 ---------            ---------

Net asset value, end of period ..........................................                        $   10.54            $   13.99
                                                                                                 =========            =========

Total return ............................................................                           (24.66)%               7.20 %
                                                                                                 =========            =========

Ratios/supplemental data
    Net assets, end of period ...........................................                        $ 472,698            $ 453,984
                                                                                                 =========            =========

     Ratio of expenses to average net assets
         Before expense reimbursements and waived fees ..................                             2.44 %               2.45 %(b)
         After expense reimbursements and waived fees ...................                             2.44 %               2.34 %(b)

     Ratio of net investment loss to average net assets
         Before expense reimbursements and waived fees ..................                            (1.45)%              (1.30)%(b)
         After expense reimbursements and waived fees ...................                            (1.45)%              (1.19)%(b)

     Portfolio turnover rate ............................................                            74.25 %              50.40 %


(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.
(b) Annualized.








See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended      Period ended
                                                                  March 31,        March 31,        March 31,        March 31,
                                                                    2001             2000             1999           1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........................... $     14.20      $     12.77      $     11.29      $     10.02

     (Loss) income from investment operations
       Net investment loss .....................................       (0.08)           (0.04)            0.00             0.00
       Net realized and unrealized (loss) gain on investments ..       (3.35)            1.47             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ......................       (3.43)            1.43             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period ................................. $     10.77      $     14.20      $     12.77      $     11.29
                                                                 ===========      ===========      ===========      ===========

Total return ...................................................      (24.08)%          11.20 %          13.11 %          12.72 %
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period ................................. $14,405,659      $16,737,026      $11,419,391      $ 6,376,193
                                                                 ===========      ===========      ===========      ===========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees ...........        1.68 %           1.68 %           2.08 %           3.15 %(b)
       After expense reimbursements and waived fees ............        1.68 %           1.60 %           1.75 %           1.75 %(b)

     Ratio of net investment (loss) income to average net assets
       Before expense reimbursements and waived fees ...........       (0.69)%          (0.45)%          (0.35)%          (1.31)%(b)
       After expense reimbursements and waived fees ............       (0.69)%          (0.37)%          (0.01)%           0.09 %(b)

     Portfolio turnover rate ...................................       74.25 %          50.40 %          31.11 %          23.64 %


(a) For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.
(b) Annualized.







See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended       Period ended
                                                                  March 31,        March 31,        March 31,         March 31,
                                                                    2001             2000             1999            1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................     $     14.02      $     12.67      $     11.26      $     10.22

     (Loss) income from investment operations
       Net investment loss .................................           (0.18)           (0.10)           (0.04)           (0.01)
       Net realized and unrealized (loss) gain on investments          (3.26)            1.45             1.45             1.05
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ..................           (3.44)            1.35             1.41             1.04
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period .............................     $     10.58      $     14.02      $     12.67      $     11.26
                                                                 ===========      ===========      ===========      ===========

Total return (b) ...........................................          (24.47)%          10.66 %          12.52 %          10.19 %
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period .............................     $ 1,946,741      $ 4,642,922      $ 2,539,131      $   763,186
                                                                 ===========      ===========      ===========      ===========


     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees .......            2.14 %           2.15 %           2.56 %           3.63 %(c)
       After expense reimbursements and waived fees ........            2.14 %           2.10 %           2.25 %           2.25 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees .......           (1.13)%          (0.93)%          (0.84)%          (1.70)%(c)
       After expense reimbursements and waived fees ........           (1.13)%          (0.88)%          (0.53)%          (0.31)%(c)

     Portfolio turnover rate ...............................           74.25 %          50.40 %          31.11 %          23.64 %

(a)  For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.
(b)  Total return does not reflect payment of a sales charge.
(c)  Annualized.






See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), an open-end investment company formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.


         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $402,490, of which $38,052 expires in the year 2007 and $364,438 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $152,642 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.


                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $14,791 of such expenses for the Investor Class Shares and $3,791 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2001.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,066,608 and $14,567,624, respectively, for the year ended March 31, 2001.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:


We have audited the accompanying statement of assets and liabilities of WST Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

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











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




________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

________________________________________________________________________________


                                     [LOGO]

                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II


                                 CLASS C SHARES


                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2001


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

[LETTERHEAD]


                                 WST Growth Fund
                                  Annual Report
                                 Class C Shares

           "I like to buy stocks when the bears are giving them away."
                                                                  WARREN BUFFETT


The twelve-month period ending March 31, 2001, which coincides with the fiscal year of the WST Growth Fund, was one of the most challenging ever for stock investors. From its peak on March 24, 2000 to its bottom on March 22, 2001, the S&P 500 generated a total return including income of negative 26%. Many investors, particularly those in the tech sector, are now facing portfolio losses of 60% percent or more. Fear is rampant on Wall Street, having overwhelmed its evil twin Greed, and owners of stocks are beginning to capitulate by selling into the market's weakness. Despite the continued declines in the first few days of April, we believe that the market is making a major bottom. It is more important now than ever to maintain a long-term perspective. History repeats itself and both the market's fundamentals and its technical patterns point to higher equity prices over the next twelve months. Unfortunately the fund suffered along with the market last year, declining 24.66% over the twelve-month period ending March 31st. This return is slightly below that of the S&P 500, which fell 21.7% over the same period.

We continue to fine-tune the holdings in your Fund in our ongoing effort to insure that you own the best quality companies possible. Quality is the key as investors seek safety in times of fear and these companies will participate fully in the improved market environment we expect to see soon.

Seasoned investors, who experienced similar volatility in 1990, 1994 and 1998, know that markets move in cycles and that this particularly painful bear phase is part of the long-term investment process. Investors who have joined us in the last eighteen months need to remain patient as we wait for the markets to present a few opportunities to generate profits. We appreciate your patience and hope this letter will help you gain confidence in the future of the companies you own and the Fund overall.

                     Stocks: From Overvalued To Undervalued?

One of the most widely known contrary indicators used by market technicians is the level of bearishness in the media. In recent weeks, bears have graced the covers of Time, Newsweek, Business Week and Fortune and the talking heads on CNBC have everyone feeling sick to their stomachs. Fortunately, this level of bearishness is often indicative of a market bottom and as usual the media will be late to the party when reporting the next phase of the bull market when it occurs.

As we discussed in previous letters, the current market turmoil is primarily the result of excessive valuations in general and a long overdue technology correction. As we discussed on several occasions, certain segments of the market were overvalued and the NASDAQ's 39% correction in 2000 came as no real surprise. By avoiding names like Cisco, JDS Uniphase and the entire dot com arena, we were able to minimize volatility last year. The 15% correction in the S&P 500 from March 2000 to December of 2000 was also well within the range of previous technical corrections throughout the `90s.

What has been surprising is the severity of the decline during 2001. The technology inventory correction has spread into the rest of the economy resulting in the most rapid deceleration of corporate profits ever recorded. Several CEOs have noted to us in conversations that they have never seen business slow down as quickly as in late 2000 and early 2001. The result has been a swing in the pendulum from overvaluation to undervaluation in many stocks.

                          Performance: No Place to Hide

The market performance numbers listed above indicate that unlike 1994 or last year, the U.S. stock market offered no place for investors to hide in the first part of 2001. All of the major asset classes produced negative performance with the technology laden NASDAQ once again leading the downturn. Cumulative losses for this index since its peak a year ago now stand at 65%, a startling number which even so, masks the real carnage of the internet sector where success has been defined by mere survival for the companies left standing. The 21.7% decline in the S&P 500 during the Fund's fiscal year is a figure on par with the other major bear markets experienced during the past 100 years. "Classic growth" investors suffered even more during the year as the Vanguard Growth Index Fund declined 38.5%. A number of major growth mutual funds have suffered cumulative declines of over 50%, thereby retracing all of the gains they posted in the heady market of 1997-1999.

In the midst of all of this misery, our bullish thesis is supported by our view that the current bear market has run its course. While historical averages are not precise predictors, this indicator suggests that we are nearing a bottom.

                     Growth vs. Value: Shift in Leadership?

We have spoken at length in previous letters about the ongoing performance battle between growth and value stocks. The chart we included in our last letter depicted the dramatic rebound in the value sector over the past twelve months, with value actually posting positive returns after several years of miserable performance. Wilbanks, Smith & Thomas is a core manager with an emphasis on growth. Our goal is to outperform the S&P 500 without the volatility suffered by each of the two investment disciplines as they rotate in and out of favor.

As a core manager, a fundamental part of our top down research involves an evaluation of the relative attractiveness of various sectors of the market. While it may take several more quarters to finish washing out certain richly valued parts of the market, many former growth stocks are now priced like value stocks. Microsoft, Dell Computer and Tellabs are examples of very high quality names in the tech sector, which through their declines, are now priced like old-fashioned value stocks. Like Mr. Buffett, we like to buy stocks when the bears are giving them away and we now have our sights set on a number of other great growth companies that are for the first time in several years trading at prices that we deem reasonable. We will take advantage of these great opportunities.

                   Sector Research: Watching the Fundamentals

During the first quarter several sectors sold off without significant fundamental deterioration and represent attractive areas for investment now. The financial and health care sectors are each down over 20% this year. Although each is impacted to an extent by the weaker economy, each has fundamentals that remain relatively strong.

The backdrop for the financial sector has rarely been better with falling interest rates, expanding profit margins, and strong credit quality. The WST Growth Fund owns a trophy team of stallions. These include names such as AFLAC, American Express, and American International Group, (representing 2.0%, 2.7%, and 2.5% of the Fund's net assets, respectively) and recent additions such as Marsh McLennan and JP Morgan Chase, (representing 3.1% and 2.7% of the Fund's net assets, respectively). These companies generate massive amounts of free cash flow and most have a global presence.

We believe the graying of the American public and the new generation of drug technologies over the next five years will drive the success of our health care investments. Major drug companies can now be purchased at P/E ratios close to that of the market, a compelling level given these businesses' unique growth and defensive characteristics. Merck, Johnson & Johnson, Pharmacia, and Schering-Plough, (representing 2.5%, 2.6%, 2.7%, and 2.6% of the Fund's net assets, respectively) each have enviable business models which sport 75% gross margins and billions of dollars of free cash flow. These companies are on sale and it's time to go shopping!!


                     Research: Regulation FD Raises the Bar

Wilbanks, Smith & Thomas' research team has been working diligently during the past five months as Regulation FD took full effect on Wall Street with rather tumultuous results. Under the new regulation, whenever a company, or person acting on its behalf, discloses material nonpublic information to certain specified persons (in general, securities market professionals or holders of the company's securities who may be expected to trade on the basis of the information), the issuer must make public disclosure of that same information simultaneously (for intentional disclosures), or promptly - at least within the later of (i) 24 hours or (ii) the beginning of the next New York Stock Exchange trading day - (for unintentional disclosures). The impact of the new rule coupled with the rapid change in economic conditions resulted in an earnings season resembling a minefield. Whereas companies used to manage the Street's expectations for their quarterly earnings by discreetly leaking bits of information to a few analysts, the information flow is very lumpy now. Companies remain quiet until the information gap concerns them, then they preannounce their expectations causing huge volatility in the price of their stock. In a positive economic environment these surprises would be good news. Unfortunately the new regulations come at a time when many business models are under pressure, so negative surprises are the norm.

As a result, our analysts are mining more information from sources outside of corporate management. While we feel that hearing management's spin is a critical part of the due diligence process, conversations with suppliers, customers, and lower level management often afford us a view of both company and industry trends before the Street sees them. While we deeply believe in the excellence of our management teams we are also fans of the Ronald Reagan "trust but verify" doctrine. Put pejoratively, we view corporate management as the suspect and we are detectives. In that role we want to interview all of the witnesses we can in addition to listening to the suspect's side of the story.

We have also increased our reliance on our internal earnings models rather than using Wall Street research as Reg FD has diminished the quality of the published material. To that end we have actually increased the time spent reviewing our estimates with senior management as well as the other industry contacts. For example, during the first quarter of 2001, we had private one-on-one meetings with the CEOs of Kimberly-Clark, WorldCom, and Dollar Tree Stores. These meetings reinforce our conviction that our business models will stand the test of the economic slowdown and will remain great investments in the future. We are very encouraged by the direction that this work is taking us, although the market conditions during the first quarter made it seem at times that these efforts were futile.

              Portfolio Management: Put Your Best Team On The Floor

When a basketball team reaches the key moment in a game, the coach makes sure he has his best team on the floor. We view portfolio management in the same light. It will be critical for investors to own the highest quality securities with the best fundamentals in order to take maximum advantage of the rally we expect over the next twelve months. Our goal is to make sure we have 30-40 stocks in your Fund, all of which are hitting on all cylinders, so that the portfolio is positioned to outperform the S&P 500 in a better environment.

Occasionally we are forced to eliminate companies that are not performing up to our expectations and we use these situations to upgrade the overall quality of the portfolio. Our recent swap out of Motorola and into Dell Computer (representing 2.6% of the Fund's net assets) is an example of such a swap. After considerable research including visits with Motorola management, we concluded that CEO Tom Galvin lacked the resources we felt he needed to deliver the results that we were attempting to achieve through our investment in the company. After repeated failures with what was formerly a great business model, we made the decision to sell Motorola and replace it with a company with better management and greater business visibility for the next twelve months.

Dell is run by the revered business leader, Michael Dell, and is clearly the "best in breed" within the PC sector in terms of its business model. Compaq, IBM, and Hewlett Packard are all suffering the pains of having to compete with Dell. We expect a mini boom in PC spending next year as corporations upgrade the technology purchased in 1998 and 1999 in anticipation of Y2K and Dell will lead the market out as the PC cycle turns more favorable.

In addition to the Dell trade, seasoned portfolios saw sales of partial positions in several other companies in order to rebalance portfolios. Positions trimmed back this quarter include Tyco, Lowe's, Oracle and AOL (now representing 3.1%, 2.0%, 1.8% and 2.4% of the Fund's net assets, respectively). These sales reduced positions back to a normal allocation and gave us the opportunity to invest the proceeds in new ideas.

                       Market Outlook: 2002 Looks Great!!!

While this letter focuses primarily on our views of certain sectors and stocks and on the research process, we realize that most investors are much more concerned with the macro picture as it relates to the short term direction of the stock market. Occasionally one of the press's "Perma Bears" will draw parallels between the U.S. market at current levels and during periods such as 1929 and the early `70s. We believe the underlying fundaments of the U.S. economy are dramatically different today than they were in those cases. Today's economy enjoys low inflation (3%), low interest rates (4.5% - 5%), a massive $6 trillion budget surplus, a healthy financial and banking system and a relatively peaceful global political backdrop. The U.S. economy is also supported by a very accommodative Federal Reserve, which has even recently shown its willingness to aggressively cut interest rates to stimulate economic growth. These actions contrast those of government officials in the late `20s or early `70s when interest rates actually increased despite economic weakness.

Another parallel we see being drawn is that between the U.S. stock market and the Japanese stock market. Again we believe this comparison is invalid given the abundance of capital and raw materials available in the U.S. While last year's internet bubble does resemble the Nikkei index in 1989, we remain convinced that the majority of the high quality, fast growing companies in the U.S. technology sector are approaching such reasonable valuations that strong returns are likely going forward.

We believe that the shake out that has occurred in technology will result in a more reasonably capitalized and well-positioned set of companies. We mentioned our belief that a major PC investment cycle should occur over the next 12 - 18 months as the productivity boom in the U.S. continues and there is a good chance that this up cycle will catch Wall Street off guard.

Most importantly, our outlook for corporate profit growth in 2002 is much stronger than many Wall Street analysts expect. The recent round of layoffs will result in lean and mean corporate structures and these revitalized corporate engines will generate substantially higher profit with any increase in top line revenue. For example, once General Electric lays off 60,000 workers from its Honeywell acquisition, the remaining company will be far more profitable as business rebounds. Also, 2002 corporate profits will be compared with a miserable 2001, providing investors with even greater year-over-year earnings growth.

Investors need to remember that the market is a discounting mechanism and "Mr. Market" always looks 9-12 months ahead. We believe large institutional investors will focus on the robust 2002 outlook during the next three months and will begin to bid U.S. stock prices higher. Our technical indicators look very promising, just as they did in December of 1987, January of 1991, August of 1994 and October of 1998. These were the times when the market outlook appeared most bleak, and each proved to be unique buying opportunities for investors who maintained a long-term focus and were able to ignore the Wall Street Journal and the shrill of CNBC.

                                     Summary

We sincerely appreciate your support and ability to maintain a long-term focus in what has been a unique and volatile market environment. The Fund is full of great growing businesses run by top management teams and this is what drives stock values over the long haul.

We continue to work diligently on the firm's website and anticipate a number of upgrades in the near future. Our goal over the next six to nine months is to keep the website more current and include more up to the minute data on our views of your companies. We have expanded the section which discusses current portfolio holdings and have long term plans to include an audio section which will enable clients to listen to interviews with the portfolio management team. We will keep you apprised of our activities in this area.

Finally we thank all of you for the outpouring of support and affection in response to the untimely passing of Norwood Thomas. His commitment to his clients and our firm was unwavering. We appreciate the continued confidence of these clients and look forward to maintaining the same commitment to service and attention to detail that was Norwood's trademark.

Please let us know if you have any further questions or comments. We hope you have a pleasant spring and we look forward to improved markets ahead.

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
T. Carl Turnage
Lawrence A. Bernert, III
D. J. Kyle Elliott





   *Statistical data provided herein was obtained from the following sources:
                         Baseline Financial Services.*

--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated. Important factors that could result in such differences, include general economic conditions such as inflation, recession and interest rates.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

                                 WST GROWTH FUND
                                 Class C Shares

                     Performance Update - $10,000 Investment
                For the period from May 20, 1999 (Date of Initial
                      Public Investment) to March 31, 2001


[Line graph here]:

--------------------------------------------------------------------------------
          WST Growth Fund                   60% S&P 500 Total Return Index,
          Class C          S&P 500 Total    20% Russell 2000 Index and
          Shares           Return Index     20% Lehman Int. Govt/Corp Bond Index
--------------------------------------------------------------------------------

 5/20/99    $10,000          $10,000                 $10,000
 6/30/99     10,245           10,267                  10,202
 9/30/99      9,310            9,626                   9,708
12/31/99     10,575           11,058                  10,925
 3/31/00     10,720           11,311                  11,273
 6/30/00     10,398           11,011                  11,040
 9/30/00      9,778           10,904                  11,069
12/31/00      9,073           10,051                  10,484
 3/31/01      8,077            8,859                   9,710


This graph depicts the performance of the WST Growth Fund Class C Shares versus the S&P 500 Total Return Index and the combined index of 60% S&P 500 Total Return Index, 20% Russell 2000 Index and 20% Lehman Intermediate Government/Corporate Bond Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns
                --------------------- ---------------------------
                       One Year          Since 5/20/99 (Date of
                                       Initial Public Investment)
                --------------------- ---------------------------
                       (24.66)%                (10.82)%
                --------------------- ---------------------------


>>   The graph  assumes  an initial  $10,000  investment  at May 20,  1999 (date
     ofinitial  public   investment).   All  dividends  and   distributions  are
     reinvested.

>> At March 31, 2001, the value of the WST Growth Fund Class C Shares would have decreased to $8,077 - a cumulative total investment return of (19.23)% since May 20, 1999.

>> At March 31, 2001, the value of a similar investment in the S&P 500 Total Return Index would have decreased to $8,859 - a cumulative total investment return of (11.41)%; and a similar investment in the combined index of 60% S&P 500 Total Return Index, 20% Russell 2000 Index and 20% Lehman Intermediate Government/Corporate Bond Index ("Combined Index") would have decreased to $ 9,710 - a cumulative total investment return of (2.90)% since May 20, 1999. The S&P 500 Total Return Index will replace the Combined Index used for illustrative purposes in prior annual reports as the Investment Advisor feels that the S&P 500 Total Return Index is a more accurate representation of the WST Growth Fund's current investment strategy than the Combined Index. Prior to March 31, 2000, the investment strategy of the WST Growth Fund focused on equity and income securities. Subsequent to March 31, 2000, this strategy was modified to focus primarily on equity securities, such as those included in the S&P 500 Total Return Index. For the fiscal year ended March 31, 2001, the investment in the WST Growth Fund Class C Shares would have decreased in value by $2,644; the similar investment in the S&P 500 Total Return Index would have decreased in value by $2,452; and the similar investment in the Combined Index would have decreased in value by $1,563.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.24%

      Beverages - 3.13%
           Pepsico, Inc. .......................................................                    12,000               $   526,800
                                                                                                                         -----------

      Biopharmaceuticals - 2.69%
           Pharmacia Corporation ...............................................                     9,000                   453,330
                                                                                                                         -----------

      Building Materials - 1.97%
           Lowe's Companies, Inc. ..............................................                     5,700                   331,854
                                                                                                                         -----------

      Computers - 4.47%
        (a)Dell Computer Corporation ...........................................                    17,000                   436,688
        (a)Sun Microsystems, Inc. ..............................................                    20,500                   315,085
                                                                                                                         -----------
                                                                                                                             751,773
                                                                                                                         -----------
      Computer Software & Services - 9.74%
        (a)AOL Time Warner Inc. ................................................                    10,000                   402,500
           First Data Corporation ..............................................                     7,000                   417,970
        (a)Microsoft Corporation ...............................................                     9,500                   518,937
        (a)Oracle Corporation ..................................................                    20,000                   299,600
                                                                                                                         -----------
                                                                                                                           1,639,007
                                                                                                                         -----------
      Electrical Equipment - 3.31%
           Emerson Electric Co. ................................................                     9,000                   557,640
                                                                                                                         -----------

      Electronics - Semiconductor - 3.93%
           Intel Corporation ...................................................                    11,000                   289,437
           Texas Instruments Incorporated ......................................                    12,000                   371,760
                                                                                                                         -----------
                                                                                                                             661,197
                                                                                                                         -----------
      Entertainment - 2.38%
           The Walt Disney Company .............................................                    14,000                   400,260
                                                                                                                         -----------

      Financial - Banks, Money Centers - 5.66%
           Citigroup Inc. ......................................................                    11,166                   502,247
           J.P. Morgan Chase & Co. .............................................                    10,000                   449,000
                                                                                                                         -----------
                                                                                                                             951,247
                                                                                                                         -----------
      Financial Services - 5.53%
           American Express Company ............................................                    11,000                   454,300
           Fannie Mae ..........................................................                     6,000                   476,700
                                                                                                                         -----------
                                                                                                                             931,000
                                                                                                                         -----------
      Industrial Materials - Specialty - 2.97%
        (a)The AES Corporation .................................................                    10,000                   499,600
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Insurance - Life & Health - 5.07%
           AFLAC  INCORPORATED ...................................................                   12,000              $   330,480
           Marsh & McLennan Companies, Inc. ......................................                    5,500                  522,610
                                                                                                                         -----------
                                                                                                                             853,090
                                                                                                                         -----------
      Insurance - Multiline - 4.43%
           American International Group, Inc. ....................................                    5,250                  422,625
           CIGNA Corporation .....................................................                    3,000                  321,780
                                                                                                                         -----------
                                                                                                                             744,405
                                                                                                                         -----------
      Medical Supplies - 2.60%
           Johnson & Johnson .....................................................                    5,000                  437,300
                                                                                                                         -----------

      Miscellaneous - Manufacturing - 3.08%
           Tyco International Ltd. ...............................................                   12,000                  518,760
                                                                                                                         -----------

      Oil & Gas - International - 2.47%
        (a)Noble Drilling Corporation ............................................                    9,000                  415,350
                                                                                                                         -----------

      Oil & Gas - Equipment & Services - 2.74%
           Schlumberger Limited ..................................................                    8,000                  460,880
                                                                                                                         -----------

      Oil & Gas - Exploration - 2.89%
           Exxon Mobil Corporation ...............................................                    6,000                  486,000
                                                                                                                         -----------

      Packaging & Containers - 3.23%
           Kimberly-Clark Corporation ............................................                    8,000                  542,800
                                                                                                                         -----------

      Pharmaceuticals - 5.08%
           Merck & Co., Inc. .....................................................                    5,500                  417,450
           Schering-Plough Corporation ...........................................                   12,000                  438,000
                                                                                                                         -----------
                                                                                                                             855,450
                                                                                                                         -----------
      Publishing - Newspaper - 2.68%
           The New York Times Company ............................................                   11,000                  450,340
                                                                                                                         -----------

      Retail - Drugstores - 2.78%
           CVS Corporation .......................................................                    8,000                  467,920
                                                                                                                         -----------

      Retail - General Merchandise - 3.09%
        (a)Dollar Tree Stores, Inc. ..............................................                   27,000                  520,171
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Telecommunications - 7.21%
           ALLTEL Corporation ..........................................................              6,500              $   340,990
        (a)Tellabs, Inc. ...............................................................             11,000                  447,563
           Verizon Communications Inc. .................................................              8,600                  423,980
                                                                                                                         -----------
                                                                                                                           1,212,533
                                                                                                                         -----------
      Utilities - Telecommunications - 3.11%
        (a)Worldcom, Inc. ..............................................................             28,000                  523,250
                                                                                                                         -----------

           Total Common Stocks (Cost $16,534,437) .........................................................               16,191,957
                                                                                                                         -----------

INVESTMENT COMPANY - 3.09%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares (Cost $520,468) .....................            520,468                  520,468
                                                                                                                         -----------



Total Value of Investments (Cost $17,054,905 (b)) ......................................              99.33 %            $16,712,425
Other Assets Less Liabilities ..........................................................               0.67 %                112,673
                                                                                                     ------              -----------
      Net Assets .......................................................................             100.00 %            $16,825,098
                                                                                                     ======              ===========



      (a) Non-income producing investment.

      (b) Aggregate cost for federal income tax purposes is $17,063,618.   Unrealized appreciation/(depreciation) of
          investments for federal income tax purposes is as follows:



           Unrealized appreciation .........................................................................            $ 1,286,877
           Unrealized depreciation .........................................................................             (1,638,070)
                                                                                                                        -----------

                      Net unrealized depreciation ..........................................................            $  (351,193)
                                                                                                                        ===========








See accompanying notes to financial statements



                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Investments, at value (cost $17,054,905) ........................................................                $ 16,712,425
      Cash ............................................................................................                         297
      Income receivable ...............................................................................                      15,058
      Receivable for investments sold .................................................................                     263,991
      Deferred organization expenses, net (note 4) ....................................................                      12,298
                                                                                                                       ------------

           Total assets ...............................................................................                  17,004,069
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      25,489
      Payable for investment purchases ................................................................                     153,000
      Other liabilities ...............................................................................                         482
                                                                                                                       ------------

           Total liabilities ..........................................................................                     178,971
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 16,825,098
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 17,578,781
      Accumulated net realized loss on investments ....................................................                    (411,203)
      Net unrealized depreciation on investments ......................................................                    (342,480)
                                                                                                                       ------------
                                                                                                                       $ 16,825,098
                                                                                                                       ============

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($472,698 / 44,856 shares) .................................................................                $      10.54
                                                                                                                       ============

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($14,405,659 / 1,337,066 shares) ...........................................................                $      10.77
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($1,946,741 / 183,946 shares) ..............................................................                $      10.58
                                                                                                                       ============
      Maximum offering price per share (100 / 96.25 of $10.58) ........................................                $      10.99
                                                                                                                       ============








See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................              $     7,131
           Dividends .....................................................................................                  185,810
                                                                                                                        -----------

               Total income ..............................................................................                  192,941
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                  146,812
           Fund administration fees (note 2) .............................................................                   34,256
           Distribution and service fees - Investor Class Shares (note 3) ................................                   14,791
           Distribution and service fees - Class C Shares (note 3) .......................................                    3,791
           Custody fees ..................................................................................                    5,972
           Registration and filing administration fees (note 2) ..........................................                    6,108
           Fund accounting fees (note 2) .................................................................                   43,576
           Audit fees ....................................................................................                   13,501
           Legal fees ....................................................................................                   10,920
           Securities pricing fees .......................................................................                    3,069
           Shareholder recordkeeping fees ................................................................                   16,000
           Shareholder servicing expenses ................................................................                    9,000
           Registration and filing expenses ..............................................................                    5,701
           Printing expenses .............................................................................                   12,859
           Amortization of deferred organization expenses (note 4) .......................................                    8,227
           Trustee fees and meeting expenses .............................................................                    4,000
           Other operating expenses ......................................................................                    7,000
                                                                                                                        -----------

               Total expenses ............................................................................                  345,583
                                                                                                                        -----------

                    Net investment loss ..................................................................                 (152,642)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                  765,833
      Decrease in unrealized appreciation on investments .................................................               (5,697,958)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (4,932,125)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(5,084,767)
                                                                                                                        ===========




See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended         Year ended
                                                                                                   March 31,          March 31,
                                                                                                     2001               2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................              $  (152,642)       $   (85,187)
         Net realized gain (loss) from investment transactions .....................                  765,833           (555,913)
         (Decrease) increase in unrealized appreciation on investments .............               (5,697,958)         2,771,724
                                                                                                  -----------        -----------
              Net (decrease) increase in net assets resulting from operations ......               (5,084,767)         2,130,624
                                                                                                  -----------        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                   75,933          5,744,786
                                                                                                  -----------        -----------

                     Total (decrease) increase in net assets .......................               (5,008,834)         7,875,410

NET ASSETS
     Beginning of year .............................................................               21,833,932         13,958,522
                                                                                                  -----------        -----------

     End of year ...................................................................              $16,825,098        $21,833,932
                                                                                                  ===========        ===========


(a) A summary of capital share activity follows:
                                                           -------------------------------------------------------------------------
                                                                      Year ended                            Year ended
                                                                    March 31, 2001                        March 31, 2000
                                                              Shares              Value             Shares              Value
                                                           -------------------------------------------------------------------------
---------------------------------------------------
                CLASS C SHARES
---------------------------------------------------
Shares sold .......................................              23,456        $   283,691             32,451        $   426,228 (b)
Shares redeemed ...................................             (11,052)          (137,035)                 0                  0 (b)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................              12,404        $   146,656             32,451        $   426,228 (b)
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
          INSTITUTIONAL CLASS SHARES
---------------------------------------------------
Shares sold .......................................             364,928        $ 4,545,241            331,219        $ 4,408,827
Shares redeemed ...................................            (206,613)        (2,601,649)           (46,784)          (604,849)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................             158,315        $ 1,943,592            284,435        $ 3,803,978
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
            INVESTOR CLASS SHARES
---------------------------------------------------
Shares sold .......................................              21,742        $   280,289            221,528        $ 2,686,217
Shares redeemed ...................................            (168,984)        (2,294,604)           (90,704)        (1,171,637)
                                                            -----------        -----------        -----------        -----------
     Net (decrease) increase ......................            (147,242)       $(2,014,315)           130,824        $ 1,514,580
                                                            ===========        ===========        ===========        ===========
---------------------------------------------------
                Fund Summary
---------------------------------------------------
Shares sold .......................................             410,126        $ 5,109,221            585,198        $ 7,521,272
Shares redeemed ...................................            (386,649)        (5,033,288)          (137,488)        (1,776,486)
                                                            -----------        -----------        -----------        -----------
     Net increase .................................              23,477        $    75,933            447,710        $ 5,744,786
                                                            ===========        ===========        ===========        ===========


(b) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year ended           Period ended
                                                                                                 March 31,             March 31,
                                                                                                   2001                2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................                        $   13.99            $   13.05

     (Loss) income from investment operations
         Net investment loss ............................................                            (0.16)               (0.06)
         Net realized and unrealized (loss) gain on investments .........                            (3.29)                1.00
                                                                                                 ---------            ---------

            Total from investment operations ............................                            (3.45)                0.94
                                                                                                 ---------            ---------

Net asset value, end of period ..........................................                        $   10.54            $   13.99
                                                                                                 =========            =========

Total return ............................................................                           (24.66)%               7.20 %
                                                                                                 =========            =========

Ratios/supplemental data
    Net assets, end of period ...........................................                        $ 472,698            $ 453,984
                                                                                                 =========            =========

     Ratio of expenses to average net assets
         Before expense reimbursements and waived fees ..................                             2.44 %               2.45 %(b)
         After expense reimbursements and waived fees ...................                             2.44 %               2.34 %(b)

     Ratio of net investment loss to average net assets
         Before expense reimbursements and waived fees ..................                            (1.45)%              (1.30)%(b)
         After expense reimbursements and waived fees ...................                            (1.45)%              (1.19)%(b)

     Portfolio turnover rate ............................................                            74.25 %              50.40 %


(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.
(b) Annualized.








See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended      Period ended
                                                                  March 31,        March 31,        March 31,        March 31,
                                                                    2001             2000             1999           1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........................... $     14.20      $     12.77      $     11.29      $     10.02

     (Loss) income from investment operations
       Net investment loss .....................................       (0.08)           (0.04)            0.00             0.00
       Net realized and unrealized (loss) gain on investments ..       (3.35)            1.47             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ......................       (3.43)            1.43             1.48             1.27
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period ................................. $     10.77      $     14.20      $     12.77      $     11.29
                                                                 ===========      ===========      ===========      ===========

Total return ...................................................      (24.08)%          11.20 %          13.11 %          12.72 %
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period ................................. $14,405,659      $16,737,026      $11,419,391      $ 6,376,193
                                                                 ===========      ===========      ===========      ===========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees ...........        1.68 %           1.68 %           2.08 %           3.15 %(b)
       After expense reimbursements and waived fees ............        1.68 %           1.60 %           1.75 %           1.75 %(b)

     Ratio of net investment (loss) income to average net assets
       Before expense reimbursements and waived fees ...........       (0.69)%          (0.45)%          (0.35)%          (1.31)%(b)
       After expense reimbursements and waived fees ............       (0.69)%          (0.37)%          (0.01)%           0.09 %(b)

     Portfolio turnover rate ...................................       74.25 %          50.40 %          31.11 %          23.64 %


(a) For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.
(b) Annualized.







See accompanying notes to financial statements                                                                           (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended       Year ended       Year ended       Period ended
                                                                  March 31,        March 31,        March 31,         March 31,
                                                                    2001             2000             1999            1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................     $     14.02      $     12.67      $     11.26      $     10.22

     (Loss) income from investment operations
       Net investment loss .................................           (0.18)           (0.10)           (0.04)           (0.01)
       Net realized and unrealized (loss) gain on investments          (3.26)            1.45             1.45             1.05
                                                                 -----------      -----------      -----------      -----------

         Total from investment operations ..................           (3.44)            1.35             1.41             1.04
                                                                 -----------      -----------      -----------      -----------

Net asset value, end of period .............................     $     10.58      $     14.02      $     12.67      $     11.26
                                                                 ===========      ===========      ===========      ===========

Total return (b) ...........................................          (24.47)%          10.66 %          12.52 %          10.19 %
                                                                 ===========      ===========      ===========      ===========

Ratios/supplemental data
     Net assets, end of period .............................     $ 1,946,741      $ 4,642,922      $ 2,539,131      $   763,186
                                                                 ===========      ===========      ===========      ===========


     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees .......            2.14 %           2.15 %           2.56 %           3.63 %(c)
       After expense reimbursements and waived fees ........            2.14 %           2.10 %           2.25 %           2.25 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees .......           (1.13)%          (0.93)%          (0.84)%          (1.70)%(c)
       After expense reimbursements and waived fees ........           (1.13)%          (0.88)%          (0.53)%          (0.31)%(c)

     Portfolio turnover rate ...............................           74.25 %          50.40 %          31.11 %          23.64 %

(a)  For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.
(b)  Total return does not reflect payment of a sales charge.
(c)  Annualized.






See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), an open-end investment company formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.


         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $402,490, of which $38,052 expires in the year 2007 and $364,438 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $152,642 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.


                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $14,791 of such expenses for the Investor Class Shares and $3,791 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2001.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,066,608 and $14,567,624, respectively, for the year ended March 31, 2001.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:


We have audited the accompanying statement of assets and liabilities of WST Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

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











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




________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION


                         BROWN CAPITAL MANAGEMENT FUNDS

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND
                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND
                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                              Each a series of the
                         NOTTINGHAM INVESTMENT TRUST II
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-877-892-4226

                                  July 30, 2001


                                Table of Contents
                                -----------------

   OTHER INVESTMENT POLICIES.............................................2
   INVESTMENT LIMITATIONS................................................3
   PORTFOLIO TRANSACTIONS................................................5
   NET ASSET VALUE.......................................................6
   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................7
   DESCRIPTION OF THE TRUST..............................................7
   ADDITIONAL INFORMATION CONCERNING TAXES...............................8
   MANAGEMENT AND OTHER SERVICE PROVIDERS...............................10
   SPECIAL SHAREHOLDER SERVICES.........................................17
   ADDITIONAL INFORMATION ON PERFORMANCE................................18
   FINANCIAL STATEMENTS.................................................19
   APPENDIX A - DESCRIPTION OF RATINGS..................................20



This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for The Brown Capital Management Equity Fund ("Equity Fund"), The Brown Capital Management Balanced Fund ("Balanced Fund"), The Brown Capital Management Small Company Fund ("Small Company Fund"), and The Brown Capital Management International Equity Fund ("International Equity Fund") (each a "Fund" and collectively, the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Funds' Prospectus and Annual Report may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The Equity Fund, Small Company Fund, and Balanced Fund were organized in 1992, and the International Equity Fund was organized in 1999, as diversified, open-end management investment companies. The Nottingham Investment Trust II ("Trust") was organized on October 25, 1990, as a Massachusetts business trust. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectus for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Funds may invest.

Repurchase Agreements. Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor
(normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Brown Capital Management, Inc. ("Advisor"), the investment advisor to the Funds, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Funds may invest in money market instruments which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Illiquid Investments. Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular fund. A "majority" for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Equity Fund, Small Company Fund, and Balanced Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) With respect to the Balanced Fund and the Equity Fund, purchase foreign securities (except those funds may purchase foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.

As a matter of fundamental policy, the International Equity Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the International Equity Fund may invest in the readily marketable securities of companies which own or deal in such things;

(5) Underwrite securities issued by others except to the extent the International Equity Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(6) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(7) Issue senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act;

(8)  Invest 25% or more of the value of its total assets in any one country; and

(9) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.

The following are the International Equity Fund's non-fundamental operating restrictions, which may be changed by the Trustees without shareholder approval. The International Equity Fund may not:

(1) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2)  Purchase securities on margin but the International  Equity Fund may obtain
     such  short-term   credits  as  may  be  necessary  for  the  clearance  of
     transactions;

(3) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the International Equity Fund does not own. A short sale is "against the box" to the extent that the International Equity Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(4) Participate on a joint or joint and several basis in any trading account in securities;

(5) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(6) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; and

(7)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 1999, 2000, and 2001, the Equity Fund paid brokerage commissions of $10,555, $9,397, and $11,859, respectively; the Balanced Fund paid brokerage commissions of $4,691, $7,918, and $10,131, respectively; the Small Company Fund paid brokerage commissions of $3,340, $2,199, and $11,269 respectively (the increase in brokerage commissions for the fiscal year ended March 31, 2001 was primarily due to increased trading resulting from growth in the Small Company Fund's assets); and the International Equity Fund paid brokerage commissions of $4,792 for the period May 28, 1999 (commencement of operations) to March 31, 2000 and $7,104 for the fiscal year ended March 31, 2001. As of March 31, 2001, the Equity Fund and the Balanced Fund owned $186,784 and $160,248, respectively, of common stock of J. P. Morgan Chase Company, a regular broker-dealer of the Equity Fund and Balanced Fund.


                                 NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each Class of the Funds will not be calculated.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund arc conclusive.

For the fiscal year ended March 31, 2001, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $137,973 for the Equity Fund, $175,663 for the Balanced Fund, $1,247,194 for the Small Company Fund, and $49,545 for the International Equity Fund. For the fiscal year ended March 31, 2000, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $118,178 for the Equity Fund, $140,133 for the Balanced Fund, $502,799 for the Small Company Fund, and $22,194 for the International Equity Fund (period from May 28, 1999, commencement of operations, to March 31, 2000). For the fiscal year ended March 31, 1999, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $100,792 for the Equity Fund, $81,878 for the Balanced Fund, and $227,262 for the Small Company Fund. Investor Shares of the Funds were either not authorized for issuance or were not issued during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Capital Investment Group, Inc. ("Distributor") serves as distributor of shares of the Funds.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution ("Plan") for the Investor Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. At this time, however, the Investor shares are not being offered publicly.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Redeeming Your Shares," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated business trust organized under Massachusetts law on October 25, 1990, is an open-end diversified management investment company. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of each Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including each Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including each Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Funds will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers. The Trustees and executive officers of the Trust, their ages and addresses, and their principal occupations for the last five years are as follows:

                                                        TRUSTEES

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 69                             Trustee and Chairman             Retired; Independent Trustee - New
1105 Panola Street                                                               Providence Investment Trust, Gardner Lewis
Tarboro, North Carolina  27886                                                   Investment Trust, Hillman Capital
                                                                                 Management Investment Trust,
                                                                                 Rocky Mount, North Carolina
                                                                                 Previously, President, Brinson Investment
                                                                                 Co. (personal investments), President,
                                                                                 Brinson Chevrolet, Inc. (auto dealership),
                                                                                 Tarboro, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 41                       Trustee                          President, Standard Insurance and Realty,
Post Office Box 1375                                                             Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              Trustee*                         President, Brown Capital Management, Inc.
1201 N. Calvert Street                                                           (Advisor to the Funds), Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           Trustee*                         President, Capital Investment Group
Post Office Box 32249                                                            (Distributor for the Funds), Raleigh, North
Raleigh, North Carolina  27622                                                   Carolina; Vice President, Capital
                                                                                 Investment Counsel (investment advisor),
                                                                                 Raleigh, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act.


                                                         OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
Name, Age and Address                           Position                         Principal Occupation(s)
                                                                                 During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 57                            President, EARNEST Partners      Partner and Manager, EARNEST Partners
119 S. President Street                         Fixed Income Trust               Limited, LLC (investment advisor), since
2nd Floor                                                                        1999; previously, President, Investek
Jackson, Mississippi  39201                                                      Capital Management, Inc. (investment
                                                                                 advisor), Jackson, Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 40                           President, The WST Growth Fund   President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                                                 Asset Management, Inc. (investment
Norfolk, Virginia  25510                                                         advisor), Norfolk, Virginia

----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 60                              President, The Brown Capital     President, Brown Capital Management, Inc.,
1201 N. Calvert Street                          Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 42                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 59                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 40                                Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999; Vice
Suite 2300                                                                       President, Investek Capital Investment,
Atlanta, GA  30309                                                               Inc., Jackson, Mississippi, 1996 to 1999;
                                                                                 previously, Portfolio Manager, Southern
                                                                                 Farm Bureau Life Insurance Company,
                                                                                 Jackson, Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 48                              Vice President, EARNEST          Partner, EARNEST Partners Limited, LLC,
119 S. President Street                         Partners Fixed Income Trust      since 1999; previously, Vice President,
2nd Floor                                                                        Investek Capital Management, Inc., Jackson,
Jackson, MS 39201                                                                Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 57                            Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
75 Fourteenth Street                            Partners Fixed Income Trust      Partners Limited, LLC, since 1999;
Suite 2300                                                                       previously, Vice President, Investek
Atlanta, GA  30309                                                               Capital Management, Inc., Jackson,
                                                                                 Mississippi

----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 41                                Vice President, The Brown        Vice President, Brown Capital Management,
1201 N. Calvert Street                          Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21202

----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 30                        Secretary                        President, The Nottingham Management
116 South Franklin Street                                                        Company, Inc. (Administrator to the Fund),
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 32                           Treasurer and Assistant          Legal and Compliance Director, The
116 South Franklin Street                       Secretary                        Nottingham Management Company, Inc., Rocky
Rocky Mount, North Carolina  27802                                               Mount, North Carolina

----------------------------------------------- -------------------------------- ---------------------------------------------


Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                                           Compensation Table *

                                                         Pension                                      Total
                                   Aggregate            Retirement                                 Compensation
                                  Compensation       Benefits Accrued         Estimated           from the Trust
Name of Person,                   from each of       As Part of Fund        Annual Benfits            Paid to
Position                            Funds **             Expenses             Retirement           to Trustees**
----------------                  ------------       ----------------         ----------             ---------
Eddie C. Brown                       None                  None                  None                   None
Trustee
Richard K. Bryant                    None                  None                  None                   None
Trustee
Jack E. Brinson                     $1,286                 None                  None                  $9,250
Trustee
Thomas W. Steed***                   $786                  None                  None                  $5,750
Trustee
J. Buckley Strandberg               $1,286                 None                  None                  $9,250
Trustee

*    Figures are for the fiscal year ended March 31, 2001.
** Each of the Trustees serves as a Trustee to the seven funds of the Trust, including each of the Funds.
***  Resigned as Trustee effective December 1, 2000.


Principal Holders of Voting Securities. As of July 10, 2001, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 1.880% of the then outstanding Institutional Shares of the Equity Fund, 3.114% of the Balanced Fund, 0.114% of the Small Company Fund, and 11.282% of the International Equity Fund. On the same date the following shareholders owned of record more than 5% of the outstanding Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares of the Funds as of July 10, 2001.

                                      EQUITY FUND


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Brown Family Limited Partnership                  237,128.088 shares                          36.030%**
A Maryland Limited Partnership*
11102 Old Carriage Road
Glen Arm, Maryland  21057

Chris E. Dishman                                   92,850.492 shares                          14.108%
Karen T. Dishman
5019 Mariposa Circle
Fresno, Texas  77545

Brown Capital Management                           44,150.654 shares                           6.708
Investment Option Plan
1201 North Calvert Street
Baltimore, Maryland  21202

Great West Life & Annuity                          36,869.940 shares                           5.602%
401(k) Plan
8515 E. Orchard Road
Englewood, Colorado  80111-5097


                                       BALANCED FUND


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Brown Capital Management, Inc. Money              178,788.271 shares                          21.024%
Purchase Pension & Profit Sharing Trust
1201 North Calvert Street
Baltimore, Maryland  21202

Great West Life & Annuity                         117,289.976 shares                          13.792%
401(k) Plan
8515 E. Orchard Road
Englewood, Colorado  80111-5097

Trustlynx & Co.                                   111,705.430 shares                           13.136
ID# T28
Post Office Box 173736
Denver, Colorado  80217-3736

Charles S. Thurston IRA                            84,048.952 shares                           9.884%
701 North St. Mary's St. #35
San Antonio, Texas  78205

Raymond Haysbert IRA                               53,322.426 shares                           6.270%
3300 Hillen Road
Baltimore, Maryland  21218


                                            SMALL COMPANY FUND

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Nationwide Insurance Company                     1,017,502.713 shares                         15.981%
NACO
Post Office Box 182029
Columbus, Ohio  43218

Charles Schwab Omnibus Account                   1,006,376.664 shares                         15.806%
101 Montgomery Street
San Francisco, California  94104

Coors Retirement Plan                             953,844.488 shares                          14.981%
Coors Brewing Company
Post Office Box 4030
Golden, Colorado  80401

Nationwide Insurance Company                      884,486.725 shares                          13.892%
c/o IPO Portfolio Accounting
Post Office Box 182029
Columbus, Ohio  43218

T. Rowe Price Trust Co.                           607,926.614 shares                           9.548%
FBO King Co. Deferred Compensation Plan
4555 Painters Mill Rd.
Owings Mill, Maryland  21117


                                     INTERNATIONAL EQUITY FUND

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Delaplaine B Trust                                175,090.361 shares                          27.407%**
A Maryland Trust
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Carmen & Eddie Brown, JTWROS                       72,075.666 shares                          11.282%
11102 Old Carriage Road
Glen Arm, Maryland  21057

Delaplaine 1989 Family Trust                       70,256.024 shares                          10.997%
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Delaplaine D Trust                                 55,722.892 shares                           8.722%
c/o Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Brown Capital Management, Inc. Money               55,188.317 shares                           8.639%
Purchase Pension & Profit Sharing Trust
1201 North Calvert Street
Baltimore, Maryland  21202

Suntrust                                           41,746.267 shares                           6.535%
fbo Energetics Inc. PSPT
Post Office Box 105870
Center 3144
Atlanta, Georgia  30348-5870

* Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and C. Sylvia Brown

** Deemed a "control person" of the Fund as defined by applicable SEC regulations.

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland and its duties and compensation as advisor is contained in the Prospectus. The Advisor supervises the Funds' investments pursuant to investment advisory agreements ("Advisory Agreement") for each of the Funds. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Funds' investments in accordance with the stated policies of the particular fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management teams for the Funds are listed in the prospectus along with descriptions of their work experience. Eddie C. Brown is the control person of the Advisor, by ownership, and is also a Trustee of the Trust. The Trust, the Advisor, and the Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which also may be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all assets over $100 million. The Advisor voluntarily waived all or a portion of its fee and reimbursed a portion of the Equity Fund's operating expenses for the fiscal years ended March 31, 1999 and 2001. The total fees waived amounted to $51,828 (the Advisor received $2,754 of its fee) and $55,221 (the Advisor received $19,653 of its fee), respectively, and expenses reimbursed amounted to $5,117 and $8,916, respectively for those fiscal years. For the fiscal year ended March 31, 2000, the Advisor received $9,936 of its fee after waiving $54,071 of its fee.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all assets over $100 million. The Advisor voluntarily waived all or a portion of its fee and reimbursed a portion of the Balanced Fund's operating expenses for the fiscal years ended March 31, 1999 and 2001. The total fees waived amounted to $44,418 (all of its fees) and $46,974 (the Advisor received $48,154 of its fee), respectively, and expenses reimbursed amounted to $17,850 and $2,069, respectively for those fiscal years. For the fiscal year ended March 31, 2000, the Advisor received $30,866 of its fee after waiving $44,989 of its fee.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of net assets. The Advisor voluntarily waived a portion of its fee and reimbursed a portion of the Small Company Fund's operating expenses for the fiscal year ended March 31, 1999. The total fees waived amounted to $52,153 (the Advisor received $99,714 of its fee) and expenses reimbursed amounted to $1,384. For the fiscal year ended March 31, 2000, the Advisor received $332,953 of its fee after waiving $18,220 of its fee. For the fiscal year ended March 31, 2001, the Advisor receive all of its fee in the amount of $924,890.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of the first $100 million of net assets and 0.75% of all assets over $100 million. For the fiscal period May 28, 1999 (commencement of operations) to March 31, 2000, the Advisor voluntarily waived all of its fee in the amount of $11,074 and reimbursed $65,077 of the Fund's operating expenses. For the fiscal year ended March 31, 2001, the Advisor voluntarily waived all of its fee in the amount of $24,758 and reimbursed $80,634 of the Fund's operating expenses.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company, Inc. ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Funds: (1) coordinates with the custodian and monitors the services it provides to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon and administration fee on the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a monthly minimum administration fee of $2,000. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 per fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset based fee of 0.01% of the net assets of each fund. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Small Company Fund for the fiscal years ended March 31, 2001, 2000, and 1999, the Administrator received general administration fees of $151,234, $61,455, and $30,987, respectively. For the same fiscal years, the Administrator received fund accounting fees of $29,513, $24,000, and $9,550, respectively, from the Small Company Fund.

For services to the Equity Fund for the fiscal years ended March 31, 2001, 2000, and 1999, the Administrator received general administration fees of $20,158, $17,233, and $17,853, respectively. For the same fiscal years, the Administrator received fund accounting fees of $25,379, $24,000, and $22,500, respectively, from the Equity Fund.

For services to the Balanced Fund for the fiscal years ended March 31, 2001, 2000, and 1999, the Administrator received general administration fees of $25,611, $20,479, and $14,528, respectively. For the same fiscal years, the Administrator received fund accounting fees of $25,479, $24,000, and $9,550, respectively, from the Balanced Fund.

For services to the International Equity Fund for the fiscal year ended March 31, 2001 and the fiscal period from May 28, 1999 (commencement of operations) to March 31, 2000, the Administrator received general administration fees of $4,333 and $1,938, respectively. For the same fiscal year and period, the Administrator received fund accounting fees of $25,099 and $20,000, respectively, from the International Equity Fund.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month and $500 per month for each additional class of shares, per fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each of the Funds' shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ( "Distribution Agreement") approved by the Trustees of the Trust. The Distributor is an affiliated person of the Trust and another investment adviser to one of the Trust's other series.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds' request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from each Fund an annual fee based on the average net assets of the Fund held by the Custodian, plus additional out of pocket and transaction expenses incurred by the Funds.

Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serve as independent auditors for each of the Funds, audit the annual financial statements of each of the Funds, prepare each of the Funds' federal and state tax returns, and consult with each of the Funds on matters of accounting and federal and state income taxation. A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Funds and Wilmer, Cutler & Pickering, Washington, District of Columbia, serves as legal counsel to the Independent Trustees.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4226, or by writing to:

                         Brown Capital Management Funds
                                 [Name of fund]
                              Institutional Shares
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Funds - Purchase and Redemption Price" in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. Each Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

         P(1+T)n = ERV

Where:   T =     average annual total return.
         ERV =   ending  redeemable value at the end of the period covered by the  computation of a hypothetical  $1,000 payment made at the beginning of the period.
         P =     hypothetical initial payment of $1,000.
         n =     period covered by the computation, expressed in terms of years.

Each Fund may also compute the aggregate total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Fund may also quote other total return information that does not reflect the effects of the sales load.

The total return quotations for the Institutional Shares of the Equity Fund, Balanced Fund and Small Company Fund for the fiscal year ended March 31, 2001 are (16.85)%, (10.69)%, and (11.29)%, respectively for those funds. The average annual total return quotations for the Institutional Shares of those funds for the five years ended March 31, 2001 are 10.19%, 8.95%, and 16.45%, respectively. The average annual total return quotations for those funds since inception (September 30, 1992 for the Equity Fund and Balanced Fund and December 31, 1992 for the Small Company Fund) of the Institutional Shares of those funds to March 31, 2001 are 12.28%, 10.73%, and 16.14%, respectively. The cumulative total return quotations since inception of the Institutional Shares of those funds through March 31, 2001 are 167.83%, 137.89%, and 243.80%, respectively. The total return for the Institutional Shares of the International Equity Fund for the fiscal year ended March 31, 2001, the average annual total return for the period since inception (May 28, 1999) to March 31, 2001, and the cumulative total return since inception through March 31, 2001 for the Institutional Shares of the International Equity Fund were (15.67)%, (0.01)%, and (0.02)%, respectively. These performance quotations should not be considered as representative of the performance of the Institutional Shares of the Funds for any specified period in the future. No Investor Shares of the Funds were issued during any such period quoted above.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Total Return Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 Total Return Index and the Lehman Government/Corporate Bond Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, Russell 2000 Growth Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. The International Equity Fund may compare its performance with the MSCI All Country World EX USA Index, and the MSCI EAFE International Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended March 31, 2001, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

         AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff l- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advsisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-l+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Annual Report 2001








                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund
                                                                  March 31, 2001















         [LOGO]

BROWN CAPITAL MANAGEMENT



         This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank.

         For more information about the Funds, including charges and expenses, call the Funds for a free prospectus. You should read the prospectus carefully before you invest or send money.

         Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

Legend

The statistical information provided in this report was provided by:

o  S&P Data: including S&P 500 as of 3/31/01 from Bloomberg on 4/14/01.
o Russell Data: including Russell 1000, 1000 Growth, 2000, 2000 Growth from Russell data provided to us as a subscriber via e-mail as of 3/31/01 on 4/3/01.
o  Lipper  Data:  all  indexes  represent  30 largest  funds  noted as  follows:
   Multicap Core Index, Flexible Portfolio Funds Index, International Fund Index and Small Cap Growth Index . Brown Capital Management is a subscriber to Lipper's LANA Fund Analyzer and used 3/31/01 data provided by vendor.
o MSCI Data: including EAFE and All Country World ex US as of 3/31/01 from MSCI data web site accumulated on April 9, 2001.



Regarding the "Outlook" sections of this report:

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from thee projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences. In addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.



Regarding  the  Brown  Capital  Management:   Balanced  Fund,  Equity  Fund  and
International Equity Fund:

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving part of the funds' total expense ratio to ensure shareholders did not absorb expenses significantly greater than the industry norm.

Table of Contents





Introduction...................................................................4
Balanced Fund..................................................................6
Equity Fund...................................................................22
Small Company Fund............................................................38
International Equity Fund.....................................................52














For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Web site @ www.browncapital.com
                 or
Call   Our   Shareholder    Services   Group   Toll-Free   at    1-877-892-4BCM,
(1-877-892-4226)



Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Introduction

Are you familiar with the adage, "what's old is new?" Case in point: today's fashionable teenagers can be seen sporting bell bottoms, platform shoes, gradient lenses in their sunglasses and tie dye T-shirts. If you are not a teen, such apparel might be reminiscent of a decade that you wish were never captured on film! Consistent with that sentiment, we occasionally wish that our 1999 track record were never documented, but like trendy fashion extremes in the market never seem to last and neither did our underperformance. History will remember the Internet stocks of 1999 the way it does the Biotechnology stocks of 1992, short term fads. If history is any indicator, your Brown Capital Management (BCM) mutual funds are well-positioned to emerge as leaders in this market since our Growth at a Reasonable Price (GARP) approach is good for all seasons, except insane ones.

------------------------------------------------------
                        One Year         One Year
                      Total Return     Total Return
                      as of 3/31/01    as of 3/31/00
                      -------------    -------------
S&P 500                  -21.67%          17.94%
Russell 1000             -22.75%          21.19%
Russell 1000 Growth      -42.72%          34.12%
Russell 2000             -15.33%          37.29%
Russell 2000 Growth      -39.82%          59.05%
MSCI All Country World   -28.10%          26.83%
 ex USA
------------------------------------------------------

Whether defined as sane, insane or "irrationally pessimistic" the markets clearly took a turn over the past year as measured by most major indices. Some will say it is because the "technology bubble" burst, but we believe that earnings disappointments, a Federal Reserve that cut interest rates sooner and by a greater magnitude than anyone expected, the greatest outperformance by the bond market over the stock market since 1990 and rapid swings in the stock market were the real culprits of the precipitous declines among most indices, particularly those that are growth-oriented, throughout 2000. Despite the difficult environment for most growth managers, your BCM mutual funds achieved significant relative out performance against appropriate benchmarks and peer groups. Most noteworthy is the impressive rebound of the Equity Fund illustrated below.

[Bar chart here]:

   BCM Equity Fund Peer Group Performance
   --------------------------------------
   Bars represent percentage of products BCM's Equity Fund outperformed in the Morningstar Large Growth Peer Group for periods ending on the dates noted.

                 One Year
                 --------
           3/31/99-3/31/00     8
           3/31/00-3/31/01    93

                Three Year
                ----------
           3/31/97-3/31/00     5
           3/31/98-3/31/01    32

                 Five Year
                 ---------
           3/31/95-3/31/00     6
           3/31/96-3/31/01    33

   Morningstar Data: Statistics noted about the Equity Fund note peer group performance as of: 3/31/01, 1 Year 7%/834, 3 Year 68%/574, 5 Year 67%/365;
   3/31/00,  1 Year  92%/643,  3 Year  95%/417,  5 Year  94%/283,  Brown Capital
   Management is a subscriber to Morningstar's Principia Pro and used 3/31/01 data provided by vendor.

   Source: Morningstar Principia Pro

The same characteristics that broadly drove the under performance discussed in last year's report were those that propelled you funds ahead over the past twelve months. Our focus on well-managed growth companies with viable business models and earnings and attractive valuations that ensure we were compensated for the risk incurred in your portfolio support our ever-present belief that our GARP approach is well-suited for long-term, risk conscious investors.

While fund specific details are included in the pages that follow, our general outlook on the economy is mixed, but increasingly positive. The threat of recession is a reality, but collectively, we expect a slowdown, not a recession. Earnings expectations continue to decline despite the Fed's efforts to "stimulate" the economy. Ultimately, we view this as a stock pickers' market rather than a "rising tide that lifts all boats" environment. We are encouraged by improving valuations, a sign that while we have yet to see a true bottom to this market, it may not be far away. Improving valuations, stock picker's market...once again, "what's old is new."

I would be remiss not to acknowledge that a tremendous team effort is required to keep your funds well managed and efficiently operated. Brown Capital Management, now a 21-person organization, focuses on a simple mission: a) provide superior investment returns consistent with the investment objective and
b) provide high quality service.

Our 9-person team of portfolio managers/analysts, averaging 18 years of industry experience, works to refine our recognized GARP approach to ensure we are capable of being true to our word and ultimately help you satisfy long-term investment goals. This same group manages money for some of the nation's most distinguished institutions through our separate account practice. As a mutual fund investor with BCM you benefit from the same thinking as these institutions at significantly lower minimums. You can credit our exceptionally low turnover, below average risk posture and exceptional value added year after year to their daily efforts.

The balance of BCM's professionals ensure you receive high quality service in conjunction with the Nottingham Company who administers your funds. Whether providing you introductory materials or answering a question by telephone, everyone here works together to support our clients. Importantly, our partners at the Nottingham Company in Rocky Mount, North Carolina handle the essentials associated with mutual fund operations, compliance and servicing to ensure no stone, or perhaps rock in their case, is left unturned.

We appreciate the opportunity to work with you and look forward to a long-term relationship that only improves with time. Consistent with our mission, our goal is not only be great money managers, but a great money management organization. Thank you for investing in the BCM Family of Mutual Funds.

Sincerely,

/s/ Eddie C. Brown

Eddie C. Brown
President

Balanced Fund

Performance

Thanks to your fund's 25% weighting in fixed income, it outperformed both unmanaged and peer group benchmarks since our last report. Negative performance is never a desired outcome, but our -10.69% return for the year is over 300 basis points (3%) better than the unmanaged, 75% S&P 500/25% Lehman Government Credit Index. Your fund also outperformed Lipper's Flexible Portfolio Funds Index by 30 basis points (.3%) and Morningstar's Large Growth Category Average by over 2,400 basis points (24%). Your fund's superior performance is a testament to its unique positioning among balanced products.

----------------------------------------------------------------------
period ended 3/31/01               YTD     1 Year    3 Year    5 Year
                                   ---     ------    ------    ------
BCM Balanced Fund                -10.87%   -10.69%    1.75%     8.96%
75% S&P 500 / 25%
  Government/Credit Index         -8.17    -13.99     4.32     12.79
Lipper Flexible Portfolio
  Funds Index                     -8.21    -10.99     2.29      8.82
Morningstar Large Growth
  Category Average               -19.88    -35.66     3.33     11.58

Fund Performance Since 9/30/92 Inception: 10.72%
----------------------------------------------------------------------


Benchmark Insights

Consistent with our comments from one year ago, we remain skeptical about the way your product is evaluated by popular mutual fund rating agencies. When incepted, our goal was to differentiate the product from other balanced funds using a more aggressive, 75%, allocation to equities compared to the 60% industry norm. This decision prevented us from being compared to other balanced products. Morningstar includes balanced and asset allocation products in its Domestic Hybrid Category, defining them as "funds with stock holdings greater than 20% but less than 70% of the portfolio." Lipper views balanced funds as those "whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%." Your fund, for better or worse, is then placed in more aggressive equity categories. Fortunately, unlike last year, its 25% weighting in fixed income salvaged some of the returns otherwise lost in a difficult equity market.

Portfolio Review

Thanks to high quality and intermediate maturity securities that are part of your fund's fixed income weighting, performance was 600 basis points (6%) better in the Balanced Fund than the Brown Capital Management Equity Fund - which represents your fund's 75% equity weighting - over the past year. The potential outperformance of the bond market over the stock market is likely the reason you considered this fund and its 75% stock and 25% bond mix paid off over the past 12 months. Contributing favorably to this performance was the strength of the Equity Fund, which delivered strong relative performance thanks to our commitment to GARP (Growth at a reasonable Price) investing.

We built an 18-year reputation on superior stock selection and the markets refuted that wisdom throughout 1999 and early 2000 by rewarding a narrow group of stocks with incredible valuations. The tide began to change in April of last year and your fund was recognized for not retreating from its mandate. In preparation for this event, the fund's management team worked tirelessly to review all holdings in your portfolio to reaffirm that they were capable of delivering the same or better fundamentals than originally anticipated. It was also apparent by year-end 2000 that companies with weak fundamentals and a propensity to disappoint were vulnerable to significant price action, making our "reaffirmation" process earlier in the year more valuable. Our outcomes did not result in significant changes in the portfolio, as evidenced by our low turnover. Companies in your fund such as Home Depot and Safeway, representing 1.6% and 2.6% of your fund's net assets, respectively, as of March 31, 2001 are indicative of long-term holdings that display sound, growth fundamentals. Perhaps they were overlooked in 1999 because they were not labeled "new economy" stocks, but it seemed by year-end and into the first quarter of 2001, a return to earnings, albeit at a lower pace of gain, commanded a premium.

Investment Outlook

Balanced Fund investors can expect that the portfolio will be managed in 2001 as it has historically. In what is clearly a less robust economy, we believe your fund is favorably positioned to capitalize on the market's volatility.

Sincerely,

Brown Capital Management Mid/Large Team


/s/ Theodore M. Alexander, III

Theodore M. Alexander, III
Vice President



/s/ Calvin H. Baker

Calvin H. Baker
Vice President



/s/ Ed Brown

Eddie C. Brown
President



/s/ Maurice L. Haywood

Maurice L. Haywood
Portfolio Manager/Analyst


/s/ Stephon A. Jackson

Stephon A. Jackson
Vice President

                          THE BROWN CAPITAL MANAGEMENT
                                  BALANCED FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
                 The Brown Capital            75% S&P 500 Total Return Index /
              Management Balanced Fund        25% Lehman Gov't/Corp Bond Index
--------------------------------------------------------------------------------
9/30/92              $10,000                             $10,000
3/31/93               10,774                              10,840
9/30/93               11,208                              11,262
3/31/94               11,297                              11,034
9/30/94               11,644                              11,459
3/31/95               12,195                              12,456
9/30/95               14,593                              14,456
3/31/96               15,493                              15,859
9/30/96               16,339                              16,912
3/31/97               16,579                              18,529
9/30/97               20,114                              22,773
3/31/98               22,582                              26,259
9/30/98               20,940                              24,966
3/31/99               24,611                              30,669
9/30/99               23,986                              30,744
3/31/00               26,635                              35,535
9/30/00               28,045                              34,573
3/31/01               23,789                              29,188


This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index. It is important to note that The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

               ----------------- ---------------- ----------------
                    One Year        Five Years     Since 9/30/92
               ----------------- ---------------- ----------------
                    (10.69)%          8.95 %          10.73 %
               ----------------- ---------------- ----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2001, the value of The Brown Capital Management Balanced Fund would have increased to $23,789 - a cumulative total investment return of 137.89% since September 30, 1992.

>> At March 31, 2001, the value of a similar investment in a combined index of 75% S&P Total Return Index and 25% Lehman Government/Corporate Bond Index would have grown to $29,188 - a cumulative total investment return of 191.88% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 68.89%

      Communications Equipment - 3.79%
        (a)ADC Telecommunications, Inc. ..............................................                  9,000            $    76,219
           Corning Incorporated ......................................................                 10,100                207,050
        (a)Nokia Oyj - ADR ...........................................................                  7,000                168,000
           Tellabs, Inc. .............................................................                  1,400                 56,962
                                                                                                                         -----------
                                                                                                                             508,231
                                                                                                                         -----------
      Computer Peripherals - 0.90%
        (a)EMC Corporation ...........................................................                  4,100                120,376
                                                                                                                         -----------

      Computer Software & Services - 3.31%
        (a)Compuware Corporation .....................................................                 15,700                153,075
        (a)Intuit Inc. ...............................................................                    100                  2,775
        (a)Microsoft Corporation .....................................................                  4,300                234,888
        (a)Oracle Corporation ........................................................                  3,500                 52,430
                                                                                                                         -----------
                                                                                                                             443,168
                                                                                                                         -----------
      Computers - Hardware - 1.46%
           International Business Machines Corporation ...............................                  2,000                192,360
        (a)Sun Microsystems, Inc. ....................................................                    200                  3,074
                                                                                                                         -----------
                                                                                                                             195,434
                                                                                                                         -----------
      Computers - Networking - 0.93%
        (a)Cisco Systems, Inc. .......................................................                  2,900                 45,675
           Nortel Networks Corporation ...............................................                  5,600                 78,680
                                                                                                                         -----------
                                                                                                                             124,355
                                                                                                                         -----------
      Drugs - 5.60%
        (a)ALZA Corporation ..........................................................                  1,300                 52,650
           Cardinal Health, Inc. .....................................................                  2,358                228,136
           Merck & Co., Inc. .........................................................                  2,700                204,930
           Pfizer Inc. ...............................................................                  6,500                264,225
                                                                                                                         -----------
                                                                                                                             749,941
                                                                                                                         -----------
      Electrical Equipment - 4.57%
           Duke Energy Corporation ...................................................                  4,900                209,426
           General Electric Company ..................................................                  8,765                367,429
        (a)Solectron Corporation .....................................................                  1,900                 36,233
                                                                                                                         -----------
                                                                                                                             613,088
                                                                                                                         -----------
      Electronics - Components - 0.59%
        (a)Flextronics International Ltd. ............................................                  1,900                 28,500
        (a)SCI Systems, Inc. .........................................................                  2,800                 50,960
                                                                                                                         -----------
                                                                                                                              79,460
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                  9

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Electronics - Semiconductors - 3.56%
        (a)Altera Corporation ....................................................                    5,700              $   121,837
        (a)Atmel Corporation .....................................................                   14,982                  147,011
        (a)Conexant Systems, Inc. ................................................                    4,100                   36,644
           Intel Corporation .....................................................                    1,400                   36,838
           Texas Instruments Incorporated ........................................                    2,300                   71,254
        (a)Xilinx, Inc. ..........................................................                    1,800                   63,225
                                                                                                                         -----------
                                                                                                                             476,809
                                                                                                                         -----------
      Financial - Bank, Major Regional - 1.68%
           Mellon Financial Corporation ..........................................                    5,550                  224,553
                                                                                                                         -----------

      Financial - Banks, Money Center - 3.50%
           Citigroup Inc. ........................................................                    6,866                  308,833
           J.P. Morgan Chase & Co. ...............................................                    3,569                  160,248
                                                                                                                         -----------
                                                                                                                             469,081
                                                                                                                         -----------
      Financial - Diversified - 1.77%
           USA Education Inc. ....................................................                    3,275                  237,012
                                                                                                                         -----------

      Financial - Investment Management - 1.92%
           T. Rowe Price Group Inc. ..............................................                    8,225                  257,545
                                                                                                                         -----------

      Health Care - Diversified - 2.10%
           Johnson & Johnson .....................................................                    3,225                  282,058
                                                                                                                         -----------

      Health Care - Long Term - 0.96%
        (a)Manor Care, Inc. ......................................................                    6,300                  128,520
                                                                                                                         -----------

      Household Products & Housewares - 1.45%
           The Procter & Gamble Company ..........................................                    3,100                  194,060
                                                                                                                         -----------

      Leisure Time - 1.00%
           Harley-Davidson, Inc. .................................................                    3,550                  134,723
                                                                                                                         -----------

      Lodging - Hotels - 2.07%
           Carnival Corporation ..................................................                   10,000                  276,700
                                                                                                                         -----------

      Manufacturing - Diversified - 2.39%
           Danaher Corporation ...................................................                    3,550                  193,688
           Illinois Tool Works Inc. ..............................................                    2,225                  126,469
                                                                                                                         -----------
                                                                                                                             320,157
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 10

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Medical Supplies - 1.48%
        (a)Guidant Corporation .....................................................                   4,400             $   197,956
                                                                                                                         -----------

      Medical - Hospital Management & Services - 1.18%
        (a)Health Management Associates, Inc. ......................................                  10,200                 158,610
                                                                                                                         -----------

      Oil & Gas - Drilling - 1.55%
           Schlumberger Limited ....................................................                   3,600                 207,396
                                                                                                                         -----------

      Power Producers - 4.25%
        (a)The AES Corporation .....................................................                   2,800                 139,888
        (a)Calpine Corporation .....................................................                   7,800                 429,546
                                                                                                                         -----------
                                                                                                                             569,434
                                                                                                                         -----------
      Retail - Building Supplies - 3.33%
           Fastenal Company ........................................................                   4,150                 226,175
           The Home Depot, Inc. ....................................................                   5,100                 219,759
                                                                                                                         -----------
                                                                                                                             445,934
                                                                                                                         -----------
      Retail - Discounters - 1.74%
           Dollar General Corporation ..............................................                  11,413                 233,282
                                                                                                                         -----------

      Retail - Food - 2.55%
        (a)Safeway Inc. ............................................................                   6,200                 341,310
                                                                                                                         -----------

      Retail - General Merchandise Chain - 1.58%
           Wal-Mart Stores, Inc. ...................................................                   4,200                 212,058
                                                                                                                         -----------

      Retail - Specialty Line - 2.32%
           The TJX Companies, Inc. .................................................                   9,700                 310,400
                                                                                                                         -----------

      Services - Employment - 0.48%
           Robert Half International Inc. ..........................................                   2,900                  64,815
                                                                                                                         -----------

      Technology Services - Data Processing - 3.88%
           Equifax Inc. ............................................................                   9,625                 300,781
        (a)Fiserv, Inc. ............................................................                   4,880                 219,295
                                                                                                                         -----------
                                                                                                                             520,076
                                                                                                                         -----------
      Telecommunications - 1.00%
        (a)Amdocs Limited ..........................................................                   2,800                 134,120
                                                                                                                         -----------

           Total Common Stocks (Cost $9,151,230) ...........................................................               9,230,662
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 11

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Interest            Maturity               Value
                                                            Principal             Rate                Date                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.91%

      United States Treasury Note .....................     $ 20,000             8.000%             11/15/21             $    25,831
      United States Treasury Note .....................      100,000             7.500%             02/15/05                 110,422
      United States Treasury Note .....................       20,000             6.250%             08/15/23                  21,600
      United States Treasury Note .....................       90,000             6.375%             08/15/02                  92,292
      Federal Home Loan Bank ..........................      100,000             0.000%             07/14/17                  28,063
      Federal Home Loan Bank ..........................      100,000             5.330%             05/05/04                 101,347
      Federal National Mortgage Association ...........      115,000             6.800%             01/10/03                 118,989
      Federal Home Loan Mortgage Company ..............      155,000             5.950%             01/19/06                 159,577
                                                                                                                         -----------

           Total U.S. Government and Agency Obligations (Cost $635,189) ....................................                 658,121
                                                                                                                         -----------

CORPORATE OBLIGATIONS - 14.80%

      Alabama Power Co. ...............................       35,000             7.750%             02/01/23                  34,973
      Associates Corp. ................................      100,000             5.750%             11/01/03                 100,993
      AT&T Corporation ................................       75,000             5.625%             03/15/04                  74,156
      Boston Edison Company ...........................       60,000             7.800%             05/15/10                  64,169
      Chesapeake & Potomac Telephone of Virginia ......       90,000             7.250%             06/01/12                  90,450
      Citicorp ........................................       25,000             7.125%             06/01/03                  25,974
      Coca-Cola Co. ...................................      200,000             5.750%             03/15/11                 197,591
      Dow Chemical Capital Debentures .................       15,000             9.200%             06/01/10                  17,669
      El Paso Energy ..................................      200,000             6.950%             12/15/07                 203,133
      Enron Corporation ...............................      200,000             7.625%             09/10/04                 211,272
      ITT Corporation .................................       95,000             7.375%             11/15/15                  90,306
      J.P. Morgan Chase & Co. .........................       45,000             6.500%             08/01/05                  45,788
      Merrill Lynch & Co. .............................      160,000             7.150%             07/30/12                 160,862
      Monsanto Co. ....................................       95,000             6.210%             02/05/08                  96,707
      Nalco Chemical ..................................       50,000             6.250%             05/15/08                  50,643
      Nationsbank Corp. ...............................       15,000             6.875%             02/15/05                  15,500
      Procter & Gamble ................................      100,000             6.600%             12/15/04                 104,500
      R.J. Reynolds Tobacco Holdings, Inc. ............       30,000             8.750%             04/15/04                  31,275
      Rouse Company ...................................       35,000             8.500%             01/15/03                  35,951
      Time Warner Inc. ................................       35,000             9.150%             02/01/23                  41,475
      U.S.F. & G. Corporation .........................       90,000             7.125%             06/01/05                  93,714
      Wachovia Corp. ..................................      100,000             7.450%             07/15/05                 106,084
      Wal-Mart Stores, Inc. ...........................       80,000             8.070%             12/21/12                  89,927
                                                                                                                         -----------

           Total Corporate Obligations (Cost $1,940,730) ...................................................               1,983,112
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 12

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 8.30%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares ...................................              501,620             $   501,620
      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares ....................................              609,473                 609,473
                                                                                                                         -----------

           Total Investment Companies (Cost $1,111,093) ...............................                                    1,111,093
                                                                                                                         -----------

Total Value of Investments (Cost $12,838,242 (b)) .....................................                96.90 %           $12,982,988
Other Assets Less Liabilities .........................................................                 3.10 %               415,537
                                                                                                      ------             -----------
      Net Assets ......................................................................               100.00 %           $13,398,525
                                                                                                      ======             ===========




      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:



           Unrealized appreciation .........................................................................            $ 1,382,767
           Unrealized depreciation .........................................................................             (1,238,021)
                                                                                                                        -----------

                      Net unrealized appreciation ..........................................................            $   144,746
                                                                                                                        ===========















See accompanying notes to financial statements

                                                                 13

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Investments, at value (cost $12,838,242) ........................................................                $ 12,982,988
      Income receivable ...............................................................................                      51,574
      Receivable for investments sold .................................................................                     525,135
      Receivable for fund shares sold .................................................................                      16,666
      Other assets ....................................................................................                          40
                                                                                                                       ------------

           Total assets ...............................................................................                  13,576,403
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      11,995
      Payable for investment purchases ................................................................                     163,967
      Disbursements in excess of cash on demand deposit ...............................................                       1,916
                                                                                                                       ------------

           Total liabilities ..........................................................................                     177,878
                                                                                                                       ------------

NET ASSETS
      (applicable to 858,078 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 13,398,525
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER
      INSTITUTIONAL CLASS SHARE
      ($13,398,525 / 858,078 shares) ..................................................................                $      15.61
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 13,292,162
      Undistributed net investment income .............................................................                       1,777
      Accumulated net realized loss on investments ....................................................                     (40,160)
      Net unrealized appreciation on investments ......................................................                     144,746
                                                                                                                       ------------
                                                                                                                       $ 13,398,525
                                                                                                                       ============












See accompanying notes to financial statements

                                                                 14

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT INCOME

      Income
           Interest .....................................................................................               $   172,542
           Dividends ....................................................................................                   138,449
                                                                                                                        -----------

               Total income .............................................................................                   310,991
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ............................................................                    95,128
           Fund administration fees (note 2) ............................................................                    25,611
           Custody fees .................................................................................                     9,099
           Registration and filing administration fees (note 2) .........................................                     4,361
           Fund accounting fees (note 2) ................................................................                    25,479
           Audit fees ...................................................................................                    11,001
           Legal fees ...................................................................................                    10,317
           Securities pricing fees ......................................................................                     6,863
           Other accounting fees (note 2) ...............................................................                        41
           Shareholder recordkeeping fees ...............................................................                    12,000
           Shareholder servicing expenses ...............................................................                     3,634
           Registration and filing expenses .............................................................                     8,501
           Printing expenses ............................................................................                     4,171
           Trustee fees and meeting expenses ............................................................                     4,000
           Other operating expenses .....................................................................                     4,500
                                                                                                                        -----------

               Total expenses ...........................................................................                   224,706
                                                                                                                        -----------

               Less:
                    Expense reimbursements (note 2) .....................................................                    (2,069)
                    Investment advisory fees waived (note 2) ............................................                   (46,974)
                                                                                                                        -----------

               Net expenses .............................................................................                   175,663
                                                                                                                        -----------

                    Net investment income ...............................................................                   135,328
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions ....................................................                    25,385
      Decrease in unrealized appreciation on investments ................................................                (1,756,809)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..............................................                (1,731,424)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .....................................               $(1,596,096)
                                                                                                                        ===========



See accompanying notes to financial statements


                                                                 15

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                    March 31,            March 31,
                                                                                                      2001                 2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
         Net investment income ...................................................                 $   135,327          $    69,780
         Net realized gain from investment transactions ..........................                      25,385              853,186
         (Decrease) increase in unrealized appreciation on investments ...........                  (1,756,809)             192,375
                                                                                                   -----------          -----------

              Net (decrease) increase in net assets resulting from operations ....                  (1,596,097)           1,115,341
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income ...................................................                    (136,164)             (67,826)
         Net realized gain from investment transactions ..........................                    (442,388)            (670,268)
                                                                                                   -----------          -----------

              Decrease in net assets resulting from distributions ................                    (578,552)            (738,094)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ....                   1,294,702            4,298,321
                                                                                                   -----------          -----------

                     Total (decrease) increase in net assets .....................                    (879,947)           4,675,568

NET ASSETS

     Beginning of year ...........................................................                  14,278,472            9,602,904
                                                                                                   -----------          -----------

     End of year     (including undistributed net investment income
                      of $1,777 in 2001 and $2,614 in 2000) ......................                 $13,398,525          $14,278,472
                                                                                                   ===========          ===========

(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                    Year ended                                Year ended
                                                                  March 31, 2001                            March 31, 2000

                                                           Shares                Value               Shares                Value
                                                         ---------------------------------------------------------------------------

Shares sold ...........................................       89,795          $ 1,598,104              273,858          $ 4,834,949

Shares issued for reinvestment of distributions .......       32,611              577,394               41,152              737,421
                                                         -----------          -----------          -----------          -----------

                                                             122,406            2,175,498              315,010            5,572,370

Shares redeemed .......................................      (49,067)            (880,796)             (70,482)          (1,274,049)
                                                         -----------          -----------          -----------          -----------

     Net increase .....................................       73,339          $ 1,294,702              244,528          $ 4,298,321
                                                         ===========          ===========          ===========          ===========


See accompanying notes to financial statements


                                                                 16

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................    $     18.20     $     17.78     $     16.83     $     13.60     $     13.76

      Income (loss) from investment operations
           Net investment income ..................           0.16            0.10            0.13            0.17            0.21
           Net realized and unrealized (loss) gain
               on investments .....................          (2.04)           1.34            1.39            4.65            0.76
                                                       -----------     -----------     -----------     -----------     -----------

               Total from investment operations ...          (1.88)           1.44            1.52            4.82            0.97
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income ..................          (0.16)          (0.10)          (0.13)          (0.17)          (0.21)
           Net realized gain from investment transactions    (0.55)          (0.92)          (0.44)          (1.42)          (0.92)
                                                       -----------     -----------     -----------     -----------     -----------

               Total distributions ................          (0.71)          (1.02)          (0.57)          (1.59)          (1.13)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ......................    $     15.61     $     18.20     $     17.78     $     16.83     $     13.60
                                                       ===========     ===========     ===========     ===========     ===========

Total return ......................................         (10.69)%          8.22 %          8.99 %         36.19 %          7.03 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year .....................    $13,398,525     $14,278,472     $ 9,602,904     $ 6,077,737     $ 3,874,653
                                                       ===========     ===========     ===========     ===========     ===========


      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.54 %          1.59 %          2.11 %          2.22 %          2.85 %
           After expense reimbursements and waived fees       1.20 %          1.20 %          1.20 %          1.20 %          1.20 %

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees      0.59 %          0.21 %         (0.17)%          0.05 %         (0.13)%
           After expense reimbursements and waived fees       0.92 %          0.60 %          0.74 %          1.08 %          1.51 %

      Portfolio turnover rate .....................          46.05 %         45.01 %         58.38 %         33.54 %         45.58 %



See accompanying notes to financial statements


                                                                 17

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a
              Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, from April 1, 2000 through December 31, 2000, the Advisor received a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million. Beginning January 1, 2001, the Advisor receives a few at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

              The Advisor intends to voluntarily waive a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $46,974 ($0.05 per share) and has reimbursed expenses totaling $2,069 for the year ended March 31, 2001.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $8,018,956 and $5,614,024, respectively, for the year ended March 31, 2001.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. The
              Fund paid a total amount of $0.55 per share in distributions for the year ended March 31, 2001, including $0.51 that is classified as long-term gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Balanced Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

Equity Fund

Performance

Performance improved dramatically in your fund since our last correspondence. In March 2000, the Equity Fund outperformed only 5% of the cumulative benchmark measurement periods listed in the chart below. One year later your fund outperformed 40% of them. Our rebound is a credit to discipline, consistency and confidence that a return to fundamentals in the market was imminent. Your fund is managed to the S&P 500, but other unmanaged/unmanaged stylized indices (Russell 1000 and Russell 1000 Growth) along with peer groups made popular by industry rating companies (Lipper - Multicap Core Index and Morningstar - Large Growth Category) are included given their importance to the mutual fund community. We expect the short-term turnaround that began this time last year, best reflected in one-year performance, to continue and manifest itself into improved long-term performance going forward.

-----------------------------------------------------------------
as of 3/31/01                     YTD    1 Year   3 Year   5 Year
                                  ---    ------   ------   ------
BCM Equity Fund                 -15.83%  -16.85%   1.02%   10.19%
S&P 500                         -11.85   -21.68   -3.05    14.18
Russell 1000                    -12.57   -22.75    2.98    13.81
Russell 1000 Growth             -20.90   -42.72   -0.53    11.56
Lipper Multicap Core Index      -11.44   -20.29    2.84    11.97
Morningstar Large Growth
  Category Average              -19.88   -35.66    3.33    11.58
Fund Performance Since 9/30/92 Inception: 12.26%
-----------------------------------------------------------------


Benchmark Insights

Your fund's long-term success is a reflection of our ability to apply a time-tested GARP (Growth at a Reasonable Price) approach that seeks to a) unearth superior medium and large companies at b) attractive valuations. In over simplified terms, we invest in superior mid and large capitalization growth stocks without paying too much. This approach frequently results in your fund being miscategorized by rating agencies that, while well intentioned, simplify the product characteristics so much that the subtle nuances leading to favorable returns are frequently overlooked. Morningstar, Inc., a well-respected and widely recognized mutual fund rating agency, places your fund in its large growth category. While acceptable, as of March 31, 2000, top quartile performers for the time periods noted in the table above averaged a P/E ratio of 50x, 3-year earnings growth rate of 29.2% and median market capitalization over $40 billion. Your fund, during the same period, boasted a P/E of 32.3x, 3-year earnings growth rate of 20.8% and median market capitalization of approximately $8 billion. The difference in these portfolios is dramatic, yet they are considered peers. Our rebound in peer group performance just one year later is evidenced using the same criteria, top quartile peer group performers as of March 31, 2001 averaged a P/E of 30.4x, 3-year earnings growth rate 21.5% and median market capitalization of $30.9 billion. Your fund during the same period had a P/E of 22.6x, 3-year earnings growth of 19.3% and median market capitalization of approximately $9 billion. No two actively managed portfolios are alike, but an effective comparison of stock picking skills is difficult for current or prospective shareholders when portfolio characteristics vary so dramatically.

Portfolio Review

Brown Capital Management built its 18-year reputation on superior stock selection. The markets refuted that wisdom throughout 1999 and early 2000 by rewarding a narrow group of stocks with incredible valuations. The tide began to change in April of last year and your fund was recognized for not retreating from its mandate. In preparation for this event, the fund's management team worked tirelessly to review all holdings in your portfolio to reaffirm that they were capable of delivering the same or better fundamentals than originally anticipated. It was also apparent by year-end 2000 that companies with weak fundamentals and a propensity to disappoint were vulnerable to significant price action, making our "reaffirmation" process earlier in the year more valuable. Our outcomes did not result in significant changes in the portfolio, as evidenced by our low turnover (almost 100% less than the peer group average in this category as of March 31, 2001). Companies in your fund such as Home Depot and Safeway, 2.2% and 2.3% of your fund's net assets as of March 31, 2001, respectively, are indicative of long-term holdings that display sound, growth fundamentals. Perhaps they were overlooked in 1999 because they were not labeled "new economy" stocks, but it seemed by year-end and into the first quarter of 2001, "what's old is new" and a return to earnings, albeit at a lower pace of gain, commanded a premium.

Investment Outlook

Based on our GARP approach in the Equity Fund that emphasizes superior stock selection of medium and large growth companies with attractive valuations, we are pleased that the market broadened over the last 12 months. Although we do not foresee 20% returns in the near future, we do expect interest rates to remain at or below levels conducive to equity investing over the next 3-5 years. The market's current valuation of 19 times forward earnings discounts most of the negative psychology and sentiment seen earlier in the year. In other words, we believe there are solid opportunities to pursue in this market. We continue to focus on high quality companies characterized by a demonstrably robust value proposition, sustainable secular earnings growth and a compelling valuation. Our ability to successfully select investments from an out-of-favor sector like technology over the past quarter is a testament to our commitment to the disciplined approach that, for nearly 10 years, continues to deliver favorable outcomes for our shareholders. Thank you for your confidence in us.

Sincerely,

Brown Capital Management Mid/Large Team


/s/ Theodore M. Alexander III

Theodore M. Alexander III
Vice President



/s/ Calvin H. Baker

Calvin H. Baker
Vice President



/s/ Ed Brown

Eddie C. Brown
President



/s/ Maurice L. Haywood

Maurice L. Haywood
Portfolio Manager/Analyst



/s/ Stephon A. Jackson

Stephon A. Jackson
Vice President

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                     Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
                The Brown Capital                S&P 500 Total
              Management Equity Fund             Return Index
--------------------------------------------------------------------------------
9/30/92             $10,000                        $10,000
3/31/93              11,122                         10,962
9/30/93              11,427                         11,300
3/31/94              11,623                         11,124
9/30/94              11,972                         11,717
3/31/95              12,657                         12,855
9/30/95              15,374                         15,202
3/31/96              16,486                         16,982
9/30/96              17,591                         18,293
3/31/97              17,955                         20,349
9/30/97              22,658                         25,692
3/31/98              25,978                         30,116
9/30/98              23,056                         28,016
3/31/99              28,404                         35,676
9/30/99              27,572                         35,806
3/31/00              32,212                         42,076
9/30/00              34,288                         40,562
3/31/01              26,783                         32,956


This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 Total Return Index. It is important to note that The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

              ----------------- ---------------- -----------------
                  One Year         Five Years      Since 9/30/92
              ----------------- ---------------- -----------------
                  (16.85)%          10.19 %           12.28 %
              ----------------- ---------------- -----------------


>> The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

>> At March 31, 2001, the value of The Brown Capital Management Equity Fund would have increased to $26,783 - a cumulative total investment return of 167.83% since September 30, 1992.

>> At March 31, 2001, the value of a similar investment in the S&P 500 Total Return Index would have increased to $32,956 - a cumulative total investment return of 229.56% since September 30, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.16%

      Communications Equipment - 6.02%
        (a)ADC Telecommunications, Inc. ..........................................                   13,000              $   110,094
           Corning Inc. ..........................................................                   10,700                  219,350
        (a)Nokia Oyj - ADR .......................................................                    7,900                  189,600
        (a)Tellabs, Inc. .........................................................                    3,100                  126,131
                                                                                                                         -----------
                                                                                                                             645,175
                                                                                                                         -----------
      Computer Software & Services - 5.06%
        (a)Compuware Corporation .................................................                   22,000                  214,500
        (a)Microsoft Corporation .................................................                    5,700                  311,363
        (a)Oracle Corporation ....................................................                    1,100                   16,478
                                                                                                                         -----------
                                                                                                                             542,341
                                                                                                                         -----------
      Computers - Hardware - 3.54%
        (a)Dell Computer Corporation .............................................                    3,300                   84,769
           International Business Machines .......................................                    2,500                  240,450
        (a)Sun Microsystems, Inc. ................................................                    3,500                   53,795
                                                                                                                         -----------
                                                                                                                             379,014
                                                                                                                         -----------
      Computers - Networking - 1.15%
        (a)Cisco Systems, Inc. ...................................................                    3,600                   56,700
           Nortel Networks Corporation ...........................................                    4,700                   66,035
                                                                                                                         -----------
                                                                                                                             122,735
                                                                                                                         -----------
      Computers - Peripherals - 1.31%
           EMC Corporation .......................................................                    4,800                  140,928
                                                                                                                         -----------

      Data Processing - 5.21%
           Equifax Inc. ..........................................................                   10,550                  329,687
        (a)Fiserv, Inc. ..........................................................                    5,100                  229,181
                                                                                                                         -----------
                                                                                                                             558,868
                                                                                                                         -----------
      Distributors - Food - 2.13%
           Cardinal Health, Inc. .................................................                    2,362                  228,524
                                                                                                                         -----------
      Drugs - 5.16%
        (a)ALZA Corporation ......................................................                    1,500                   60,750
           Merck & Co., Inc. .....................................................                    2,900                  220,110
           Pfizer Inc. ...........................................................                    6,700                  272,355
                                                                                                                         -----------
                                                                                                                             553,215
                                                                                                                         -----------
      Electrical Equipment - 6.09%
           Duke Energy Corporation ...............................................                    4,700                  198,601
           General Electric Company ..............................................                    8,800                  368,896
        (a)Solectron Corporation .................................................                    4,500                   85,815
                                                                                                                         -----------
                                                                                                                             653,312
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 26

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Electronics - Components - 0.59%
        (a)Flextronics International, Ltd. .......................................                    2,000              $    30,305
        (a)SCI Systems, Inc. .....................................................                    1,800                   32,760
                                                                                                                         -----------
                                                                                                                              63,065
                                                                                                                         -----------
      Electronics - Semiconductor - 4.15%
        (a)Altera Corporation ....................................................                    6,800                  145,350
        (a)Atmel Corporation .....................................................                    8,900                   87,331
        (a)Conexant Systems, Inc. ................................................                    6,200                   55,413
           Intel Corporation .....................................................                      800                   21,050
           Texas Instruments Incorporated ........................................                    2,800                   86,744
        (a)Xilinx, Inc. ..........................................................                    1,400                   49,175
                                                                                                                         -----------
                                                                                                                             445,063
                                                                                                                         -----------
      Financial - Banks, Major Regional - 1.89%
           Mellon Financial Corporation ..........................................                    5,000                  202,300
                                                                                                                         -----------

      Financial - Banks, Money Center - 4.55%
           Citigroup Inc. ........................................................                    6,700                  301,366
           J.P. Morgan & Company Incorporated ....................................                    4,160                  186,784
                                                                                                                         -----------
                                                                                                                             488,150
                                                                                                                         -----------
      Financial - Diversified - 2.23%
           USA Education Inc. ....................................................                    3,300                  238,821
                                                                                                                         -----------

      Financial - Investment Management - 2.83%
           T. Rowe Price Group Inc. ..............................................                    9,700                  303,731
                                                                                                                         -----------

      Health Care - Diversified - 3.26%
           Johnson & Johnson .....................................................                    4,000                  349,840
                                                                                                                         -----------

      Household Products & Housewares - 2.10%
           Procter & Gamble Company ..............................................                    3,600                  225,360
                                                                                                                         -----------

      Leisure Time - 1.27%
           Harley-Davidson, Inc. .................................................                    3,600                  136,620
                                                                                                                         -----------

      Lodging - Hotels - 2.90%
           Carnival Corporation ..................................................                   11,220                  310,457
                                                                                                                         -----------

      Manufacturing - Diversified - 3.83%
           Danaher Corporation ...................................................                    4,600                  250,976
           Illinois Tool Works Inc. ..............................................                    2,800                  159,152
                                                                                                                         -----------
                                                                                                                             410,128
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                                 27

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Medical - Hospital Management & Services - 2.95%
        (a)Guidant Corporation .....................................................                   2,600             $   116,974
        (a)Health Management Associates, Inc. ......................................                  12,800                 199,040
                                                                                                                         -----------
                                                                                                                             316,014
                                                                                                                         -----------
      Oil & Gas - Drilling - 2.04%
           Schlumberger Limited ....................................................                   3,800                 218,918
                                                                                                                         -----------

      Power Products - 6.11%
        (a)AES Corporation .........................................................                   3,300                 164,868
        (a)Calpine Corporation .....................................................                   8,900                 490,123
                                                                                                                         -----------
                                                                                                                             654,991
                                                                                                                         -----------
      Retail - Building Supplies - 4.75%
           Fastenal Company ........................................................                   5,000                 272,500
           The Home Depot, Inc. ....................................................                   5,500                 236,995
                                                                                                                         -----------
                                                                                                                             509,495
                                                                                                                         -----------
      Retail - Discounters - 2.34%
           Dollar General Corporation ..............................................                  12,297                 251,351
                                                                                                                         -----------

      Retail - Food - 2.31%
        (a)Safeway, Inc. ...........................................................                   4,500                 247,725
                                                                                                                         -----------

      Retail - General Merchandise Chain - 2.12%
           Wal-Mart Stores, Inc. ...................................................                   4,500                 227,205
                                                                                                                         -----------

      Retail - Specialty Line - 6.18%
        (a)Staples, Inc. ...........................................................                  14,000                 208,250
           TJX Companies, Inc. .....................................................                  14,200                 454,400
                                                                                                                         -----------
                                                                                                                             662,650
                                                                                                                         -----------
      Services - Employment - 0.75%
           Robert Half International Inc. ..........................................                   3,600                  80,460
                                                                                                                         -----------

      Telephone - 1.34%
        (a)Amdocs Limited ..........................................................                   3,000                 143,700
                                                                                                                         -----------

           Total Common Stocks (Cost $10,022,071) ..........................................................              10,310,156
                                                                                                                         -----------



                                                                                                                         (Continued)


                                                                 28

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 1.51%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares (Cost $162,264) .....................              162,264            $   162,264
                                                                                                                         -----------


Total Value of Investments (Cost $10,184,335 (b)) ......................................                97.67%           $10,472,420
Other Assets Less Liabilities ..........................................................                 2.33%               249,861
                                                                                                       ------            -----------
      Net Assets .......................................................................               100.00%           $10,722,281
                                                                                                       ======            ===========




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $10,268,070.  Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:



           Unrealized appreciation ..........................................................................           $11,542,565
           Unrealized depreciation ..........................................................................           (11,338,215)
                                                                                                                        -----------

                      Net unrealized appreciation ...........................................................           $   204,350
                                                                                                                        ===========



















See accompanying notes to financial statements

                                                                 29

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Cash ............................................................................................                $      7,446
      Investments, at value (cost $10,184,335) ........................................................                  10,472,420
      Income receivable ...............................................................................                       9,498
      Receivable for investments sold .................................................................                     617,585
      Receivable for fund shares sold .................................................................                      10,000
      Other assets ....................................................................................                          86
                                                                                                                       ------------

           Total assets ...............................................................................                  11,117,035
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                       7,916
      Payable for investment purchases ................................................................                     386,496
      Other liabilities ...............................................................................                         342
                                                                                                                       ------------

           Total liabilities ..........................................................................                     394,754
                                                                                                                       ------------

NET ASSETS
      (applicable to 579,754 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 10,722,281
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($10,722,281 / 579,754 shares) ..................................................................                $      18.49
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 10,502,128
      Accumulated net realized loss on investments ....................................................                     (67,932)
      Net unrealized appreciation on investments ......................................................                     288,085
                                                                                                                       ------------
                                                                                                                       $ 10,722,281
                                                                                                                       ============











See accompanying notes to financial statements

                                                                 30

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Dividends ....................................................................................               $    95,380
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ............................................................                    74,874
           Fund administration fees (note 2) ............................................................                    20,158
           Custody fees .................................................................................                     5,970
           Registration and filing administration fees (note 2) .........................................                     4,665
           Fund accounting fees (note 2) ................................................................                    25,379
           Audit fees ...................................................................................                    11,001
           Legal fees ...................................................................................                    10,744
           Securities pricing fees ......................................................................                     3,978
           Shareholder recordkeeping fees ...............................................................                    12,000
           Other accounting fees (note 2) ...............................................................                     3,885
           Shareholder servicing expenses ...............................................................                     4,490
           Registration and filing expenses .............................................................                     9,466
           Printing expenses ............................................................................                     6,500
           Trustee fees and meeting expenses ............................................................                     4,000
           Other operating expenses .....................................................................                     5,000
                                                                                                                        -----------

               Total expenses ...........................................................................                   202,110
                                                                                                                        -----------

               Less:
                    Expense reimbursements (note 2) .....................................................                    (8,916)
                    Investment advisory fees waived (note 2) ............................................                   (55,221)
                                                                                                                        -----------

               Net expenses .............................................................................                   137,973
                                                                                                                        -----------

                    Net investment loss .................................................................                   (42,593)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions ....................................................                   134,780
      Decrease in unrealized appreciation on investments ................................................                (2,159,647)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..............................................                (2,024,867)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .....................................               $(2,067,460)
                                                                                                                        ===========






See accompanying notes to financial statements


                                                                 31

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                    March 31,            March 31,
                                                                                                      2001                 2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................       $   (42,593)         $   (39,398)
         Net realized gain from investment transactions ....................................           134,780            1,393,611
         Decrease in unrealized appreciation on investments ................................        (2,159,647)             (80,452)
                                                                                                   -----------          -----------

              Net (decrease) increase in net assets resulting from operations ..............        (2,067,460)           1,273,761
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................          (979,779)            (830,681)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............         3,375,327              128,944
                                                                                                   -----------          -----------

                     Total increase in net assets ..........................................           328,088              572,024

NET ASSETS

     Beginning of year .....................................................................        10,394,193            9,822,169
                                                                                                   -----------          -----------

     End of year ...........................................................................       $10,722,281          $10,394,193
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                                Year ended
                                                                   March 31, 2001                            March 31, 2000

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................     147,768          $ 3,299,755               52,085          $ 1,201,520

Shares issued for reinvestment of distributions ........      41,642              949,880               35,138              825,028
                                                         -----------          -----------          -----------          -----------

                                                             189,410            4,249,635               87,223            2,026,548

Shares redeemed ........................................     (38,095)            (874,308)             (81,386)          (1,897,604)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................     151,315          $ 3,375,327                5,837          $   128,944
                                                         ===========          ===========          ===========          ===========




See accompanying notes to financial statements

                                                                 32



                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............     $     24.26     $     23.24     $     21.87     $     16.61     $     15.81
      (Loss) income from investment operations
           Net investment (loss) income ..........           (0.07)          (0.09)          (0.08)          (0.03)           0.05
           Net realized and unrealized (loss) gain
               on investments ....................           (3.67)           3.13            2.14            7.31            1.36
                                                       -----------     -----------     -----------     -----------     -----------
               Total from investment operations ..           (3.74)           3.04            2.06            7.28            1.41
                                                       -----------     -----------     -----------     -----------     -----------

      Distributions to shareholders from
           Net investment income .................            0.00            0.00            0.00            0.00           (0.05)
           Net realized gain from investment transactions    (2.03)          (2.02)          (0.69)          (1.98)          (0.56)
           Distributions in excess of net realized gains      0.00            0.00            0.00           (0.04)           0.00
                                                       -----------     -----------     -----------     -----------     -----------
               Total distributions ...............           (2.03)          (2.02)          (0.69)          (2.02)          (0.61)
                                                       -----------     -----------     -----------     -----------     -----------

Net asset value, end of year .....................     $     18.49     $     24.26     $     23.24     $     21.87     $     16.61
                                                       ===========     ===========     ===========     ===========     ===========

Total return .....................................          (16.85)%         13.41 %          9.34 %         44.68 %          8.91 %
                                                       ===========     ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of year ....................     $10,722,281     $10,394,193     $ 9,822,169     $ 8,149,770     $ 4,405,020
                                                       ===========     ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees      1.75 %          1.75 %          1.88 %          1.98 %          3.37 %
           After expense reimbursements and waived fees       1.20 %          1.20 %          1.20 %          1.20 %          1.20 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees     (0.93)%         (0.95)%         (1.07)%         (0.94)%         (1.85)%
           After expense reimbursements and waived fees      (0.37)%         (0.40)%         (0.39)%         (0.16)%          0.32 %

      Portfolio turnover rate ....................           57.18 %         52.09 %         67.43 %         38.42 %         34.21 %



See accompanying notes to financial statements



                                                                 33

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Equity Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a
              Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class Shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class Shares, was authorized. To date, only Institutional Class Shares have been issued by the Fund. The Institutional Class Shares are sold without a sales charge and bear no distribution and service fees. The Investor Class Shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class Shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $42,593 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, from April 1, 2000 through December 31, 2000, the Advisor received a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million. Beginning January 1, 2001, the Advisor receives a few at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $55,221 ($0.11 per share) and has reimbursed expenses totaling $8,916 for the year ended March 31, 2001.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $8,463,411 and $6,257,832, respectively, for the year ended March 31, 2001.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. The
              Fund paid a total amount of $2.03 per share in distributions for the year ended March 31, 2001, including $1.54 that was classified as long-term gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2001 and 2000, and the financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

Small Company Fund

Performance

The truest testament to our unique approach to investing in small companies and not small "caps" is the continued strength of performance in your fund. The fund continues to benefit from superior long-term stock selection as indicated by its significant outperformance of unmanaged/unmanaged stylized indices (Russell 2000 and Russell 2000 Growth) and popular peer groups (Lipper - Small Cap Growth Equity Index and Morningstar - Small Growth Category Average) in three and five year measurement periods. Although the fund received many accolades over the past year for its performance, it is our desire to earn investor loyalty through our investment approach.


-------------------------------------------------------------------
period ended 3/31/01              YTD     1 Year   3 Year   5 Year
                                  ---     ------   ------   ------
BCM Small Company Fund          -13.06%   -11.29%  14.14%   16.46%
Russell 2000                     -6.51    -15.33   -0.89     7.76
Russell 2000 Growth             -15.20    -39.81   -5.21     2.52
Lipper Small Cap Growth
  Equity Index                  -18.87    -36.87    2.86     7.90
Morningstar Small Growth
  Category Average              -17.98    -32.50    2.28     8.21
Fund Performance Since 12/31/92 Inception 16.12%
-------------------------------------------------------------------


Benchmark Insights

While we do not manage the portfolio to any particular benchmark, we recognize that by investing in small companies we will likely be compared to the Russell 2000 and/or the Russell 2000 Growth for performance purposes. As described in our last communication with you, given their overall long-term characteristics and performance convergence they are appropriate for this purpose. Slowing earnings and the melt down in "dot coms" unfavorably impacted our small "cap" peers. Consistent with their efforts to keep investors from feeling losses, turnover reached 140% compared to your fund's 28%. We remain confident that our investment as opposed to a trading mentality provides your fund a clear long-term advantage over others it may be compared to over time.

Portfolio Review

We remain committed to our unique approach to small company investing. We continue to unearth and invest in exceptional small companies that have the wherewithal of becoming exceptional large companies. We seek to latch on to value creating engines, companies that save lives, time, money and headaches. As you are aware, we define smallness in terms of operating revenues of $250 million or less at the time of initial investment. This definition differs from the more traditional view of small cap investing, which is determined by the capitalization of a company, generally defined as $1.5 billion or less, but our definition, we believe, provides a better indicator of an organization's stage in the corporate life cycle. For example, the rapid rise in stock prices of many Internet related companies prevents many "small-cap" managers from investing in these companies, although most of these companies do not have any earnings, nor do they generate revenues. Our approach also differs in that we do not use the traditional Russell sectors that are reflected in the report section labeled Portfolio of Investments. Instead, we think of small companies in six broad sectors: Business Services, Consumer Related, Information/Knowledge Management, Medical/Health Care, Industrial Products and Systems and the all encompassing Miscellaneous.

Thanks to this year's cash flows we were able to slowly invest assets and increase weightings in names that, while in the portfolio for some time, once never appeared among our top holdings. Fair Issac & Co, a holding since the fund's inception, now representing 3.7% of you fund's net assets as of March 31,

2001 appears among our top 10. The Company employs various tools, such as database enhancement software, predictive modeling, adaptive control and systems automation to help businesses use data to make faster, more profitable decisions on their marketing, customer acquisition campaigns, operations and portfolio management. Of particular interest to us as evidence of Fair Issac's continued efforts to evolve and meet the needs of their customers was a signature product created to help credit bureau management of risk scoring used throughout the credit card, mortgage, auto lending and other industries. Consistent with past communications, the fund's commitment to those companies that provide solutions to institutions and individuals problems results in the strength of long-term performance.

While the overall downturn in the market impacted our performance during the first quarter, two factors in particular contributed to your fund's underperformance. Telecommunications capital spending dried-up and sent technology oriented companies' stock prices dramatically lower. The portfolio was most affected by the increased controversy in the Genomics area as the number of genes reported were less than originally thought, which caused concern over the legitimacy of the efforts in this area. We think this is patently absurd and remain committed to our investments in this area.

Investment Outlook

On several occasions during the "irrational exuberance" period in the market, we warned that greater than 20% returns were not sustainable and expressed our expectation that the markets would generate more "normal" returns of 10%-12% per year. We now find ourselves in a period of "irrational pessimism" wherein the pundits only predict gloom and doom and can not see beyond the next six months. However, taking our usual long-term investment perspective, we remain optimistic that "normal" return will again emerge. Thus, we continue to focus on exceptional small companies that save time, lives, money and headaches.

Sincerely,

Brown Capital Management Small Company Team



/s/ Robert E. Hall (ry)

Robert E. Hall
Senior Vice President



/s/ Kempton Ingersol

Kempton Ingersol
Portfolio Manager/Analyst



/s/ Keith A. Lee

Keith A. Lee
Senior Vice President

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                     Performance Update - $10,000 Investment

             For the period from December 31, 1992 to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
            The Brown Capital Management        Russell 2000       Russell 2000
                 Small Company Fund                Index           Growth Index
--------------------------------------------------------------------------------
12/31/92              $10,000                     $10,000            $10,000
 3/31/93                9,877                      10,371              9,821
 9/30/93               10,325                      11,445             11,047
 3/31/94               10,311                      11,340             10,875
 9/30/94               10,307                      11,589             11,142
 3/31/95               12,066                      11,816             11,669
 9/30/95               14,266                      14,164             14,285
 3/31/96               16,048                      15,188             15,329
 9/30/96               17,098                      16,020             16,086
 3/31/97               16,299                      15,973             14,437
 9/30/97               20,860                      21,300             19,843
 3/31/98               23,119                      22,695             20,381
 9/30/98               19,841                      17,275             14,915
 3/31/99               21,670                      19,020             18,131
 9/30/99               25,539                      20,579             19,781
 3/31/00               38,757                      26,137             28,836
 9/30/00               42,116                      25,439             25,649
 3/31/01               34,380                      22,156             17,356


This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

               ----------------- ---------------- ----------------
                   One Year         Five Years     Since 12/31/92
               ----------------- ---------------- ----------------
                   (11.29)%          16.45 %          16.14 %
               ----------------- ---------------- ----------------


>> The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

>> At March 31, 2001, the value of The Brown Capital Management Small Company Fund would have increased to $34,380 - a cumulative total investment return of 243.80% since December 31, 1992.

>> At March 31, 2001, the value of a similar investment in the Russell 2000 Index would have increased to $22,156 - a cumulative total investment return of 121.56%; and a similar investment in the Russell 2000 Growth Index would have increased to $17,356 - a cumulative total investment return of 73.56% since December 31, 1992.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in The Brown Capital Management Small Company Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 86.47%

      Business Services - 20.27%
        (a)Acxiom Corporation ..................................................                    36,700              $    768,406
        (a)Advent Software, Inc. ...............................................                    76,900                 3,407,631
        (a)Catalina Marketing Corporation ......................................                   140,300                 4,569,571
           Fair, Isaac and Company, Incorporated ...............................                    87,400                 5,121,640
        (a)infoUSA Inc. ........................................................                    70,100                   304,500
        (a)Manugistics Group, Inc. .............................................                    81,800                 1,497,963
        (a)Peregrine Systems, Inc. .............................................                    54,075                 1,054,462
        (a)Professional Detailing, Inc. ........................................                    67,100                 4,142,378
        (a)QRS Corporation .....................................................                   263,350                 2,238,475
        (a)SPSS Inc. ...........................................................                   168,800                 2,859,050
        (a)Transaction Systems Architects, Inc. ................................                   299,100                 2,140,449
                                                                                                                        ------------
                                                                                                                          28,104,525
                                                                                                                        ------------
      Consumer Related - 6.66%
        (a)Panera Bread Company ................................................                   130,800                 3,498,900
        (a)Restoration Hardware, Inc. ..........................................                   298,400                 1,342,800
        (a)The Cheesecake Factory Incorporated .................................                   119,500                 4,399,094
                                                                                                                        ------------
                                                                                                                           9,240,794
                                                                                                                        ------------
      Financial Investment Management - 0.23%
           T. Rowe Price Group Inc. ............................................                    10,400                   325,650
                                                                                                                        ------------

      Health Care - Diversified - 31.37%
        (a)aaiPharma Inc. ......................................................                   360,291                 4,548,674
        (a)Affymetrix, Inc. ....................................................                    33,000                   919,360
        (a)Albany Molecular Research, Inc. .....................................                    98,700                 3,454,500
        (a)BioReliance Corporation .............................................                   124,800                 1,341,600
        (a)Cerner Corporation ..................................................                    43,900                 1,503,575
           Diagnostics Products Corporation ....................................                   122,300                 6,359,600
        (a)Dionex Corporation ..................................................                   112,600                 3,539,863
        (a)FEI Company .........................................................                   129,700                 2,861,506
        (a)Gene Logic Inc. .....................................................                   206,700                 3,462,225
        (a)Human Genome Sciences, Inc. .........................................                    27,500                 1,265,000
        (a)Incyte Genomics, Inc. ...............................................                    98,700                 1,515,045
        (a)Kendle International Inc. ...........................................                   183,200                 2,301,450
        (a)King Pharmaceuticals, Inc. ..........................................                    66,143                 2,709,879
        (a)Lynx Therapeutics, Inc. .............................................                        81                       682
        (a)Pharmacopeia, Inc. ..................................................                   192,800                 3,446,300
        (a)Synthetech, Inc. ....................................................                    28,000                    59,500
        (a)Techne Corporation ..................................................                   161,200                 4,211,350
                                                                                                                        ------------
                                                                                                                          43,500,109
                                                                                                                        ------------


                                                                                                                         (Continued)

                                                                 41

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Industrial Products - 4.49%
        (a)Cognex Corporation ......................................................                 187,700            $  4,645,575
        (a)Flow International Corporation ..........................................                 150,300               1,578,150
                                                                                                                        ------------
                                                                                                                           6,223,725
                                                                                                                        ------------
      Information/Knowledge - 22.26%
        (a)American Software, Inc. .................................................                 150,300                 178,481
        (a)Concord Communications, Inc. ............................................                 436,400               3,573,025
        (a)Datastream Systems, Inc. ................................................                 438,500               4,165,750
        (a)Dendrite International, Inc. ............................................                 171,850               2,405,900
        (a)Hyperion Solutions Corporation ..........................................                  79,210               1,277,261
        (a)Landmark Systems Corporation ............................................                 386,581               1,183,904
        (a)Manhattan Associates, Inc. ..............................................                  48,300                 751,669
        (a)Medialink Worldwide Incorporated ........................................                 193,800                 678,300
        (a)Molecular Devices Corporation ...........................................                  32,700               1,487,850
        (a)NetScout Systems, Inc. ..................................................                 446,600               2,288,825
        (a)RadiSys Corporation .....................................................                 146,900               2,497,300
        (a)Structural Dynamics Research Corporation ................................                 286,700               4,072,029
        (a)The BISYS Group, Inc. ...................................................                  58,600               3,131,437
        (a)Tollgrade Communications, Inc. ..........................................                  72,700               1,872,025
        (a)Tripos, Inc. ............................................................                 114,800               1,301,832
                                                                                                                        ------------
                                                                                                                          30,865,588
                                                                                                                        ------------
      Miscellaneous - 0.63%
        (a)Koala Corporation .......................................................                 138,600                 441,789
           Post Properties, Inc. ...................................................                  12,200                 436,516
                                                                                                                        ------------
                                                                                                                             878,305
                                                                                                                        ------------
      Retail - Building Supplies - 0.56%
           Fastenal Company ........................................................                  14,300                 779,350
                                                                                                                        ------------

           Total Common Stocks (Cost $ 122,796,487) .........................................................            119,918,046
                                                                                                                        ------------

                                                                                                -------------
COMMERCIAL PAPER - 7.14%                                                                          Principal
                                                                                                -------------

           American Express - 5.00%, due 4/05/01 ...................................            $  6,620,000               6,620,000
           Credit Suisse First Boston - 5.08%, due 4/04/01 .........................               1,860,000               1,859,212
           General Electric - 4.92%, due 4/02/01 ...................................               1,430,000               1,430,000
                                                                                                                        ------------

           Total Commercial Paper (Cost $9,909,212) ........................................................               9,909,212
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                                 42

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 7.05%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares .............................                  6,279,943            $  6,279,943
      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Select Shares ..............................                  3,491,327               3,491,327
                                                                                                                        ------------

           Total Investment Companies (Cost $ 9,771,270) ...................................................               9,771,270
                                                                                                                        ------------


Total Value of Investments (Cost $142,476,969 (b)) ..............................                     100.66 %         $139,598,528
Liabilities in excess of Other Assets ...........................................                      (0.66)%             (916,360)
                                                                                                      ------           ------------
      Net Assets ................................................................                     100.00 %         $138,682,168
                                                                                                      ======           ============




      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................           $ 17,526,062
           Unrealized depreciation .........................................................................            (20,404,503)
                                                                                                                       ------------

                      Net unrealized depreciation ..........................................................           $ (2,878,441)
                                                                                                                       ============


















See accompanying notes to financial statements

                                                                 43

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001


ASSETS
      Cash ...........................................................................................                $     659,616
      Investments, at value (cost $142,476,969) ......................................................                  139,598,528
      Income receivable ..............................................................................                       78,146
      Receivable for investments sold ................................................................                      244,617
      Receivable for fund shares sold ................................................................                       69,869
      Prepaid expenses ...............................................................................                          216
                                                                                                                      -------------

           Total assets ..............................................................................                  140,650,992
                                                                                                                      -------------

LIABILITIES
      Accrued expenses ...............................................................................                       41,260
      Payable for investment purchases ...............................................................                    1,892,888
      Other liabilities ..............................................................................                       34,676
                                                                                                                      -------------

           Total liabilities .........................................................................                    1,968,824
                                                                                                                      -------------

NET ASSETS
      (applicable to 5,107,592 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ........................................                $ 138,682,168
                                                                                                                      =============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
      PER INSTITUTIONAL CLASS SHARE
      ($138,682,168 / 5,107,592 shares) ..............................................................                $       27.15
                                                                                                                      =============

NET ASSETS CONSIST OF
      Paid-in capital ................................................................................                $ 142,136,295
      Accumulated net realized loss on investments ...................................................                     (575,686)
      Net unrealized depreciation on investments .....................................................                   (2,878,441)
                                                                                                                      -------------
                                                                                                                      $ 138,682,168
                                                                                                                      =============














See accompanying notes to financial statements

                                                                 44

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001


NET INVESTMENT LOSS

      Income
           Interest ....................................................................................               $    459,594
           Dividends ...................................................................................                    575,295
           Miscellaneous ...............................................................................                      3,175
                                                                                                                       ------------

               Total income ............................................................................                  1,038,064
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) ...........................................................                    924,890
           Fund administration fees (note 2) ...........................................................                    151,234
           Custody fees ................................................................................                     22,468
           Registration and filing administration fees (note 2) ........................................                      8,149
           Fund accounting fees (note 2) ...............................................................                     29,513
           Audit fees ..................................................................................                     11,001
           Legal fees ..................................................................................                      9,154
           Securities pricing fees .....................................................................                      4,316
           Shareholder recordkeeping fees ..............................................................                     12,000
           Shareholder servicing expenses ..............................................................                      6,509
           Registration and filing expenses ............................................................                     44,791
           Printing expenses ...........................................................................                     10,666
           Trustee fees and meeting expenses ...........................................................                      4,000
           Other operating expenses ....................................................................                      8,503
                                                                                                                       ------------

               Total expenses ..........................................................................                  1,247,194
                                                                                                                       ------------

                    Net investment loss ................................................................                   (209,130)
                                                                                                                       ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized gain from investment transactions ...................................................                    212,134
      Decrease in unrealized appreciation on investments ...............................................                (19,699,907)
                                                                                                                       ------------

           Net realized and unrealized loss on investments .............................................                (19,487,773)
                                                                                                                       ------------

               Net decrease in net assets resulting from operations ....................................               $(19,696,903)
                                                                                                                       ============









See accompanying notes to financial statements


                                                                 45

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2001                  2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .............................................................       $   (209,130)         $   (329,472)
         Net realized gain from investment transactions ..................................            212,134             4,978,403
         (Decrease) increase in unrealized appreciation on investments ...................        (19,699,907)           15,894,471
                                                                                                 ------------          ------------

              Net (decrease) increase in net assets resulting from operations ............        (19,696,903)           20,543,402
                                                                                                 ------------          ------------


     Distributions to shareholders from
         Net realized gain from investment transactions ..................................         (3,819,069)           (3,150,167)
                                                                                                 ------------          ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ............        101,178,507            19,548,813
                                                                                                 ------------          ------------

                     Total increase in net assets ........................................         77,662,535            36,942,048

NET ASSETS

     Beginning of year ...................................................................         61,019,633            24,077,585
                                                                                                 ------------          ------------

     End of year .........................................................................       $138,682,168          $ 61,019,633
                                                                                                 ============          ============


(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2001                              March 31, 2000

                                                        Shares                Value                 Shares                Value
                                                     -------------------------------------------------------------------------------

Shares sold ......................................      3,842,321          $119,213,086               938,827          $ 27,362,789

Shares issued for reinvestment of distributions ..        119,386             3,654,372                89,749             2,538,093
                                                     ------------          ------------          ------------          ------------

                                                        3,961,707           122,867,458             1,028,576            29,900,882

Shares redeemed ..................................       (735,875)          (21,688,951)             (382,550)          (10,352,069)
                                                     ------------          ------------          ------------          ------------

     Net increase ................................      3,225,832          $101,178,507               646,026          $ 19,548,813
                                                     ============          ============          ============          ============





See accompanying notes to financial statements


                                                                 46

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended      Year ended      Year ended      Year ended      Year ended
                                                        March 31,       March 31,       March 31,       March 31,       March 31,
                                                          2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..............     $      32.43    $      19.48    $      21.02    $      15.01    $      15.13

     (Loss) income from investment operations
        Net investment loss .....................            (0.04)          (0.18)          (0.12)          (0.11)          (0.03)
        Net realized and unrealized (loss) gain
            on investments ......................            (3.43)          15.25           (1.19)           6.36            0.27
                                                      ------------    ------------    ------------    ------------    ------------

            Total from investment operations ....            (3.47)          15.07           (1.31)           6.25            0.24
                                                      ------------    ------------    ------------    ------------    ------------

     Distributions to shareholders from
        Net realized gain from investment transactions       (1.81)          (2.12)          (0.23)          (0.24)          (0.36)
                                                      ------------    ------------    ------------    ------------    ------------

Net asset value, end of year ....................     $      27.15    $      32.43    $      19.48    $      21.02    $      15.01
                                                      ============    ============    ============    ============    ============

Total return ....................................           (11.29)%         78.85 %         (6.27)%         41.84 %          1.56 %
                                                      ============    ============    ============    ============    ============

Ratios/supplemental data
     Net assets, end of year ....................     $138,682,168    $ 61,019,633    $ 24,077,585    $ 11,565,944    $  6,518,687
                                                      ============    ============    ============    ============    ============

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         1.35 %          1.48 %          1.85 %          2.05 %          2.70 %
        After expense reimbursements and waived fees          1.35 %          1.43 %          1.50 %          1.50 %          1.50 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (0.23)%         (0.99)%         (1.33)%         (1.23)%         (1.50)%
        After expense reimbursements and waived fees         (0.23)%         (0.94)%         (0.98)%         (0.68)%         (0.30)%

     Portfolio turnover rate ....................             7.57 %         28.26 %         29.45 %         11.64 %         13.39 %


See accompanying notes to financial statements

                                                                 47

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a
              Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was re-designated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $209,130 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. From April 1, 2000 to November 30, 2000, the Administrator also received a monthly fee of $2,000 for accounting and record-keeping services. Beginning December 1, 2000, this fee was adjusted to $2,250 per month, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $96,245,467 and $6,044,699, respectively, for the year ended March 31, 2001.


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. The
              Fund paid a total amount of $1.81 per share in distributions for the year ended March 31, 2001, including $1.60 that is classified as long-term gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Small Company Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Small Company Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

International Equity Fund

Performance

Although Brown Capital Management (BCM) would never be happy with a negative return in your mutual fund, we are thankful for the International Equity Fund's relative outperformance, having muscled a much lesser (15.7%) for over the past year. In fact for the 12-month period ending March 31, 2001, the BCM International Equity Fund ranks in the Top 15% for the Lipper category (114 out of 763 funds) of international mutual funds. Our GARP (Growth at a Reasonable Price) approach of selecting stocks is diligently being applied in order to provide us with this achievement. This bottom-up approach leads us to considerable geographical diversity: 59% weighting in Europe, a 19% position in developed Asia, and a reasonable 10.99% weighting in the emerging markets.

------------------------------------------------------------------
                                                      Since
period ended 3/31/01               YTD     1 Year   Inception
                                   ---     ------   ---------
BCM International Equity Fund    -10.99%   -15.67%    -0.01%
MSCI EAFE                        -14.00    -26.80     -8.20
MSCI All-Country World ex US     -13.50    -28.10     -8.10
Lipper International Fund Index  -13.10    -26.30      N/A
fund inception date 5/28/99
------------------------------------------------------------------


Benchmark Insights

For the past 12 months, virtually all of the world's overseas market joined the US in providing some extremely unfavorable investment returns. While the S&P 500 index was registering a (22.6%) loss for the past year, the MSCI All Country World (ex US) index was posting an even worse (28.1%) decline. The overseas markets would have come very close to equaling the US return if it was not for a precipitous (35.3%) drop in the Japanese market.

Portfolio Review

With such a change in the markets, I am frequently reminded of Spencer Johnson's best seller, "Who Moved My Cheese?" When the author first asked this seemingly simple question in his #1 New York Times bestseller back in 1998, many people aptly applied the book's message of anticipating, embracing and enjoying change to their own individual workplace environments or personal lives. As we take a rearview mirror look at the recent disconcerting circumstances of equity markets worldwide, we can surmise that few investors applied this same message to the overall marketplace. Just as investors became comfortable with the raging bull market, the masses came to expect that their cheese was never going to move, that there would always be a copious amount for all of us to eat, and that the cheese was never going to spoil. Like any piece of cheese that begins to turn stale, there was some mold that was readily apparent - higher energy prices, tightening monetary policies, and perhaps most importantly, an inefficient allocation of excess capital, particularly to the worldwide technology sector. For some of us, we just ignored the mold, ate around it, and continued to relish in the rest of the hardening cheese, neglecting signs that the rest of the dairy matter was about to spoil too. For others of us, we migrated off, perhaps prematurely in some instances, to find ourselves some new zesty healthy cheese.

This kind of environment is where Brown Capital Management (BCM) excels. Our fundamental analysis GARP approach has been smelling the cheese for 18 years now and we know how to determine when it is getting old. We are welcoming the latest change, savoring the adventure, and enjoying the taste of new cheese. At BCM our team of portfolio managers/analysts is always busy proactively adjusting to the ever-changing marketplace which today is dramatically different than what it was a year ago. Currently, there is a significant slowdown in the global economy underway and the US may very well be in a recession. There are a number of well-chronicled reasons as to why this is the current state of our economies worldwide, but one thing is certain - all markets have suffered a rather large downward revision of future corporate profit expectations. This in turn has caused stock prices to fall to reflect more realistic rates of profit growth. And as is commonly the case, falling stock prices have caused emotional selling, and a flight to quality as practically all investors worldwide have moved money from equities into bonds.

Any prolonged weakness in the gorilla US economy affects international economies, especially those that are highly dependent on exporting goods and services to the US, such as Asia and Latin America. Japan, once again, has stumbled at the first sign of trouble elsewhere in the world, especially since the country continues to suffer weak domestic demand. This has forced the country to reverse its much criticized rate increase of last year and effectively adopt a zero rate interest rate policy. The people of Japan have also recently elected a new Prime Minister who is expected to impose much needed reform to the country. Even with these necessary changes, any optimist in purchasing Japanese securities has to grapple with two characteristics of this market: little-to-no growth companies and high valuation ratios. BCM's GARP investment philosophy approach first looks for profitable growth companies. Corporate Japan's return on equity for its companies has gone from 10% in 1981 to 3% this past year. The operating margin for this same set of companies has gone from 4.5% to 1.8% in the same 20-year time frame. Even if one can find profitable growing companies in Japan, it is difficult to overlook some of the most expensive valuation ratios worldwide that show the Nikkei 225 Index (Japan's most commonly accepted index) trading at 82x forward earnings estimates. This compares to 22x earnings for the Bloomberg European Index and 23x earnings for the S&P 500 Index. Since its inception, the International Equity Fund has been noticeably underweighted in Japanese securities, and no change is anticipated in this bottom-up stock selection result within the near future.

Other economies in Asia are struggling with the US slowdown too. Korean growth is expected to halve this year, while Hong Kong will be even harder hit. Taiwan is receiving a double whammy given its exposure to technology as well. The only good news is that China looks set to at least hit 7% economic growth this year, as strong domestic demand offsets the blow from trade. Within the past year, due to the overall weakness in the global technology sector, we have been fortunate enough to purchase Asiainfo Holdings, a quality China-based Internet services and software provider in this country of 1.3 billion people.

Although it is still influenced by a slowdown in the US economy, Europe's dependence on the US economy has declined. As a result, downward revisions of economic forecasts for European countries and their underlying equity markets have been less severe than other parts of the world. For the first time in several years, Europe's economies are actually stronger than the US, despite much criticism for its reluctance to lower interest rates. The region has seen its fair share of profit warnings, but we concur with the European Central Bank in believing that the euro-states will continue to have satisfactory economic fundamentals despite the weak performance of the region's stock markets.

Outlook

The outlook for the rest of this year is moderately positive given the correction experienced in the last 12 months. The overall weakness though has provided us an extraordinary opportunity to purchase some first-rate quality market leaders that heretofore were never within our international valuation ranges. Over the course of the last three months alone, the International Equity Fund has purchased stock in: Finland's Nokia, the #1 leader in cellular handsets and infrastructure, and Canada's Nortel Networks, the leading optical & wireless telecommunications systems provider representing 1.9% and 0.8% of the portfolio's net assets as of March 31, 2001, respectively. These are good examples of the kinds of GARP strategy ideas that present themselves when investors are willing to be patient and cautious.

While we await the verdict on whether or not the global economic slowdown is just a soft landing or an unexpected hard crash, it is important to purchase securities with a long-term focus that can transcend short-term economic weakness. We do not know whether or not we are headed into a major recession, but we do know that if the market is going to continue to be characterized by continued volatility and emotional trading, superior stock selection will be the key in delivering above average returns across all markets. As a long-term investor, we believe our GARP investment approach will always help us find new cheese for our clients.

Your fund will soon celebrate its second anniversary. While many interpret this to mean that your fund is one year away from a noteworthy three year track record and performance milestone, we remain confident that as an International GARP manager we are positioned like few other products in this asset class. We believe that our approach provides you the opportunity to diversify internationally the way mutual funds helped investors diversify domestically over the past decade. We very much appreciate the courage and conviction of current investors and look forward to growing with you. Thank you for your trust and confidence.

Sincerely,

Brown Capital Management International Team


/s/ Eddie Ramos

Eddie Ramos
Vice President

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                     Performance Update - $10,000 Investment

                For the period from May 28, 1999 (Commencement of
                          Operations) to March 31, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
         The Brown Capital Management    MSCI All Country         MSCI EAFE
          International Equity Fund     World EX USA Index   International Index
--------------------------------------------------------------------------------
 5/28/99          $10,000                    $10,000              $10,000
 6/30/99           10,040                     10,478               10,382
 9/30/99            9,840                     10,776               10,800
12/31/99           11,245                     12,698               12,597
 3/31/00           11,856                     12,792               12,547
 6/30/00           11,716                     12,219               12,014
 9/30/00           11,315                     11,169               11,011
12/31/00           11,233                     10,631               10,681
 3/31/01            9,998                      9,201                9,182


This graph depicts the performance of The Brown Capital Management International Equity Fund versus the MSCI All Country World EX USA Index and the MSCI EAFE International Index. It is important to note that The Brown Capital Management International Equity Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

                     --------------- ----------------------
                                         Since 5/28/99
                        One Year       (Commencement of
                                          Operations)
                     --------------- ----------------------
                         (15.67)%           (0.01)%
                     --------------- ----------------------


>>   The  graph  assumes  an  initial   $10,000   investment  at  May  28,  1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At March 31, 2001, the value of The Brown Capital Management International Equity Fund would have decreased to $9,998 - a cumulative total investment return of (0.02)% since May 28, 1999.

>> At March 31, 2001, the value of a similar investment in the MSCI All Country World EX USA Index would have decreased to $9,201 - a cumulative total investment return of (7.99)%; and a similar investment in the MSCI EAFE International Index would have decreased to $9,182 - a cumulative total investment return of (8.18)% since May 28, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in The Brown Capital Management International Equity Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.22%

      Australian Equities - 4.32%
           Goodman Fielder Limited ...............................................                   61,000               $   39,393
           National Australia Bank Limited .......................................                    2,900                   40,272
           Westpac Banking Corporation Limited ...................................                    6,000                   36,853
                                                                                                                          ----------
                                                                                                                             116,518
                                                                                                                          ----------
      Austrian Equity - 1.48%
           OMV AG ................................................................                      510                   39,840
                                                                                                                          ----------

      Belgium Equity - 1.64%
           Dexia .................................................................                      302                   44,294
                                                                                                                          ----------

      Bermuda Equities - 1.82%
           Ace Limited ...........................................................                      650                   24,018
           XL Capital Ltd. - Class A .............................................                      330                   25,103
                                                                                                                          ----------
                                                                                                                              49,121
                                                                                                                          ----------
      Brazilian Equities - 2.46%
        (a)America Online Latin America, Inc. ....................................                   10,700                   50,156
        (a)Petroleo Brasileiro S.A. - ADR ........................................                      750                   16,275
                                                                                                                          ----------
                                                                                                                              66,431
                                                                                                                          ----------
      British Equities - 11.89%
           Amvescap Plc ..........................................................                    4,000                   57,196
           Enterprise Oil plc ....................................................                    2,700                   21,635
           J Sainsbury plc .......................................................                    4,449                   24,250
           Man Group plc .........................................................                    5,000                   58,931
           Morgan Crucible Company plc ...........................................                    6,500                   25,997
           Rolls-Royce plc .......................................................                   16,000                   49,495
        (a)Shire Pharmaceuticals Group PLC .......................................                    3,200                   49,764
           United Business Media plc .............................................                    3,700                   33,682
                                                                                                                          ----------
                                                                                                                             320,950
                                                                                                                          ----------
      Canadian Equities - 5.66%
           Noranda, Inc. .........................................................                    2,900                   29,254
           Nortel Networks Corporation ...........................................                    1,600                   22,480
           Royal Bank of Canada ..................................................                    1,600                   48,064
           The Toronto-Dominion Bank .............................................                      400                   10,067
           The Toronto-Dominion Bank .............................................                    1,700                   42,840
                                                                                                                          ----------
                                                                                                                             152,705
                                                                                                                          ----------
      Chinese Equity - 0.72%
        (a)AsiaInfo Holdings, Inc. ...............................................                    1,600                   19,400
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                                 56

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Danish Equity - 2.33%
        (a)Danske Bank ...............................................................                  4,000             $   63,052
                                                                                                                          ----------

      Finnish Equity - 1.87%
           Nokia Oyj .................................................................                  2,100                 50,400
                                                                                                                          ----------

      French Equities - 5.71%
           Alcatel ...................................................................                    500                 15,031
           Alstom ....................................................................                  2,000                 54,683
           Aventis S. A ..............................................................                    400                 30,861
           Pechiney SA ...............................................................                    800                 34,365
           Scor ......................................................................                    450                 19,117
                                                                                                                          ----------
                                                                                                                             154,057
                                                                                                                          ----------
      German Equities - 5.53%
           Adidas-Salomon AG .........................................................                    800                 43,184
           ProSieben Sat.1 Media AG ..................................................                  1,640                 29,221
           Rhoen-Klinikum AG .........................................................                  1,400                 76,802
                                                                                                                          ----------
                                                                                                                             149,207
                                                                                                                          ----------
      Hong Kong Equities - 1.90%
           Esprit Holdings Limited ...................................................                 46,000                 51,310
                                                                                                                          ----------

      Hungarian Equity - 0.86%
           Magyar Tavkozlesi Rt - ADR ................................................                  1,600                 23,280
                                                                                                                          ----------

      Indian Equity - 0.85%
        (a)Videsh Sanchar Nigam Ltd. - ADR ...........................................                  1,950                 23,108
                                                                                                                          ----------

      Isralian Equity - 1.91%
        (a)Partner Communications Company Ltd. - ADR .................................                  3,100                 13,369
           Teva Pharmaceutical Industries Ltd. - ADR .................................                    700                 38,238
                                                                                                                          ----------
                                                                                                                              51,607
                                                                                                                          ----------
      Japanese Equities - 9.86%
           Autobacs Seven Co., Ltd. ..................................................                  1,400                 31,173
           Coca-Cola West Japan Company Limited ......................................                  2,800                 59,461
           Daito Trust Construction Co., Ltd. ........................................                  3,400                 51,727
           Futaba Corporation ........................................................                  1,600                 45,008
        (a)House Foods Corporation ...................................................                  4,000                 43,487
        (a)Ono Pharmaceutical Co., Ltd. ..............................................                  1,000                 35,261
                                                                                                                          ----------
                                                                                                                             266,117
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                                 57

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Korean Equity - 0.69%
        (a)Korea Telecom Corporation - ADR .............................................                   800            $   18,576
                                                                                                                          ----------

      Luxembourg Equity - 2.08%
           Societe Europeene des Satellites ............................................                   400                56,175
                                                                                                                          ----------

      Mexican Equities - 3.85%
           Cemex S.A. de C.V ...........................................................                 7,400                31,754
           Fomento Economico Mexicano, S.A. de C.V. - ADR ..............................                   800                28,408
        (a)Wal-Mart de Mexico SA de CV .................................................                18,700                43,679
                                                                                                                          ----------
                                                                                                                             103,841
                                                                                                                          ----------
      Netherlands Equities - 9.40%
           ABN AMRO Holding NV .........................................................                 1,716                31,222
           Akzo Nobel N.V ..............................................................                 1,300                53,584
           Buhrmann NV .................................................................                 1,500                38,444
           DSM NV ......................................................................                 1,200                41,710
        (a)Fox Kids Europe NV ..........................................................                 3,200                28,087
           Koninklijke (Royal) Philips Electronics N.V .................................                   876                23,913
           Vedior NV ...................................................................                 3,200                36,795
                                                                                                                          ----------
                                                                                                                             253,755
                                                                                                                          ----------
      New Zealand Equity - 1.32%
           Telecom Corporation of New Zealand Limited ..................................                15,300                35,599
                                                                                                                          ----------

      Norwegian Equity - 1.42%
           Storebrand ASA ..............................................................                 6,500                38,267
                                                                                                                          ----------

      Portugal Equity - 1.48%
           Portugal Telecom SA - rights attached .......................................                 4,700                40,016
                                                                                                                          ----------

      Singapore Equity - 0.95%
        (a)Creative Technology Limited .................................................                 1,400                13,500
        (a)ST Assembly Test Services Limited ...........................................                 1,300                12,025
                                                                                                                          ----------
                                                                                                                              25,525
                                                                                                                          ----------
      Spanish Equities - 7.70%
           Endesa S.A ..................................................................                 2,700                44,364
           Repsol YPF, S.A .............................................................                 3,100                54,610
        (a)Telefonica, S.A .............................................................                   897                42,946
           Telefonica Publicidad e Informacion, S.A ....................................                 5,200                23,962
           Union Electrica Fenosa, S.A .................................................                 2,300                41,870
                                                                                                                          ----------
                                                                                                                             207,752
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                                 58

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Swedish Equities - 1.94%
           Holmen AB - B Shares .......................................................                1,200              $  20,743
           Nordea AB ..................................................................                2,540                 15,388
           Nordea AB ..................................................................                2,700                 16,335
                                                                                                                          ----------
                                                                                                                             52,466
                                                                                                                          ----------
      Swiss Equities - 4.58%
        (a)ABB Ltd. ...................................................................                  628                 45,434
        (a)Distefora Holding AG .......................................................                  316                 31,208
           Gretag Imaging Group .......................................................                  200                  5,311
           Swisscom AG ................................................................                  155                 34,709
           Zurich Financial Services AG ...............................................                   21                  6,873
                                                                                                                          ----------
                                                                                                                            123,535
                                                                                                                          ----------

           Total Common Stocks (Cost $2,815,381) ...........................................................               2,596,904
                                                                                                                          ----------

INVESTMENT COMPANY - 3.78%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares (Cost $102,145) ...................              102,145                 102,145
                                                                                                                          ----------

Total Value of Investments (Cost $2,917,526 (b)) ......................................               100.00 %           $2,699,049
Liabilities in Excess of Other Assets .................................................                (0.00)%                   (4)
                                                                                                      ------             ----------
      Net Assets ......................................................................               100.00 %           $2,699,045
                                                                                                      ======             ==========

      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

           Unrealized appreciation .........................................................................             $  189,037
           Unrealized depreciation .........................................................................               (407,514)
                                                                                                                         ----------

                      Net unrealized depreciation ..........................................................             $ (218,477)
                                                                                                                         ==========

      The following acronyms and abbreviations are used in this portfolio:

           AB - Aktiebolag (Swedish)                    NV - Naamloze Vennootschap (Dutch)
           ADR - American Depository Receipt            PLC - Public Limited Company (British)
           AG - Aktiengesellschaft (German)             SA - Socieded Anonima (Spanish)
           GDR - Global Depository Receipt              SA - Societe Anonyme (French)


See accompanying notes to financial statements

                                                                 59

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2001



ASSETS
      Cash ..................................................................................................           $    16,330
      Investments, at value (cost $2,917,526) ...............................................................             2,699,049
      Income receivable (cost $3,782) .......................................................................                 3,750
                                                                                                                        -----------

            Total assets ....................................................................................             2,719,129
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ......................................................................................                19,996
      Other liabilities .....................................................................................                    88
                                                                                                                        -----------

            Total liabilities ...............................................................................                20,084
                                                                                                                        -----------

NET ASSETS
      (applicable to 277,933 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ...............................................           $ 2,699,045
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($2,699,045 / 277,933 shares) .........................................................................           $      9.71
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital .......................................................................................           $ 2,984,458
      Accumulated net investment loss .......................................................................                (1,028)
      Accumulated net realized loss on investments and foreign currency transactions ........................               (65,876)
      Net unrealized depreciation on investments and translation of assets
            and liabilities in foreign currencies ...........................................................              (218,509)
                                                                                                                        -----------
                                                                                                                        $ 2,699,045
                                                                                                                        ===========














See accompanying notes to financial statements


                                                                 60

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2001



NET INVESTMENT INCOME

      Income
            Dividends (net of withholding taxes of $4,483) ...............................................                $  57,039
                                                                                                                          ---------

      Expenses
            Investment advisory fees (note 2) ............................................................                   24,758
            Fund administration fees (note 2) ............................................................                    4,333
            Custody fees .................................................................................                    7,000
            Registration and filing administration fees (note 2) .........................................                    1,438
            Fund accounting fees (note 2) ................................................................                   25,099
            Audit fees ...................................................................................                   15,001
            Legal fees ...................................................................................                   13,937
            Securities pricing fees ......................................................................                   13,412
            Shareholder recordkeeping fees ...............................................................                   12,000
            Other accounting fees (note 2) ...............................................................                   19,667
            Shareholder servicing expenses ...............................................................                    2,297
            Registration and filing expenses .............................................................                    6,986
            Printing expenses ............................................................................                    1,629
            Trustee fees and meeting expenses ............................................................                    3,880
            Other operating expenses .....................................................................                    3,500
                                                                                                                          ---------

                Total expenses ...........................................................................                  154,937
                                                                                                                          ---------

                Less:
                     Expense reimbursements (note 2) .....................................................                  (80,634)
                     Investment advisory fees waived (note 2) ............................................                  (24,758)
                                                                                                                          ---------

                Net expenses .............................................................................                   49,545
                                                                                                                          ---------

                     Net investment income ...............................................................                    7,494
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment and foreign currency transactions ................................                  (69,087)
      Decrease in unrealized appreciation on investments and translation of assets
            and liabilities in foreign currencies ........................................................                 (421,631)
                                                                                                                          ---------


            Net realized and unrealized loss on investments ..............................................                 (490,718)
                                                                                                                          ---------


                Net decrease in net assets resulting from operations .....................................                $(483,224)
                                                                                                                          =========




See accompanying notes to financial statements


                                                                 61

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended          Period ended
                                                                                                    March 31,            March 31,
                                                                                                      2001               2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
         Net investment income .............................................................       $     7,494          $     1,339
         Net realized (loss) gain from investment transactions .............................           (69,087)              45,215
         (Decrease) increase in unrealized appreciation on investments
             and translation of assets and liablities in foreign currencies ................          (421,631)             203,122
                                                                                                   -----------          -----------

             Net (decrease) increase in net assets resulting from operations ...............          (483,224)             249,676
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income .............................................................            (5,143)              (1,339)
         Net realized gain from investment transactions ....................................           (44,714)                   0
         Tax distribution in excess of net investment income ...............................                 0                 (669)
                                                                                                   -----------          -----------

             Decrease in net assets resulting from distributions ...........................           (49,857)              (2,008)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (b) ..............         1,584,589            1,399,869
                                                                                                   -----------          -----------

                   Total increase in net assets ............................................         1,051,508            1,647,537

NET ASSETS
     Beginning of period ...................................................................         1,647,537                    0
                                                                                                   -----------          -----------

     End of period .........................................................................       $ 2,699,045          $ 1,647,537
                                                                                                   ===========          ===========



(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.
(b) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                     Year ended                               Period ended
                                                                   March 31, 2001                          March 31, 2000 (a)
                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................     142,306          $ 1,621,001              139,161          $ 1,398,376

Shares issued for reinvestment of distributions ........       4,427               49,574                  179                2,008
                                                         -----------          -----------          -----------          -----------

                                                             146,733            1,670,575              139,340            1,400,384

Shares redeemed ........................................      (8,088)             (85,986)                 (52)                (515)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................     138,645          $ 1,584,589              139,288          $ 1,399,869
                                                         ===========          ===========          ===========          ===========


See accompanying notes to financial statements

                                                                 62

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended             Period ended
                                                                                              March 31,               March 31,
                                                                                                2001                  2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................................              $     11.83            $     10.00

      (Loss) income from investment operations
           Net investment income ..............................................                     0.03                   0.02
           Net realized and unrealized (loss) gain on investments and translation of
                 assets and liabilities in foreign currencies .................                    (1.83)                  1.83
                                                                                             -----------            -----------

                 Total from investment operations .............................                    (1.80)                  1.85
                                                                                             -----------            -----------

      Distributions to shareholders from
           Net investment income ..............................................                    (0.02)                 (0.02)
           Net realized gain from investment transactions .....................                    (0.30)                  0.00
                                                                                             -----------            -----------

                 Total distributions ..........................................                    (0.32)                 (0.02)
                                                                                             -----------            -----------

Net asset value, end of period ................................................              $      9.71            $     11.83
                                                                                             ===========            ===========

Total return ..................................................................                   (15.67)%                18.56 %
                                                                                             ===========            ===========

Ratios/supplemental data

      Net assets, end of period ...............................................              $ 2,699,045            $ 1,647,537
                                                                                             ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......................                     6.26 %                 9.23 %(b)
           After expense reimbursements and waived fees .......................                     2.00 %                 2.00 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ......................                    (3.95)%                (7.11)%(b)
           After expense reimbursements and waived fees .......................                     0.30 %                 0.12 %(b)

      Portfolio turnover rate .................................................                    14.85 %                23.61 %


(a) For the period from May 28, 1999 (commencement of operations) to March 31, 2000.
(b) Annualized.






See accompanying notes to financial statements


                                                                 63

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management International Equity Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in foreign countries. The Fund began operations on May 28, 1999. The following is a summary of significant accounting policies followed by the Fund.


              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    The Fund has a capital loss carryforward for federal income tax purposes of $38,628 of which expires in the year 2009. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforward has been offset or expires.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund will made a determination each year as to the distribution of its net investment income, if any, and of its realized capital gains, if any, based upon tax considerations both at the Fund level, and the tax considerations of its shareholders. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

              E. Use of Estimates - The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              F. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

                    The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

                    Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


 NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% on the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets over $100 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $24,758 ($0.11 per share) and has voluntarily agreed to reimburse $80,634 of the Fund's operating expenses for the year ended March 31, 2001.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also received a monthly fee of $2,000 for accounting and recordkeeping services through November 2000. Beginning December 1, 2000, this fee was increased to $2,250 per month with an additional charge of 0.01% of annual average net assets paid monthly. The contract with the Administrator provides that the aggregate fees for the aforementioned administration fees shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001



              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $1,850,238 and $337,262, respectively, for the year ended March 31, 2001.

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                                       Deloitte
                                                                       & Touche



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management International Equity Fund:


We have audited the accompanying statement of assets and liabilities of The Brown Capital Management International Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2001 and 2000, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management International Equity Fund as of March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
April 27, 2001




________
Deloitte
Touche
Tohmatsu
________

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II










For Shareholder Service Inquiries:             For Investment Advisor Inquiries:

Documented:                                    Documented:

NC Shareholder Services                        Brown Capital Management
116 South Franklin Street                      1201 North Calvert Street
Post Office Drawer 4365                        Baltimore, Maryland 21202
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:                           Toll-Free Telephone:

1-800-773-3863                                 1-877-892-4BCM, 1-877-892-4226

World Wide Web @:                              World Wide Web @:

ncfunds.com                                    browncapital.com












                                                                 [LOGO]

                                                        BROWN CAPITAL MANAGEMENT

                                     PART C
                                     ======

                                    FORM N-1A

                                OTHER INFORMATION


ITEM 23.  Exhibits
          --------

(a)(1)     Amended and Restated Declaration of Trust.^9

(a)(2) Certificate of Establishment and Designation for the Brown Capital Management International Equity Fund.^18

(a)(3) Certificate of Establishment and Designation for the WST Growth Fund Class C Shares.^20

(a)(4) Certificate of Establishment and Designation for the Capital Value T Shares.^21

(b)        Amended and Restated By-laws.^9

(c) Certificates for shares are not issued. Articles V, VI, VIII, IX and X of the Amended and Restated Declaration of Trust, previously filed as Exhibit (a)(1) hereto, define the rights of holders of Shares.^9

(d)(1) Investment Advisory Agreement between the Nottingham Investment Trust II and Capital Investment Counsel, Inc., as Advisor to the Capital Value Fund.^20

(d)(2) Amendment to the Investment Advisory Agreement between the Nottingham Investment Trust II and Capital Investment Counsel, Inc., as Advisor to the Capital Value Fund.^20

(d)(3) Investment Advisory Agreement between the Nottingham Investment Trust II and Investek Capital Management, Inc., as Advisor to the EARNEST Partners Fixed Income Trust.^2

(d)(4)     Interim   Investment   Advisory   Agreement  between  the  Nottingham
           Investment Trust II and EARNEST Partners Limited, LLC, as Advisor to the EARNEST Partners Fixed Income Trust.^21

(d)(5) Investment Advisory Agreement between the Nottingham Investment Trust II and EARNEST Partners Limited, LLC, as Advisor to the EARNEST Partners Fixed Income Trust.^22

(d)(6) Investment Advisory Agreement between the Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to the Brown Capital Management Equity Fund.^4

(d)(7) Investment Advisory Agreement between the Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to the Brown Capital Management Balanced Fund.^4

(d)(8) Investment Advisory Agreement between the Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to the Brown Capital Management Small Company Fund.^4

(d)(9) Amended and Restated Investment Advisory Agreement between the Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to the Brown Capital Management Small Company Fund and the Brown Capital Management International Equity Fund.^16

(d)(10) Amended and Restated Investment Advisory Agreement between the Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to the Brown Capital Management Equity Fund and the Brown Capital Management Balanced Fund.

(d)(11) Investment Advisory Agreement between the Nottingham Investment Trust II and Wilbanks, Smith & Thomas Asset Management, LLC, as Advisor to the WST Growth Fund.^13

(d)(12) Amended and Restated Investment Advisory Agreement between the Nottingham Investment Trust II and Wilbanks, Smith & Thomas Asset Management, LLC, as Advisor to the WST Growth Fund.^22

(e)(1)     Amended and Restated  Distribution  Agreement  between the Nottingham
           Investment  Trust  II  and  Capital   Investment   Group,   Inc.,  as
           Distributor for the Capital Value Fund.^20

(e)(2) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the EARNEST Partners Fixed Income Trust.^11

(e)(3) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the Brown Capital Management Equity Fund.^9

(e)(4) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the Brown Capital Management Balanced Fund.^9

(e)(5) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the Brown Capital Management Small Company Fund.^9

(e)(6)     Amended and Restated  Distribution  Agreement  between the Nottingham
           Investment  Trust  II  and  Capital   Investment   Group,   Inc.,  as
           Distributor for the Brown Capital Management Funds.^22

(e)(7) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the WST Growth Fund.^11

(e)(8)     Amended and Restated  Distribution  Agreement  between the Nottingham
           Investment  Trust  II  and  Capital   Investment   Group,   Inc.,  as
           Distributor for the WST Growth Fund.^22

(f)        Not Applicable.

(g)(1) Custodian Agreement between the Nottingham Investment Trust II and First Union National Bank of North Carolina, as Custodian.^13

(g)(2) Custodian Agreement between the Nottingham Investment Trust II and First Union National Bank of Pennsylvania, as Custodian.

(g)(3) Global Custodian Agreement between the Nottingham Investment Trust II and First Union National Bank, as Foreign Custodian for The Brown Capital Management International Equity Fund.^22

(g)(4) Amendment to Global Custodian Agreement between the Nottingham Investment Trust II and First Union National Bank, as Foreign Custodian for The Brown Capital Management International Equity Fund.

(h)(1) Fund Accounting and Compliance Administration Agreement between the Nottingham Investment Trust II and The Nottingham Management Company, Inc., as Administrator.^15

(h)(2)     Amended and Restated Fund  Accounting and  Compliance  Administration
           Agreement  between  the  Nottingham   Investment  Trust  II  and  The
           Nottingham Management Company, Inc., as Administrator.

(h)(3)     Dividend   Disbursing  and  Transfer  Agent  Agreement   between  the
           Nottingham   Investment  Trust  II  and  North  Carolina  Shareholder
           Services, LLC, as Transfer Agent.^15

(h)(4) Amendment to the Dividend Disbursing and Transfer Agent Agreement between the Nottingham Investment Trust II and North Carolina Shareholder Services, LLC, as Transfer Agent.

(h)(5) Expense Limitation Agreement between Nottingham Investment Trust II and Brown Capital Management, Inc.^16

(h)(6) Expense Limitation Agreement between Nottingham Investment Trust II and Wilbanks, Smith & Thomas Asset Management, LLC.^16

(h)(7) Expense Limitation Agreement between Nottingham Investment Trust II and EARNEST Partners Limited, LLC.^21

(i)(1) Opinion and Consent of Dechert regarding the legality of the securities being registered with respect to the Brown Capital Management International Equity Fund.^15

(i)(2) Opinion and Consent of Dechert regarding the legality of the securities being registered with respect to the WST Growth Fund's Class C Shares.^16

(i)(3) Opinion and Consent of Poyner & Spruill, L.L.P., Counsel, with respect to the Capital Value Fund's Investor Class Shares.^12

(i)(4) Consent of Dechert, Counsel, with respect to the Capital Value Fund, WST Growth Fund, and the Brown Capital Management Funds.^22

(i)(5) Consent of Dechert, Counsel, with respect to the EARNEST Partners Fixed Income Trust.^21

(i)(6) Consent of Parker, Poe, Adams & Bernstein L.L.P., Counsel, with respect to the Capital Value Fund, EARNEST Partners Fixed Income Trust, WST Growth Fund, and the Brown Capital Management Funds.

(j)(1) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to the Capital Value Fund, WST Growth Fund, and the Brown Capital Management Funds.^22

(j)(2) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to the EARNEST Partners Fixed Income Trust.^21

(j)(3) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to the Capital Value Fund, EARNEST Partners Fixed Income Trust, WST Growth Fund, and the Brown Capital Management Funds.

(k)        Not applicable.

(l)        Initial Capital Agreement.^1

(m)(1) Distribution Plan under Rule 12b-1 for the Capital Value Fund Investor Class Shares.^10

(m)(2) Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Value Fund Investor Class Shares and T Shares.^21

(m)(3) Distribution Plan under Rule 12b-1 for the EARNEST Partners Fixed Income Trust.^11

(m)(4) Distribution Plan under Rule 12b-1 for the Brown Capital Management Equity Fund.^9

(m)(5) Distribution Plan under Rule 12b-1 for the Brown Capital Management Balanced Fund.^9

(m)(6) Distribution Plan under Rule 12b-1 for the Brown Capital Management Small Company Fund.^9

(m)(7) Distribution Plan under Rule 12b-1 for the WST Growth Fund's Investor Class Shares.^13

(m)(8) Distribution Plan under Rule 12b-1 for the WST Growth Fund's Class C Shares.^16

(n)(1) Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.^14

(n)(2)     Amended and Restated Rule 18f-3 Multi-Class Plan.^16

(n)(3)     Amended and Restated Rule 18f-3 Multi-Class Plan.^21

(p)(1)     Code of Ethics for the Nottingham Investment Trust II.^22

(p)(2)     Code of Ethics for Capital Investment Group, Inc.

(p)(3)     Code of Ethics for Capital Investment Counsel, Inc.

(p)(4)     Code of Ethics for EARNEST Partners Limited, LLC.

(p)(5)     Code of Ethics for Brown Capital Management, Inc.

(p)(6)     Code of Ethics for Wilbanks, Smith & Thomas Asset Management, LLC.

(q)        Copy of Power of Attorney.^6

-----------------------

1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 29, 1990 (File No. 33-37458).
2. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 20, 1991 (File No. 33-37458).
3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 22, 1992 (File No. 33-37458).
4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 27, 1992 (File No. 33-37458).
5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 30, 1993 (File No. 33-37458).
6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 26, 1994 (File No. 33-37458).
7. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 29, 1994 (File No. 33-37458).
8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 7, 1994 (File No. 33-37458).
9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on June 2, 1995 (File No. 33-37458).
10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 1, 1995 (File No. 33-37458).
11. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 12, 1996 (File No. 33-37458).
12. Incorporated herein by reference to Registrant's Form 24f-2 filing filed on May 29, 1997 (File No. 33-37458) .
13. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 24, 1997 (File No. 33-37458).
14. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 20, 1998 (File No. 33-37458).
15. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 24, 1999 (File No. 33-37458).
16. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 16, 1999 (File No. 33-37458).
17. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 30, 1999 (File No. 33-37458).
18. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 28, 1999 (File No. 33-37458).
19. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on June 1, 1999 (File No. 33-37458).
20. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 22, 1999 (File No. 33-37458).
21. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 2, 2000 (File No. 33-37458).
22. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 1, 2000 (File No. 33-37458).


ITEM 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

           No person is controlled by or under common control with the Registrant.


ITEM 25.  Indemnification
          ---------------

           The Amended and Restated Declaration of Trust ("Declaration of Trust") and Amended and Restated Bylaws ("Bylaws") of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

           The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

           No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

           The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

           Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

           This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

           In addition to foregoing statements, the Registrant has entered into Investment Advisory Agreements with its Advisors and Distribution Agreements with its Distributor. These agreements provide indemnification for the respective investment advisors, distributors and their affiliates. Some of these persons may also be serving as trustees and officers of the Trust.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 26.  Business and other Connections of the Investment Advisor
          --------------------------------------------------------

           See the Statements of Additional Information section entitled "Management and Other Service Providers" for the activities and affiliations of the officers and directors of the investment advisers of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the investment advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The investment advisers currently serve as investment advisers to numerous institutional and individual clients.


ITEM 27.  Principal Underwriter
          ---------------------

     (a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, The Chesapeake Core Growth Fund, Capital Value Fund, EARNEST Partners Fixed Income Trust, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, WST Growth Fund, SCM Strategic Growth Fund, Wisdom Fund, Hillman Total Return Fund, and Hillman Aggressive Equity Fund.

     (b)

                              POSITION(S) AND OFFICE(S)      POSITION(S)
NAME AND PRINCIPAL            WITH CAPIITAL INVESTMENT       AND OFFICE(S)
BUSINESS ADDRESS              GROUP, INC.                    WITH REGISTRANT
==================            ========================       ===============
Richard K. Bryant             President                      Trustee and officer
17 Glenwood Avenue                                           of Trust; President
Raleigh, N.C. 27622                                          of  Capital   Value
                                                             Fund;  no  position
                                                             with  other  series
                                                             of the Trust

E.O. Edgerton, Jr.            Vice President                 Vice  President  of
17 Glenwood Avenue                                           Capital Value Fund;
Raleigh, N.C.  27622                                         no  position   with
                                                             other series of the
                                                             Trust

Delia Zimmerman               Secretary                      None
17 Glenwood Avenue
Raleigh, N.C.  27622

Con T. McDonald               Assistant Vice-President       None
17 Glenwood Avenue
Raleigh, N.C.  27622

W. Harold Eddins, Jr.         Assistant Vice-President       None
17 Glenwood Avenue
Raleigh, N.C.  27622

Richard S. Battle             Assistant Vice-President       None
17 Glenwood Avenue
Raleigh, N.C.  27622

     (c)   Not applicable


ITEM 28.  Location of Accounts and Records
          --------------------------------

           All account books and records not normally held by First Union National Bank, the Custodian to the Nottingham Investment Trust II, are held by the Nottingham Investment Trust II, in the offices of The Nottingham Management Company, Inc., Fund Accountant and Administrator; North Carolina Shareholder Services, LLC, Transfer Agent to the Nottingham Investment Trust II; or by each of the Advisors to the Nottingham Investment Trust II.

           The address of The Nottingham Management Company, Inc. is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The address of North Carolina Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of First Union National Bank is 123 South Broad Street, Philadelphia, Pennsylvania 19109. The address of Capital Investment Counsel, Inc., Advisor to the Capital Value Fund, is 17 Glenwood Avenue, Raleigh, North Carolina 27622. The address of EARNEST Partners Limited, LLC, Advisor to EARNEST Partners Fixed Income Trust, is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309. The address of Brown Capital Management, Inc., Advisor to The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund is 1201 N. Calvert Street, Baltimore, Maryland 21202. The address of Wilbanks, Smith and Thomas Asset Management, LLC, Advisor to the WST Growth Fund, is One Commercial Place, Suite 1450, Norfolk, Virginia 23510.


ITEM 29.  Management Services
          -------------------

           None.


ITEM 30.  Undertakings
          ------------

           None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 43 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 30th day of July, 2001.


NOTTINGHAM INVESTMENT TRUST II


By:  /s/ C. Frank Watson, III
    _________________________________
       C. Frank Watson, III
       Secretary




Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 43 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                      *                               Trustee, Chairman
_________________________________________________
Jack E. Brinson                  Date


                      *                               Trustee
_________________________________________________
Eddie C. Brown                   Date


                      *                               Trustee
_________________________________________________
Richard K. Bryant                Date


                      *                               Trustee
_________________________________________________
J. Buckley Strandberg            Date


 /s/ Julian G. Winters       July 30, 2001            Treasurer
_________________________________________________
Julian G. Winters                Date


* By:  /s/ C. Frank Watson, III                  Dated: July 30, 2001
      ___________________________________________
        C. Frank Watson, III
        Attorney-in-Fact

                                INDEX TO EXHIBITS

                      (FOR POST-EFFECTIVE AMENDMENT NO. 43)
                      -------------------------------------


EXHIBIT NO.
UNDER PART C
OF FORM N-1A        NAME OF EXHIBIT
-------------       ---------------

  (d)(10) Amended and Restated Investment Advisory Agreement between the Registrant and Brown Capital Management, Inc. as Advisor to the Brown Capital Management Equity Fund and the Brown Capital Management Balanced Fund

  (g)(2) Custodian Agreement between the Registrant and First Union National Bank of Pennsylvania, as Custodian

  (g)(4) Amendment to Global Custody Agreement between the Registrant and First Union National Bank with respect to The Brown Capital Management International Equity Fund

  (h)(2)            Amended  and  Restated  Fund   Accounting   and   Compliance
                    Administration Agreement between the Registrant and The Nottingham Management Company, Inc., as Administrator

  (h)(4)            Amendment to the  Dividend  Disbursing  and  Transfer  Agent
                    Agreement   between  the   Registrant   and  North  Carolina
                    Shareholder Services, LLC, as Transfer Agent

  (i)(6) Consent of Parker, Poe, Adams & Bernstein, L.L.C., Counsel, with respect to the Capital Value Fund, EARNEST Partners Fixed Income Trust, WST Growth Fund, and the Brown Capital Management Funds

  (j)(3) Consent of Deloitte & Touche LLP, Independent Public Accountants, with respect to the Capital Value Fund, EARNEST Partners Fixed Income Trust, WST Growth Fund, and the Brown Capital Management Funds

  (p)(2)            Code  of  Ethics  for  Capital   Investment   Group,   Inc.,
                    Distributor of the funds

  (p)(3) Code of Ethics for Capital Investment Counsel, Inc., Advisor to the Capital Value Fund

  (p)(4) Code of Ethics for EARNEST Partners Limited, LLC, Advisor to the EARNEST Partners Fixed Income Trust

  (p)(5) Code of Ethics for Brown Capital Management, Inc., Advisor to the Brown Capital Management Funds

  (p)(6)            Code  of  Ethics  for   Wilbanks,   Smith  &  Thomas   Asset
                    Management, LLC, Advisor to the WST Growth Fund